                                                                   EXHIBIT 10.10

                         LONG BEACH MUNICIPAL AIRPORT

                                LEASE AGREEMENT



                         KILROY LONG BEACH ASSOCIATES

                       a California Limited Partnership

                                  "DEVELOPER"



                              CITY OF LONG BEACH

                                  "LANDLORD"

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----
1.  SUBJECT OF LEASE                                                       1
      1.1  Purpose of Lease..............................................  1
      1.2  Lease of Premises.............................................  1
      1.3  The Project Area..............................................  1
      1.4  The Premises..................................................  2
              1.4.1  Adjacent Properties.................................  2
      1.5  Parties to the Lease Agreement................................  3
              1.5.1  Landlord............................................  3
              1.5.2  Developer...........................................  3
              1.5.3  Association by Developer............................  4

2.  TERM.................................................................  4
      2.1  Basic Term ...................................................  4
      2.2  Options for Extensions .......................................  4

3.  RENT.................................................................  5
      3.1  Minimum Ground Rent ..........................................  5
              3.1.1  Amount of Ground Rent ..............................  5
              3.1.2  Allocation of Ground Rent...........................  5
              3.1.3  Payment of Ground Rent .............................  6
              3.1.4  Initial Ground Rent.................................  7
              3.1.5  Change in Scope of Development......................  8
              3.1.6  Delays in Commencement of Ground Rent ..............  9
              3.1.7  Due Dates and Place of Payment......................  9
      3.2  Ground Rent Adjustments ...................................... 10
              3.2.1  Adjustment Dates.................................... 10
              3.2.2  Ground Rent Adjustments by Appraisal................ 10
                     3.2.2.1 Adjustments for Predevelopment
                       and Infrastructure Costs.......................... 11
              3.2.3  Appraisal .......................................... 11
              3.2.4  Maximum Rent Increase .............................. 13
                     3.2.4.1 Allocation to Parcels....................... 13
                     3.2.4.2 Base Sublease Rental........................ 14
                     3.2.4.3 Sublease Rental Percentage Change........... 14
                     3.2.4.4 Adjusted Ground Rent........................ 14
                     3.2.4.5 Sale or Assignment of Leasehold Interest.... 15
      3.3  Ground Rent Adjustments Following Reconstruction.............. 15
              3.3.1  Ground Rent Adjustments............................. 16
                     3.3.1.1 Adjustment Date ............................ 16
                     3.3.1.2 Alternate Adjustment Date................... 16
              3.3.2  No Adjustment At Next Scheduled Adjustment Date..... 17

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)


                                                                     Page
                                                                     ----
                3.3.3  Maximum Ground Rent Adjustment...............  17
      3.4   Adjustments to Ground Rent During Option Term...........  17
      3.5   Maximum Ground Rent Increase ...........................  17
      3.6   Definition of Predevelopment and
              Infrastructure Costs..................................  18
      3.7   Approval of Improvement Plans...........................  18
      3.8   Determination of Predevelopment and
              Infrastructure Costs..................................  19
      3.9   Construction by Landlord................................  20
      3.10  Phasing of Improvements.................................  21
      3.11  Exceptions to Maximum Predevelopment and
              Infrastructure Costs..................................  21
                3.11.1 Rights-of-Way................................  21
                3.11.2 Sewer and Storm Drain........................  22
                3.11.3 Traffic Mitigation...........................  22

4. LEASEHOLD MORTGAGES..............................................  22
      4.1   Leasehold Mortgage Authorized...........................  22
      4.2   Notice to Landlord......................................  23
                4.2.1  Leasehold Mortgage Requirements..............  23
                4.2.2  Assignment of Leasehold Mortgage.............  23
                4.2.3  Landlord's Acknowledgement of Notice.........  23
                4.2.4  Developer to Provide Copies..................  24
      4.3   Definitions.............................................  25
                4.3.1  Institutional Lender.........................  25
                4.3.2  Leasehold Mortgage...........................  25
                4.3.3  Leasehold Mortgagee..........................  25
      4.4   Consent of Leasehold Mortgagee Required.................  25
      4.5   Default Notice..........................................  26
      4.6   Notice to Leasehold Mortgagee...........................  26
                4.6.1  Landlord's Termination Notice................  26
                4.6.2  Proper Address of Leasehold Mortgagee........  28
      4.7   Procedure on Default....................................  28
                4.7.1  Extension of Termination Notice Period ......  28
                      4.7.1.1  Payment of Monetary Obligations......  29
                      4.7.1.2  Foreclosure of Leasehold Mortgage....  29
                4.7.2  Cure of Default .............................  29
                4.7.3  Compliance of Leasehold Mortgagee............  30
                4.7.4  Leasehold Mortgage Not an Assignment.........  30

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
                4.7.5  Obligation of Leasehold Mortgagee
                        to Repair or Reconstruct........................... 31
                4.7.6  Leasehold Mortgagee's Right to Transfer............. 32
                4.7.7  Leasehold Mortgagee Transfer a Permitted Sale....... 32
      4.8   New Lease...................................................... 33
                4.8.1 Terms of New Lease................................... 33
                      4.8.1.1 Written Request to Landlord.................. 33
                      4.8.1.2 Payment of Obligations....................... 33
                      4.8.1.3 Remedy of Developer's Defaults............... 34
                      4.8.1.4 New Lease to Have First Priority............. 35
                      4.8.1.5 Developer's Obligations Under New Lease...... 35
      4.9   New Lease Priorities........................................... 35
      4.10  Eminent Domain................................................. 36
      4.11  Notice of Arbitration.......................................... 36
      4.12  Amendment to Facilitate Leasehold Financing.................... 36
      4.13  Security Deposit............................................... 36
      4.14  Estoppel Certificate........................................... 37
      4.15  Notices........................................................ 38
      4.16  Erroneous Payments............................................. 38
      4.17  Request for Notice for Benefit of Landlord..................... 38
      4.18  Release or Forebearance........................................ 39
      4.19  Notice......................................................... 39
      4.20  No Merger...................................................... 39
      4.21  No Payment by Landlord......................................... 39
      4.22  Self Liquidating Mortgage...................................... 40
      4.23  Leasehold Mortgagee Need Not Cure Specified Defaults........... 40
      4.24  Casualty Loss.................................................. 40

5.  ASSIGNMENT AND SUBLETTING.............................................. 40
      5.1   Prohibition Against Change in Ownership, Management and
                 Control................................................... 40
                5.1.1  Name and Address for Notices........................ 41
                5.1.2  Type of Entity...................................... 41
                5.1.3  Other Transfers .................................... 41
                5.1.4  Buildings or Land................................... 42
      5.2  Assignments Not Subject to Approval............................. 42
                5.2.1  Death or Incapacity................................. 42
                5.2.2  Family Transfer..................................... 42
                5.2.3  Affiliated Corporation.............................. 42
                5.2.4  IRS Transfer ....................................... 43
                5.2.5  Public Entity....................................... 43
                5.2.6  Partner............................................. 43

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                          Page
                                                                          ----
                5.2.7  Comprising Entity..................................  44
      5.3 Assignment Invalid..............................................  44
      5.4 Approval of Assignments ........................................  44
                5.4.1  Name...............................................  44
                5.4.2  Description........................................  44
                5.4.3  Nature of Business.................................  44
                5.4.4  Financial Information..............................  45
                5.4.5  Officers ..........................................  45
                5.4.6  Additional Information.............................  45
                5.4.7  Informational Purposes.............................  45
                5.4.8  Confidentiality....................................  46
                5.4.9  Disapproval by Landlord............................  46
      5.5  No Release.....................................................  47
      5.6  Unauthorized Change ...........................................  47
      5.7  Subletting.....................................................  48
                5.7.1  Minor Subleases....................................  50
                5.7.2  Consent to Sublease................................  50
                      5.7.2.1 Description.................................  50
                      5.7.2.2 Name........................................  51
                      5.7.2.3 Nature of Business..........................  51
                      5.7.2.4 Financial Information.......................  51
                      5.7.2.5 Officers ...................................  51
                      5.7.2.6 Additional Information......................  51
                      5.7.2.7 Informational Purposes......................  52
                5.7.3 Confidentiality.....................................  52
                5.7.4 Disapproval by Landlord.............................  52
      5.8  Sale of Buildings..............................................  53

6.  INDEMNITY, INSURANCE, CASUALTY DAMAGE ................................  53
      6.1  Indemnification and Hold Harmless..............................  53
      6.2  Insurance......................................................  54
                6.2.1  Liability Insurance................................  54
                6.2.2  Fire and Extended Coverage.........................  56
                6.2.3  Aviation Facilities................................  58
                6.2.4  Miscellaneous......................................  59
                6.2.5  Blanket policies...................................  60
                6.2.6  Self-Insurance.....................................  61
                6.2.7  Insurance Adjustments..............................  61
      6.3  Damage or Destruction..........................................  61
                6.3.1  Restoration of Premises............................  61
                6.3.2  Right to Terminate.................................  62
                6.3.3  No Reduction in Rent...............................  63

7.  DEVELOPMENT OF THE PROJECT............................................  63
      7.1  Scope of Development...........................................  63
      7.2  Developer's Obligation to Develop Premises.....................  64
                7.2.1  Best Efforts to Sublease ..........................  65

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                           Page
                                                                           ----
      7.3  Architectural Approval .........................................  65
                7.3.1  Restriction ........................................  65
                7.3.2  Basic Concept Documents.............................  66
                7.3.3  Landscaping.........................................  66
                7.3.4  Exterior Elevations.................................  67
                7.3.5  Security and Security Plans.........................  67
                7.3.6  Amendments..........................................  68
                7.3.7  Landlord Approval ..................................  68
                7.3.8  Communication and Consultation......................  70
                7.3.9  Requirements of Institutional
                       Lender or Major Occupant............................  70
                7.3.10 Interior Improvements...............................  71
                7.3.11 Modification of Plans...............................  71
      7.4  Performance and Payment Bonds...................................  72
                7.4.1  Agreement to Provide................................  72
                7.4.2  Term of the Bond....................................  73
                7.4.3  Penal Sum...........................................  73
                7.4.4  Alternative Performance.............................  73
      7.5  Construction....................................................  74
                7.5.1  Costs of Construction...............................  74
                7.5.2  Right to Improve....................................  74
                7.5.3  Governmental Permits................................  75
                7.5.4  Rights of Access....................................  76
                7.5.5  Local, State and Federal Laws.......................  76
                7.5.6  Antidiscrimination During Construction .............  77
                7.5.7  Responsibilities of Landlord........................  77
                      7.5.7.1 Governmental Approvals.......................  77
                      7.5.7.2 Easements....................................  77
                      7.5.7.3 Off-Site Improvements........................  78
                      7.5.7.4 Bond Financing ..............................  78
                7.5.8  Responsibilities of Developer.......................  79
                7.5.9  Maintenance.........................................  79
                7.5.10 Acceptance of Premises..............................  80
      7.6  Subdivided Leases...............................................  80
                7.6.1  Same Parties........................................  81
                7.6.2  Obligations of Subdivided Leases....................  81
                7.6.3  Terms, Covenants....................................  81
                      7.6.3.1 Ground Rent..................................  82
                      7.6.3.2 Improvements ................................  82
                      7.6.3.3 Easements and CC & R's.......................  82
                      7.6.3.4 Description of Property......................  83
                      7.6.3.5 Excluded Matters.............................  83
      7.7  Combining Leases................................................  83
                7.7.1  Ground Rent.........................................  83
                7.7.2  Easements and CC & R's..............................  84

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                         Page
                                                                         ----
8.  USE.................................................................  84
      8.1  Permitted Development........................................  84
      8.2  Aviation Related Uses........................................  84
      8.3  Access Taxiway...............................................  85
      8.4  Vehicle Parking .............................................  85
      8.5  Federal Aviation Administration..............................  85
      8.6  Inspection...................................................  86

9.  LIENS...............................................................  86
      9.1  Developer's Responsibility...................................  86
      9.2  Notice of Work ..............................................  86
      9.3  Discharge of Liens ..........................................  87
      9.4  Landlord's Right to Pay .....................................  87
      9.5  Reimbursement of Landlord....................................  88

10.  CONDEMNATION.......................................................  88
      10.1  Definition of Terms ........................................  88
                10.1.1  Total Taking ...................................  88
                10.1.2  Partial Taking .................................  88
                10.1.3  Voluntary Conveyance ...........................  89
                10.1.4  Date of Taking .................................  89
                10.1.5  Leased Land ....................................  89
      10.2  Effect of Taking ...........................................  89
      10.3  Allocation of Award.........................................  90
      10.4  Reduction of Ground Rent on Partial Taking..................  90
      10.5  Temporary Taking ...........................................  91

11.  ALTERATIONS BY DEVELOPER...........................................  91

12.  TAXES AND ASSESSMENTS..............................................  92
      12.1  Payment by Developer........................................  92
      12.2  Installment Payments........................................  92
      12.3  Proration...................................................  93
      12.4  Right to Contest............................................  93

13.  CERTIFICATES BY DEVELOPER AND LANDLORD.............................  94
      13.1  Developer to Provide........................................  94
      13.2  Landlord to Provide.........................................  95

14.  QUIET ENJOYMENT....................................................  95

15.  TERMINATION AND FURTHER LEASING....................................  96
      15.1  Termination ................................................  96
      15.2  Termination by Developer....................................  96
      15.3  Termination by Landlord.....................................  96

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                         Page
                                                                         ----
16. BONDS AND SECURITY DEPOSITS.........................................   97
      16.1  Good Faith Deposit .........................................   97
                16.1.1  Receipt by Landlord.............................   97
                16.1.2  Form of Deposit ................................   97
                16.1.3  Interest........................................   98
                16.1.4  If Bond is Posted...............................   98
      16.2  Construction Security Deposits..............................   98
                16.2.1  Form of Construction Deposit....................   99
                16.2.2  Interest........................................  100
                16.2.3  Incorporation by Reference......................  100
                16.2.4  Return of Deposit...............................  100
                16.2.5  Retention of Deposit by Landlord................  101

17.  GENERAL PROVISIONS.................................................  101
      17.1  Notices, Demands and Communication between the Parties......  101
      17.2  Conflict of Interest .......................................  102
      17.3  Enforced Delay: Extension of Time of Performance............  103
      17.4  Inspection of Books and Records.............................  103
      17.5  Defaults and Remedies.......................................  104
                17.5.1  Defaults - General..............................  104
                17.5.2  Institution of Legal Actions....................  104
                17.5.3  Applicable Law .................................  105
                17.5.4  Service of Process..............................  105
                17.5.5  Rights and Remedies Are Cumulative..............  105
                17.5.6  Inaction Not a Waiver of Default................  105
                17.5.7  Remedies .......................................  106
                17.5.8  Developer's Rights..............................  107
                17.5.9  Lease Termination...............................  107
                17.5.10 Landlord's Exercise of Remedies.................  107
                17.5.11 Payment to Developer ...........................  108
                      17.5.11.1 Reimbursement to Landlord...............  109
                      17.5.11.2 Reimbursement to Developer..............  110
                      17.5.11.3 Ground Rent ............................  110
                      17.5.11.4 Remaining Balance.......................  110
                17.5.12 Delivery of Plans...............................  111
      17.6  Right to Contest Laws.......................................  111
      17.7  Trade Fixtures..............................................  111
      17.8  Continued Possession of Developer...........................  112
      17.9  Utilities...................................................  112
      17.10 Surrender...................................................  113
      17.11 Partial Invalidity..........................................  113
      17.12 Section Headings............................................  114
      17.13 Short Form Lease............................................  114

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                         Page
                                                                         ----
      17.14  Exhibits Incorporated...................................... 114
      17.15  Entire Agreement, Waivers and Amendments................... 114
      17.16  Waivers.................................................... 114
      17.17  Approvals.................................................. 115
      17.18  Successors in Interest..................................... 115
      17.19  "And/Or"................................................... 115
      17.20  "Including" Defined........................................ 115
      17.21  Right of First Refusal to Purchase......................... 115
      17.22  If Developer is a Trustee.................................. 116
      17.23  Limitation of Liability of Partners........................ 117
      17.24  Approvals.................................................. 118

                                LIST OF EXHIBITS
                                ----------------

                                                         First Appearing at
Ltr.          Description                               Paragraph       Page
----          -----------                               ---------       ----
A             Legal Description of Premises             1.2             1

B             Site Map of Project Area and              1.4             2
                Adjacent Properties

C             Parcel Map                                3.1.2           6

D             Categories of Predevelopment              3.6             18
                and Infrastructure Costs

E             Form of Nondisturbance                    5.7             49
                Agreement

F             Off-Site Improvements                     7.3             78

G             Landscaping Plans                         7.3.3           67

H             Exterior Elevations                       7.3.4           67

I             Form of Performance Bond and              7.4.1           72
                Labor and Material Bond

J             Construction Schedule                     7.2             64

K             Master FBO Lease                          8.2             84

L             FAA Conditions                            8.5             85

M             Form of Short Form Lease                  17.13           114

                                 DEFINED WORDS
                                 -------------

Defined Word                                      Paragraph          Page
------------                                      ---------          ----
"Adjacent Properties"                             1.4.1              2

"Adjusted Fair Market Land Value"                 3.2.2              11

"Adjusted Ground Rent"                            3.2.4.4            14

"adjustment dates"                                3.2.1              10

"Affiliated Corporation"                          5.2.3              43

"Agreement Establishing Developer"                1.5.2              3

"and/or"                                          17.19              115

"Approved Plans"                                  3.8                19

"as-is"                                           7.5.10             79

"Basic Concept Documents"                         7.3.2              66

"Commencement of Construction"                    3.1.3              6

"Completion Date"                                 5.5                47

"date of taking"                                  10.1.4             89

"Developer"                                       Intro (P)          1

"Developer's Long Beach Airport                   7.1                63
  Center Submittal"

"FAA"                                             8.5                85

"Ground Rent"                                     3.1                5

"Ground Sublease"                                 5.7                48

"include"                                         17.20              115

"including"                                       17.20              115

"Institutional Lender"                            4.3.1              25

"Landlord"                                        Intro (P)          1

"Lease"                                           Intro (P)          1

"leased land"                                     10.1.5             89

                                 DEFINED WORDS
                                 -------------
                                  (continued)

Defined Word                                       Paragraph        Page
------------                                       ---------        ----
"Leasehold Mortgage"                               4.3.2            25

"Leasehold Mortgagee"                              4.3.3            25

"manage"                                           1.5.3            4

"Master FBO Lease"                                 8.2              84

"Net Square Footage"                               3.1.2            6

"New Lease"                                        4.8.1            33

"nondisturbance agreement"                         5.7              48

"partial taking"                                   10.1.2           88

"Predevelopment and Infrastructure                 3.2.2            11
  Costs"

"Premises"                                         1.2              1

"Project"                                          1.1              1

"Single Lease"                                     7.7              83

"Subdivided Lease"                                 7.6              80

"sublease"                                         5.7              48

"sublessee"                                        5.7              48

"Supplement to Kilroy Industries                   7.1              63
  December 7, 1983, Proposal"

"Termination Notice"                               4.6.1            27

"Termination Notice Period"                        4.6.1            27

"total taking"                                     10.1.1           88

                                LEASE AGREEMENT
                                ---------------


          THIS LEASE AGREEMENT (the "Lease") is made this 17th day of July, 1985, by and between KILROY LONG BEACH ASSOCIATES, a California Limited Partnership, hereinafter referred to as "Developer", and the CITY OF LONG BEACH, a municipal corporation, hereinafter referred to as "Landlord". Landlord and Developer hereby agree as follows:



          1. SUBJECT OF LEASE:

             1.1 Purpose of Lease. The purpose of this Lease is to provide for
                 ----------------
the lease and improvement of certain Premises, hereinafter described, as ("Project"). This Lease is entered into in order to develop the Project and not for speculation in land holding. The development of the Project pursuant to and as contemplated by this Lease is in the best interests of Landlord and in accord with the public purposes and provisions of applicable State and local laws and requirements under which the Project is to be undertaken.

          1.2 Lease of Premises. Subject to the terms, covenants and conditions
              -----------------
of this Lease, Landlord hereby leases to Developer and Developer hereby takes and hires from Landlord that certain real property (the "Premises") legally described on Exhibit "A" attached hereto and made a part hereof, upon the terms and conditions hereinafter set forth.

          1.3 The Project Area. The area within which the Project is located in
              ----------------
the City of Long Beach is the area generally described as the area bounded by Spring Street on the northwest,

Taxiway D on the northeast, the San Diego Freeway on the south and southeast, and the National Guard facility on the west.

          1.4 The Premises. The Premises include those portions of the Project
              ------------
area illustrated and designated on the site map attached hereto as Exhibit "B" and forming a part of this Lease and are legally described in the attached Exhibit "A".

                   1.4.1  Adjacent Properties. Subject to approval of the Board
                          -------------------
          of Water Commissioners of the City of Long Beach, and of Landlord, as to that portion under jurisdiction of Landlord, Developer shall have the first opportunity to include the adjacent properties ("Adjacent Properties") identified in Exhibit "B", into the Premises for creation of an integrated development. The fair market value and fair market Ground Rent and periodic adjustments thereof of said properties shall be as mutually agreed by said Board of Water Commissioners and Developer, and by Landlord, as to that portion under jurisdiction of Landlord.

                   Development of the Adjacent Properties shall be governed by separate leases entered into between Developer and the Board of Water Commissioners of the City of Long Beach (and Landlord, as to its property). Developer may terminate this Lease in the event Developer is unable to enter into option agreements covering the Adjacent Properties with the Board of Water Commissioners, and Landlord, on terms and conditions mutually satisfactory to the parties thereto, within ninety (90) days following execution of this Lease. Developer may give Landlord sixty (60) days notice of its intention to terminate any time within said ninety (90) day period. However, the Lease shall not terminate if during said sixty (60) day period the Board of Water Commissioners and Landlord authorize option agreements as described herein.

              1.5  Parties to the Lease Agreement.
                   ------------------------------
                   1.5.1 Landlord. Landlord is a municipal corporation organized
                         --------
          and existing under the laws of the State of California acting in its proprietary capacity. The principal office of Landlord is located at City Hall, 333 West Ocean Boulevard, Long Beach, California 90802. The term "Landlord" as used in this Lease includes the City of Long Beach, California, and any assignee of or successor to its rights, powers and responsibilities.

                   1.5.2 Developer. Developer is a California limited
                         ---------
          partnership having a principal place of business at 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245. A written agreement has been executed creating Developer ("Agreement Establishing Developer") an executed copy of which has been delivered to Landlord. Developer agrees, upon request of Landlord, to provide Landlord with any amendments to the Agreement Establishing Developer, so long as Kilroy Long Beach Associates, a California Limited Partnership, is the party acting as Developer under this Lease. The provisions of the foregoing sentence shall apply to any entity becoming a successor to Developer under this Lease or any other lease which may be established pursuant hereto covering the

          Premises or one or more of the Adjacent Properties.

                   1.5.3  Association by Developer. Notwithstanding any other
                          ------------------------
          provisions hereof, Developer reserves the right, at its discretion, to join and associate with other entities in joint ventures, partnerships or otherwise for the purpose of leasing and developing the Premises and the Adjacent Properties, and Developer may assign this Lease to any such entity, provided that Developer, or any partner of Developer having a controlling interest in Developer, continues to manage and retain policy control over the development and operation of the Premises, until such time as Developer's interests under this Lease are assigned as permitted under subsection 5.1, below. As used herein, "manage" shall mean to direct or supervise the operation and execution of the development of the Premises and to have authority to act for and bind the entity in all dealings with Landlord under this Lease. This definition shall be deemed to require Developer to retain policymaking authority.



          2. TERM.
             ----

              2.1 Basic Term. The term of this Lease shall commence on the date
                  ----------
of execution of this Lease and shall continue thereafter for a period of fifty
(50) years.

              2.2 Options for Extensions. Subject to approval by the Long Beach
                  ----------------------
City Council and subject to the review by Landlord of Lease provisions pursuant to Section 37380(b)(l) of the

Government Code, Developer shall have an option for four (4) Lease extensions of ten (10) years each and a final Lease extension of nine (9) years, so that the total possible duration of this Lease will be ninety-nine (99) years. Developer may request at any time after six (6) months following the effective date of this Lease that Landlord formally consider the granting of such Lease extensions, and Landlord shall act upon such request within ninety (90) days after receipt thereof.


          3. RENT:
             ----

               3.1 Minimum Ground Rent. From commencement of the term of this
                   -------------------
Lease, the Ground Rent ("Ground Rent") payments shall be as follows:

                   3.1.1  Amount of Ground Rent. Developer shall pay as initial
                          ---------------------
          Ground Rent, the sum of One Million and No/100 Dollars ($1,000,000.00) per year, which is stated by the parties to be ten percent (10%) of the initial stated value of the land included in the Premises, which, in turn is agreed by the parties to be Ten Million and No/100 Dollars ($10,000,000.00).

                   3.1.2  Allocation of Ground Rent. Developer initially intends
                          -------------------------
          to develop the Premises as six (6) distinct parcels, which are tentatively identified on the preliminary Parcel Map attached hereto and marked Exhibit "C" for reference, with one or more buildings per parcel. The initial Ground Rent obligation described in this subsection 3.1.1 shall be allocated among those parcels in the proportion that the net square footage of land contained in each parcel bears to the net square footage of the land in the entire Premises. "Net square footage" of land means that portion of the land not subject to dedication for public streets and sidewalks.

                   3.1.3 Payment of Ground Rent. The obligation to pay Ground
                         ----------------------
          Rent shall commence as to the first parcel on the date that construction commences on that parcel. Construction on the first parcel shall commence on or before September 1, 1985, subject to granting of all required governmental approvals. The obligation to pay Ground Rent shall commence as to the second through sixth parcels on the earlier of (a) the date that construction commences on each parcel, or (b) one parcel every twelve (12) months following commencement of construction on the first parcel. Construction shall be deemed to have commenced upon the date of issuance of a foundation permit for the first building intended to produce revenue on any given parcel ("Commencement of Construction"). Commencement of the initial Ground Rent upon all subsequent parcels shall occur, one parcel at a time, in the sequence of the numbers of the parcels on the parcel map of the Project. However, if Ground Rent is commenced on a parcel in a sequence other than the order of numbering of parcels as a result of the commencement of construction on such parcel, Developer shall not also be required to commence payment of fifty percent (50%) of Ground

          Rent on the next numbered parcel. At the next date when payment of initial Ground Rent is to be commenced, such rent shall be commenced as to the lowest numbered remaining parcel. The shift of sequence of required payments resulting from construction on parcels in different order than their numbers may delay, but shall not permanently terminate the obligation to pay rent as to such parcel.

                   3.1.4 Initial Ground Rent. The initial Ground Rent due for
                         -------------------
          each parcel shall be a sum equal to fifty percent (50%) of the Ground Rent attributable to such parcel. Payment of Ground Rent shall continue at that rate until either six (6) months after issuance of an Initial Temporary Certificate of Occupancy on the building shell or commencement of subtenant rent, whichever occurs earlier, at which time the full Ground Rent attributable to that parcel shall become payable. In the event initial rental payment at the fifty percent (50%) level commences on any parcel prior to the commencement of construction of that parcel, then payment of full Ground Rent on said parcel shall commence not later than sixteen (16) months after the commencement of initial rental payments.

                        3.1.4.1 The commencement of a building or buildings on
               more than one parcel in any year shall satisfy Developer's obligation to commence payment of rent on parcels in sequence for a number of years equal to the number of parcels on which buildings shall have commenced. Thus, for example, if Developer commences construction of buildings as provided for in this Lease on four (4) parcels in the first year, no automatic annual rent commencement shall occur until the fifth (5th) year, in which case initial Ground Rent shall commence as to the lowest numbered parcel on which construction has not begun on the fifth
               (5th) anniversary of the date rent first became due on the first parcel, unless, in the intervening years, construction shall have also commenced on one or more other parcels.

                        3.1.4.2 If initial Ground Rent shall have commenced
               during any lease year on a parcel because construction of buildings on a requisite number of parcels has not begun, but thereafter, within the same lease year construction of a building is begun on another parcel, the initial rent on the vacant parcel shall cease upon commencement of construction on the other parcel and the obligation to pay rent as described in this Lease shall simultaneously shift to the parcel upon which construction has begun so that to the greatest extent possible rental obligations shall be related to parcels on which construction has commenced rather than vacant parcels.

                    3.1.5 Change in Scope of Development. Should the scope of
                          ------------------------------
          development of a building or buildings on the Premises be substantially changed from the concept of one or more buildings on six (6) different parcels, with Landlord's consent as provided in subsection 7.6, as for example one large building to be constructed upon two or more parcels, Ground Rent shall commence simultaneously with respect to all parcels upon which the foundation of any such building shall be located.

                    3.1.6 Delays in Commencement of Ground Rent. Developer shall
                          -------------------------------------
          not delay the commencement of payment of Ground Rent for a parcel except to the extent of delays incurred for reasons set out in subsection 17.3 which render impossible or impractical the construction upon said parcel. In such case, a delay in the commencement of payment of Ground Rent for a specific parcel shall not delay the commencement of payment of Ground Rent for any other parcel, except to the extent that the reason for delay in subsection 17.3 applies directly to such other parcel and renders impossible or impractical the construction upon said parcel.

                    3.1.7 Due Dates and Place of Payment. Ground Rents described
                          ------------------------------
          herein shall be payable in installments due the first day of each month. Payment shall be made to the City of Long Beach at the office of the Airport Manager, 4100 Donald Douglas Drive, Long Beach, California 90808. Ground Rent installments will be deemed late on the tenth (10th) day of the month and shall bear interest until the installment is paid at the rate received by the City of Long Beach on its investment portfolio during the preceding quarter, provided said interest rate shall not exceed twenty percent (20%) per year.

               3.2  Ground Rent Adjustments.
                    -----------------------
                    3.2.1 Adjustment Dates. In order to adjust the annual Ground
                          ----------------
          Rent for each parcel (or the entire Premises, if not divided into parcels), the fair market land value of each parcel and the prevailing rate of return shall be determined in the tenth (10th) year after commencement of payment of the full Ground Rent for such parcel, and adjusted Ground Rent payments shall take effect on the first (1st) day of the eleventh (11th) year. The fair market land value and prevailing rate of return for each parcel shall also be determined in the year 2000, with respect to Ground Rent payable commencing January 1, 2001, and every five (5) years thereafter, and the Ground Rent shall be adjusted accordingly on the first (1st) day of each sixth (6th) year. Said dates of adjustment of Ground Rent shall be referred to for convenience as "adjustment dates".

                    3.2.2 Ground Rent Adjustments by Appraisal. With respect to
                          ------------------------------------
          each Ground Rent adjustment date, the fair market land value and prevailing rate of return shall be determined by agreement between Landlord and Developer, but should they not be able to agree at least two hundred ten (210) days prior to an adjustment date, then such fair market land value and prevailing rate of return shall be determined by appraisal by an analysis of comparable land transactions committed to the same usage and either zoned for or improved with facilities of similar density and height considerations, and/or such other appraisal method(s) recognized by the appraisal profession as are appropriate for fair market land value appraisals and mutually agreed to by the appraisers at time of reevaluation as being appropriate, recognizing market conditions that prevail as of the date of value.

                         3.2.2.1 Adjustment for Predevelopment and
                                 ---------------------------------
               Infrastructure Costs. The fair market land value (as agreed upon
               --------------------
               by Landlord and Developer or as determined by appraisal) shall be adjusted (the "Adjusted Fair Market Land Value") in the proportion that Ten Million and No/100 Dollars ($10,000,000.00) bears to the original stated land value of the Premises of Ten Million and No/100 Dollars ($10,000,000.00), plus the actual onsite and off-site "Predevelopment and Infrastructure Costs", determined according to subsection 3.8. The Adjusted Fair Market Land Value shall be converted into an annual Ground Rent obligation based on the prevailing rate of return as determined pursuant to subsection 3.2.2.

                    3.2.3 Appraisal. In the event the parties are unable to
                          ---------
          agree upon the fair market rental value or the prevailing rate of return or the method of appraisal of the Premises at any adjustment date, the fair rental value of the subject land and/or the prevailing rate of return shall be determined by appraisals prepared by two appraisers, one appointed by the Landlord at its expense and one appointed by the Developer at its expense, both of whom shall be MAI members of the American Institute of Real Estate Appraisers or a successor organization in the event the American Institute of Real Estate Appraisers ceases to exist. Said appraisers shall be appointed not more than six (6) months prior to the commencement of the rental adjustment period but, in any event, within thirty (30) days after either party has given notice in writing of inability to agree. Both appraisals must be completed and submitted to the Landlord and Developer respectively within sixty (60) days after the appointment of the appraisers. The two appraisals shall be averaged unless the higher of the two appraisals exceeds the lesser by ten percent (10%) or more, in which case the two appraisers shall appoint a third appraiser, also an MAI member of the American Institute. In order to select such third appraiser, if the two appraisers do not agree, the appraisers shall obtain a list of five appraisers from the President of the American Institute of Real Estate Appraisers and shall alternately strike names from such list until one remains to become the third appraiser. The third appraiser shall be appointed by the first two appraisers within fourteen (14) days after notice from either of the parties to this Lease that the appointment of a third appraiser is necessary. The cost of such third appraiser shall be shared equally by the parties to this Lease. The third appraiser shall complete and submit the required appraisal to both parties within sixty (60) days after appointment. All appraisals shall be in the form of written reports supported by facts and analysis. The two of the three appraisers arriving at values closest to each other shall attempt to concur on a value. If they are unable to do so within thirty (30) days, the two closest appraisals shall be averaged and that value shall be the fair market value of the land or the prevailing rate of return, as appropriate. The total appraised value of all parcels shall not exceed the appraised value of the Premises. The Adjusted Fair Market Land Value shall be converted into an annual Ground Rent obligation based on the prevailing rate of return on similar ground leases then current in the market. Disagreements between the two appraisers as to the method of appraisal shall be resolved by a third appraiser, appointed in the manner described in this subsection.

                    3.2.4 Maximum Rent Increase. The increase, if any, in Ground
                          ---------------------
          Rent at the time of any adjustment date shall be limited for parcels upon which one or more buildings have been constructed by the increase in subtenant rents as described in this section:

                         3.2.4.1 Allocation to Parcels. At the time of execution
                                 ---------------------
               of the Lease, the Ground Rent
               shall be allocated among the parcels within the project in the manner set out in subsection 3.1.2. The percentage of rent attributable to each parcel shall remain in effect during the term of the Lease unless parcel areas change.

                         3.2.4.2. Base Sublease Rental. The base sublease rental
                                  --------------------
               for each parcel shall be the total annualized rent, stabilized to exclude free rent, reduced rent or excess tenant improvement amortization or other similar concessions or considerations measured in the first year in which more than eighty percent (80%) of the rentable space on a given parcel is rented, prorated to full occupancy.

                         3.2.4.3 Sublease Rental Percentage Change. The sublease
                                 ---------------------------------
               rental percentage change shall be determined by calculating the percentage changes in sublease rental between the base sublease rental for a parcel described in subsection 3.2.4.2 above and the actual sublease rental due to Developer for the same parcel in the full year preceding a Ground Rent Adjustment date, stabilized to exclude any free rent, reduced rent or excess tenant improvement amortization or other similar concessions or considerations.

                         3.2.4.4 Adjusted Ground Rent. The "Adjusted Ground
                                 --------------------
               Rent" for each parcel at any given adjustment period shall be the lesser of the Adjusted Fair Market Rental Value for such parcel as determined in subsection 3.2.2 above or the initial Ground Rent for such parcel plus the product of the Sublease Rental Percentage Change determined in 3.2.4.3 above times the initial Ground Rent for such parcel. To the extent that the Adjusted Fair Market Rental Value is greater than the Adjusted Ground Rent, the difference may be carried forward into the next five (5) year adjusted rental period but not into any subsequent five (5) year adjusted rental periods, and thereby recovered by Landlord. The amount of Ground Rent during a five (5) year adjusted rental period where there has been such a carry forward shall not exceed one hundred ten percent (110%) of the fair market Ground Rent as determined for that period.

                       3.2.4.5  Sale or Assignment of Leasehold Interest. Should
                                ----------------------------------------
              Developer sell, assign or otherwise transfer its leasehold interest to an owner-user such that sublease rental is not paid to Developer, the fair market sublease rental for such building, using the criteria and methods set out in subsection 3.2.2, shall become the basis for calculating the maximum rental adjustment using the process described in 3.2.4.3 above.

              3.3 Ground Rent Adjustments Following Reconstruction. Developer
                  ------------------------------------------------
contemplates, pursuant to Section 11 hereof, that during the term of this Lease, any or all of the buildings devel-oped on the Premises may be demolished and new buildings constructed in their place in order to meet the then current market demand, subject to Landlord approval pursuant to Section 7. In the event of such demolition and new construction on a particular parcel, the provisions of subsection 3.2 shall be modified with respect to such parcel as set forth below in subsections 3.3.1 and
3.3.2. This subsection 3.3 shall not apply to demolition and new construction which is due to damage or destruction, as described in subsection 6.3, where said new construction is limited to one for one replacement of useable or rentable floor area in the same general building configuration as that which previously existed.

                   3.3.1  Ground Rent Adjustments. Ground Rent for such parcel
                          -----------------------
          shall be adjusted according to the process set out in subsections
          3.2.2 and 3.2.3 but the limitations in subsection 3.2.4 shall not apply to such adjustment.

                       3.3.1.1  Adjustment Date. The adjustment shall be
                                ---------------
              effective either six (6) months after issuance of an Initial Temporary Certificate of Occupancy of the building shell or commencement of subtenant rent, whichever occurs earlier; or

                       3.3.1.2 Alternate Adjustment Date. In the event a regular
                               -------------------------
              five (5) year Ground Rent adjustment date for the parcel, as established in subsection 3.2.1, occurs after commencement of demolition of a building on said parcel and prior to completion of construction of a new building in its place, said adjustment shall take place on schedule and shall be based upon the assumption that construction of the planned new building has been completed.

                   3.3.2  No Adjustment At Next Scheduled Adjustment Date. There
                          -----------------------------------------------
          shall be no Ground Rent adjustment for such parcel at the next scheduled adjustment date, but all subsequent Ground Rent adjustments shall occur on the schedule set out in subsection 3.2.1.

                   3.3.3  Maximum Ground Rent Adjustment. For purposes of
                          ------------------------------
          determining the maximum Ground Rent increase under subsection 3.2.4 at the time of the next Ground Rent adjustment and thereafter, the base sublease rental described in subsection 3.2.4 shall be established with respect to the new building or buildings constructed on the parcel.

             3.4 Adjustments to Ground Rent During Option Term. At the
                 ---------------------------------------------
commencement of each option term, and at the end of each five (5) years of each option term, the Ground Rent shall be determined as provided in subsection 3.2.2, but with no adjustment thereto as is provided in said subsection 3.2.2.1. The fair market land value shall be converted into an annual Ground Rent obligation based on the rate of return then current in the market for parcels which are currently and fairly appraised.

             3.5 Maximum Ground Rent Increase. However, the increase in Ground
                 ----------------------------
Rent at the end of five (5) years of each option term shall be subject to the provisions of subsection 3.2.4, with the first year of the option term as the base period for determining sublease rental and the fifth (5th) year of the option term being the adjustment year for determining actual rental received, both to be stabilized to exclude any free rent, reduced rent, excess tenant improvement amortization or other similar concessions or considerations. The Ground Rent commencing the sixth (6th) year of any option term cannot increase at a percentage rate greater than the percentage increase in sublease rentals from the base year to the adjustment year.

             3.6 Definition of Predevelopment and Infrastructure Costs. For
                 -----------------------------------------------------
purposes of this Lease, Predevelopment and Infrastructure Costs shall include all costs actually incurred by Developer for those items identified in Exhibit "D", subject to the limitations of this subsection, which costs are necessary to initially render the Premises suitable for development according to Developer's Basic Concept Documents as described in Section 7. Predevelopment and Infrastructure Costs shall include all off-site and on-site improvements required to create six (6) buildable parcels, but shall not include any costs directly associated with the construction of buildings or parking upon such parcels. It is understood and agreed by Landlord that certain improvements, particularly landscaping, may exceed the standards normally used by the City of Long Beach, and that such improvements shall be included in Predevelopment and Infrastructure Costs to the extent they are consistent with Developer's Basic Concept Documents and landscape plans described in Section 7.

             3.7 Approval of Improvement Plans. Prior to commencement of any
                 -----------------------------
construction on the Premises, Developer shall submit to Landlord engineering plans and costs estimates for those items identified in Exhibit "D" which are included in Predevelopment and Infrastructure Costs. Specifications for all improvements shall meet or, at Developer's election, exceed the standard specifications of the City of Long Beach for such improvements. Landlord shall review said plans for conformity with the Basic Concept Documents and approve or disapprove them as to such conformity in accordance with the procedures and criteria set out in subsection 7.3.7.

             3.8 Determination of Predevelopment and Infrastructure Costs.
                 --------------------------------------------------------
Following receipts of bids, and prior to the award of a contract for construction of items shown on the plans approved pursuant to subsections 3.7 and 7.5.3 ("Approved Plans") and identified in Exhibit "D", Developer shall submit to Landlord all bids received and a statement indicating which bid Developer intends to accept. The bid shall identify each item of cost in the same manner as the estimate of costs submitted pursuant to subsection 3.7. Landlord shall have the right to assert that any such item of cost is excessive on the basis of Landlord's experience with comparable construction, taking into consideration the total cost of the work, and Developer and Landlord shall attempt to arrive at an agreed cost for said item. In the event Developer and Landlord are unable to arrive at an agreed cost, then Developer and Landlord shall accept the decision of a jointly appointed independent registered civil engineer with experience in similar matters, who shall be directed to consider the positions of both Developer and Landlord and to establish within five
(5) days, or such longer time as may be mutually agreed by Developer and Landlord, the agreed cost for any contested items, again taking into consideration the total cost of the work.

             The actual bid cost, or the agreed cost, where the bid cost is disputed, shall be deemed to be the actual cost of construction for each cost item to the extent that such costs are actually incurred as a result of the installation or construction of items or quantities of materials. Landlord shall have the right to monitor the construction of all items included in the Approved Plans to ensure that such construction is in accordance with the Approved Plans and the approved costs. During the period of construction, Landlord, through its Director of Public Works, and Developer may agree upon modifications to the Approved Plans and to the bid costs or agreed costs as may be required by unforseen conditions.

             Upon completion of construction, the aggregate of all costs which have been approved by the operation of this subsection, and which are actually incurred, including costs under paragraph 18 of Exhibit "D", less any costs paid by Landlord, shall become the amount of "Predevelopment and Infrastructure Costs" referred to in subsection 3.2.2.1, provided that such amount shall not exceed Nine Million and No/100 Dollars ($9,000,000.00), less any costs paid by Landlord. Landlord shall have the right to audit and review all contracts, invoices, payments, and other pertinent materials as may be necessary to confirm the actual costs incurred.

             3.9 Construction by Landlord. Landlord shall design and install all
                 ------------------------
traffic signals and modifications thereto included in the plans approved pursuant to subsection 3.7. Such installation shall be paid for by Landlord or Developer, at Land-lord's option. In addition, Landlord, prior to September 1, 1985, and at its sole option, may elect to construct and pay for all Predevelopment and Infrastructure Costs, except landscaping and appurtenant structures. All Predevelopment and Infrastructure Costs not paid by Landlord shall be paid by Developer. Construction done by Landlord shall be in accordance with Developer's plans approved pursuant to subsection 3.7 and in accordance with Developer's construction schedule, which shall be reasonably achievable by industry standards.

             3.10  Phasing of Improvements. Developer shall have the right to
                   -----------------------
design and construct improvements in phases, in accordance with a phasing plan which shall be approved by Landlord. Plans, estimates of costs, and bids for phases of work shall be treated in the same manner as set out in subsections 3.7 through 3.9, provided that the total cost of all phased improvements shall not exceed the Nine Million and No/100 Dollars ($9,000,000.00) limit on the total of all Predevelopment and Infrastructure Costs.

             3.11 Exceptions to Maximum Predevelopment and Infrastructure Costs.
                  -------------------------------------------------------------
Landlord agrees that, due to the uncertain nature of the following costs which are beyond the control of Developer, the Nine Million and No/100 Dollars ($9,000,000.00) limit on "Predevelopment and Infrastructure Costs," as reduced by any amounts paid or carried out by Landlord, may be exceeded to the extent that these costs, when added to other Predevelopment and Infrastructure Costs paid by Developer, actually exceeds Nine Million and No/100 Dollars ($9,000,000.00):

                   3.11.1  Rights-of-Way. Costs of right-of-way
                           -------------
          acquisition and of the acquisition of leasehold interest as may be necessary in order to acquire needed rights-of-way.

                   3.11.2  Sewer and Storm Drain. Construction of sewer and
                           ---------------------
          storm drain lines from the ultimate downstream point of connection to the Premises.

                   3.11.3  Traffic Mitigation. Off-site street improvements and
                           ------------------
          traffic mitigation measures required by City, other than those indicated on the attached Exhibit "F".

              In the event that the costs of items in subsections 3.11.1, 3.11.2 and 3.11.3, which are paid by Developer, exceed Two Million Dollars ($2,000,000.00), then Developer shall receive credit against future increases in Ground Rent over the base rent of One Million Dollars ($1,000,000.00) per year, for the actual amount that said costs paid by Developer exceed Two Million Dollars ($2,000,000.00), plus interest. Interest shall commence as costs of items in subsections 3.11.1, 3.11.2 and 3.11.3 are incurred, and shall be charged on the declining balance of the amount of rent credit due to Developer until the full rent credit has been given. Said interest shall be at the average of the prime interest rates quoted monthly by Security Pacific National Bank during the term that said interest is accrued to the date credited.



          4.  LEASEHOLD MORTGAGES:
              -------------------
              4.1  Leasehold Mortgage Authorized. On one or more occasions
                   -----------------------------
Developer may take back a Purchase Money Leasehold Mort-gage upon a sale and assignment of the Leasehold Estate created by this Lease or may mortgage or otherwise encumber Developer's Leasehold Estate to an Institutional Lender (as hereinafter defined), under one or more Leasehold Mortgages and assign this Lease as security for such Mortgage or Mortgages.

              4.2  Notice to Landlord.
                   ------------------
                   4.2.1  Leasehold Mortgage Requirements. If Developer shall,
                          -------------------------------
          on one or more occasions, take back a Purchase Money Leasehold Mortgage upon a sale and assignment of the Leasehold Estate or shall mortgage Developer's Leasehold Estate to an Institutional Lender, and if the Holder of such Leasehold Mortgage shall provide Landlord with notice of such Leasehold Mortgage together with a true copy of such Leasehold Mortgage and the name and address of the Mortgagee, Landlord and Developer agree that, following receipt of such notice by Landlord, the provisions of this Section 4 shall apply in respect to each such Leasehold Mortgage.

                   4.2.2  Assignment of Leasehold Mortgage. In the event of any
                          --------------------------------
          assignment of a Leasehold Mortgage or in the event of a change of address of a Leasehold Mortgagee or of an assignee of such Mortgage, notice of the new name and address shall be provided to Landlord within ten (10) days after completion of such assignment.

                   4.2.3  Landlord's Acknowledgement of Notice. Landlord shall
                          ------------------------------------
          promptly upon receipt of a communication purporting to constitute the notice provided for by subsections 4.2.1 or 4.2.2, above, acknowledge by an instrument in recordable form receipt of such communication as constituting the notice provided for by subsections 4.2.1 or 4.2.2, or, in the alternative, notify Developer and the Leasehold Mortgagee of the rejection of such communication as not conforming with the provisions of subsections 4.2.1 or 4.2.2, and specify the specific basis of such rejection.

               4.2.4 Developer to Provide Copies. After Landlord has received
                     ---------------------------
          the notice provided for by subsections 4.2.1 or 4.2.2 above, Developer, upon being requested to do so by Landlord, shall within ten
          (10) days provide Landlord with copies of the note or other obligation secured by such Leasehold Mortgage and of any other documents pertinent to the Leasehold Mortgage as specified by Landlord. If requested to do so by Landlord, Developer shall thereafter also provide Landlord from time to time with a copy of each amendment or other modification or supplement to such instruments. All recorded documents shall be accompanied by the appropriate certification of the Custodian of the Recording Office as to their authenticity as true and correct copies of the official records and all non-recorded documents shall be accompanied by a certification by Developer that such documents are true and correct copies of the originals. From time to time upon being requested to do so by Landlord, Developer shall also notify Landlord of the date and place of recording and other pertinent recording data with respect to such instruments as have been recorded.

              4.3  Definitions.
                   -----------
                   4.3.1  Institutional Lender. The term "Institutional Lender"
                          --------------------
          as used in this Section 4 shall refer to a savings bank, savings and loan association, commercial bank, trust company, credit union, insurance company, college, university, real estate investment trust or pension fund. The term "Institutional Lender" shall also include other lenders of substance which have assets in excess of Fifty Million and No/100 Dollars ($50,000,000.00) at the time the Leasehold Mortgage is made.

                   4.3.2  Leasehold Mortgage. The term "Leasehold Mortgage" as
                          ------------------
          used in this Section 4 shall include a mortgage, a deed of trust, a deed to secure debt, or other security instrument by which Developer's Leasehold Estate is mortgaged, conveyed, assigned or otherwise transferred, to secure a debt or other obligation.

                   4.3.3  Leasehold Mortgagee. The term "Leasehold Mortgagee" as
                          -------------------
          used in this Section 4 shall refer to a holder of a Leasehold Mortgage in respect to which the notice provided for by subsection 4.2 has been given and received and as to which the provisions of this Section 4 are applicable.

              4.4  Consent of Leasehold Mortgagee Required. No cancellation,
                   ---------------------------------------
surrender or modification of this Lease shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee.

              4.5 Default Notice. Landlord upon providing Developer any notice
                  --------------
of: (i) default under this Lease, (ii) a termination of this Lease, or (iii) a matter of which Landlord may predicate or claim a default, shall at the same time provide a copy of such notice to every Leasehold Mortgagee. No such notice by Landlord to Developer shall be deemed to have been duly given unless and until a copy thereof has been so provided to every Leasehold Mortgagee having a lien upon the Premises. From and after the date such notice has been given to a Leasehold Mortgagee, such Leasehold Mortgagee shall have the same period, after giving of such notice upon it, for remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is given Developer after the giving of such notice to Developer, plus in each instance, the additional periods of time specified in subsections 4.6 and 4.7 to remedy, commence remedying or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice. Landlord shall accept such performance by or at the instigation of such Leasehold Mortgagee as if the same had been done by Developer. Developer authorizes each Leasehold Mortgagee to take any such action at such Leasehold Mortgagee's option and does hereby authorize entry upon the Premises by the Leasehold Mortgagee for such purpose.

              4.6  Notice to Leasehold Mortgagee.
                   -----------------------------
                   4.6.1  Landlord's Termination Notice. Anything contained in
                          -----------------------------
          this Lease to the contrary notwithstanding, if any default shall occur which entitles Landlord to terminate this Lease, Landlord shall have no right to terminate this Lease unless, following the expiration of the period of time given Developer to cure such default or the act or omission which gave rise to such default, Landlord shall notify every Leasehold Mortgagee of Landlord's intent to so terminate ("Termination Notice") at least thirty (30) days in advance of the proposed effective date of such termination if such default is capable of being cured by the payment of money ("Termination Notice Period"), and at least sixty (60) days in advance of the proposed effective date of such termination if such default is not capable of being cured by the payment of money (also a "Termination Notice Period"). The provisions of subsection 4.7, shall apply if, during such thirty (30) or sixty (60) day Termination Notice Period, any Leasehold Mortgagee shall:

                   4.6.1.1 Notify Landlord of such Leasehold Mortgagee's desire to nullify such notice; and

                   4.6.1.2 Pay or cause to be paid all Ground Rent, additional rent and other payments then due and in arrears as specified in the Termination Notice to such Leasehold Mortgagee and which may become due during such thirty (30) or sixty (60) day Termination Notice Period; and

                   4.6.1.3 Comply or in good faith, with reasonable diligence and continuity, commence to comply with all nonmonetary requirements of this

             Lease then in default and reasonably susceptible of being complied with by such Leasehold Mortgagee; provided however, that such Leasehold Mortgagee shall not be required during such sixty (60) day Termination Notice Period to cure or commence to cure any default consisting of Developer's failure to satisfy and discharge any lien, charge or encumbrance against the Developer's interest in this Lease or the Premises junior in priority to the lien of the mortgage held by such Leasehold Mortgagee.

                   4.6.2 Proper Address of Leasehold Mortgagee. Any notice to be
                         -------------------------------------
          given by Landlord to a Leasehold Mortgagee pursuant to any provision of this Section 4 shall be deemed properly addressed if sent to the Leasehold Mortgagee who served the notice referred to in subsection
          4.2.1 unless notice of a change of Mortgage ownership has been given to Landlord pursuant to subsection 4.2.2.

              4.7  Procedure on Default.
                   --------------------
                   4.7.1 Extension of Termination Notice Period. If Landlord
                         --------------------------------------
          shall elect to terminate this Lease by reason of any default of Developer, and a Leasehold Mortgagee shall have proceeded in the manner provided for by subsection 4.6, the specified date for the termination of this Lease as fixed by Landlord in its Termination Notice shall be extended for a period of six (6) months, provided that such Leasehold Mortgagee shall during such six (6) month period:

                   4.7.1.1 Payment of Monetary Obligations. Pay or cause to be
                           -------------------------------
          paid the Ground Rent, additional rent and other monetary obligations of Developer under this Lease as the same become due, and continue its good faith efforts to perform all of Developer's other obligations under this Lease.

                        4.7.1.2 Foreclosure of Leasehold Mortgage. If not
                                ---------------------------------
               enjoined or stayed, take steps to acquire or sell Developer's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

                       4.7.2 Cure of Default. If at the end of such six (6)
                             ---------------
               month period such Leasehold Mortgagee is complying with subsections 4.7.1.1 and 4.7.1.2, this Lease shall not then terminate, and the time for completion by Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Developer's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this subsection 4.7, however, shall be construed to extend this Lease beyond the original term thereof as extended by any options to extend the term of this Lease properly exercised by Developer or a Leasehold Mortgagee in accordance with subsection 2.1, nor to require a Leasehold Mortgagee to continue such foreclosure proceedings after the default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Developer had not defaulted under this Lease.

                       4.7.3 Compliance of Leasehold Mortgagee. If a Leasehold
                             ---------------------------------
               Mortgagee is complying with subsection 4.7.1, upon the acquisition of Developer's Leasehold Estate herein by such Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise this Lease shall continue in full force and effect as if Developer had not defaulted under this Lease.

                       4.7.4 Leasehold Mortgage Not an Assignment. For the
                             ------------------------------------
               purposes of this Section 4, the making of a Leasehold Mortgage issued by an institutional lender shall not be deemed to constitute an assignment or transfer of this Lease or of the Leasehold Estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the Leasehold Estate hereby created so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Developer to be performed hereunder, but the purchaser at any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the

               Leasehold Estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be an assignee or transferee within the meaning of this Section 4, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of Developer to be performed hereunder from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of the Leasehold Estate. Provided, however, that Developer shall, as to such Leasehold Mortgagee, provide to Landlord the same information which Developer must supply pursuant to this Lease as assignee.

                       4.7.5 Obligation of Leasehold Mortgagee to Repair or
                             ----------------------------------------------
               Reconstruct. If the Leasehold Mortgagee or its designee shall
               -----------
               become holder of the Leasehold Estate, and if the buildings and improvements on the Premises shall have been or be come materially damaged on, before or after the date of such purchase and assignment, the Leasehold Mortgagee or its designee shall be obligated to repair, replace or reconstruct the building or other improvements only to the extent of the net insurance proceeds received by the Leasehold Mortgagee or its designee by reason of such damage. However, should such net insurance proceeds be insufficient to repair, replace or reconstruct the building or other improvements to the extent required by subsection 6.3, and should the Leasehold Mortgagee or its designee choose not to fully reconstruct the building or other improvements to the extent required by subsection 6.3, such failure shall constitute an event of default under this Lease which shall entitle Landlord to commence proceedings to terminate the Lease.

                       4.7.6 Leasehold Mortgagee's Right to Transfer. Any
                             ---------------------------------------
               Leasehold Mortgagee or other acquirer of the Leasehold Estate of Developer pursuant to foreclosure, assignment in lieu of foreclosure or other proceedings may, upon acquiring Developer's Leasehold Estate, without further consent of Landlord, assign the Leasehold Estate one time on such terms and to such persons and organizations as are acceptable to such Mortgagee or acquirer and thereafter be relieved of all obligations under this Lease; provided that such assignee has delivered to Landlord its written agreement to be bound by all of the provisions of this Lease. Any further attempts by the Leasehold Mortgagee to assign shall comply with the provisions of this Lease relating to Assignment.

                       4.7.7 Leasehold Mortgagee Transfer a Permitted Sale.
                             ---------------------------------------------
               Notwithstanding any other provisions of this Lease, any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignment or transfer of this Lease and of the Leasehold Estate hereby create in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be a permitted sale, transfer or assignment of this Lease and of the Leasehold Estate hereby created.

                  4.8  New Lease.
                       ---------
                       4.8.1 Terms of New Lease. In the event of the termination
                             ------------------
               of this Lease as a result of Developer's default Landlord shall, in addition to providing the notices of default and termination as required by subsections 4.5 and 4.6, provide each Leasehold Mortgagee with written notice that the Lease has been terminated, together with a statement of all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, then known to Landlord. Landlord agrees to enter into a new lease ("New Lease") of the Premises with such Leasehold Mortgagee, or its designee for the remainder of the term of this Lease, effective as of the date of termination, at the Ground Rent and additional rent, and upon the terms, covenants and conditions, including all first rights of refusal and options to renew or purchase, but excluding requirements which are not applicable or which have already been fulfilled of this Lease, provided:

                         4.8.1.1  Written Request to Landlord. Such Leasehold
                                  ---------------------------
                   Mortgagee shall make written request upon Landlord for such New Lease within thirty (30) days after the date such Leasehold Mortgagee receives Landlord's Notice of Termination of this Lease given pursuant to this subsection 4.8.

                         4.8.1.2  Payment of Obligations. Such
                                  ----------------------

           Leasehold Mortgagee or its designee shall pay or cause to be paid to Landlord at the time of execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorney's fees, which Landlord shall have incurred by reason of such termination and the execution and delivery of the New Lease and which would not otherwise have been received by Landlord from Developer or other party in interest under Developer. In the event of a controversy as to the amount to be paid to Landlord pursuant to this subsection 4.8.1.2, the payment obligation shall be satisfied if Landlord shall be paid the amount not in controversy, and the Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the rate set forth in subsection 3.1.7, and such obligation shall be adequately secured.

                 4.8.1.3  Remedy of Developer's Defaults. Such Leasehold
                          ------------------------------
           Mortgagee or its designee shall agree to remedy any of Developer's defaults of which said Leasehold Mortgagee is or may be notified by Landlord's Notice of Termination and which are reasonably susceptible of being so cured by Leasehold Mortgagee or its designee.

                 4.8.1.4  New Lease to Have First Priority. Any New Lease made
                          --------------------------------
           pursuant to this subsection 4.8 and any Subdivided Lease entered into pursuant to subsection 7.6 and any Single Lease entered into pursuant to subsection 7.7, shall be prior to any mortgage or other lien, charge or encumbrance on the fee of the Premises and the Developer under such New Lease, Single Lease or Subdivided Lease, as the case may be, shall have the same right, title and interest in and to the Premises and the buildings and improvements thereon as Developer had under this Lease.

                 4.8.1.5  Developer's Obligations Under New Lease. The Developer
                          ---------------------------------------
           under any such New Lease, Single Lease or Subdivided Lease shall be liable to perform the obligations imposed on the Developer by such New Lease, Single Lease or Subdivided Lease only during the period such person or entity has ownership of such Leasehold Estate.

           4.9  New Lease Priorities.  If more than one Leasehold Mortgagee
                --------------------
shall request a New Lease pursuant to subsection 4.8.1, Landlord shall enter into such New Lease with the Leasehold Mortgagee whose mortgage is prior in lien or with the designee of such Leasehold Mortgagee. Landlord, without liability to Developer or any Leasehold Mortgagee with an adverse claim, may rely upon a mortgagee title insurance policy issued by a responsible title insurance company doing business within the State of California as the basis for determining the appropriate Leasehold Mortgagee who is entitled to such New Lease.

                 4.10  Eminent Domain.  Developer's share, as provided by
                       --------------
subsection 10.3, of the proceeds arising from an exercise of the power of Eminent Domain shall, subject to the provisions of such subsection 10.3, be disposed of as provided for by any Leasehold Mortgagee.

                 4.11  Notice of Arbitration.  Landlord shall give each
                       ---------------------
Leasehold Mortgagee prompt notice of any appraisal, arbitration or legal proceedings between Landlord and Developer involving obligations under this Lease. Landlord shall give the Leasehold Mortgagee notice of, and a copy of any award or decision made in any such proceedings, which shall be binding on all Leasehold Mortgagees.

                 4.12  Amendment to Facilitate Leasehold Financing. Landlord
                       -------------------------------------------
hereby agrees that if any Institutional Lender to whom Developer proposes to make a Leasehold Mortgage on Developer's Leasehold Estate shall require as a condition to making any loan secured by such mortgage that Landlord agree to modifications of this Lease, then Landlord agrees that it will enter into an agreement with Developer in recordable form making the modifications that are requested by such lender, provided that such changes do not adversely affect any right of Landlord under this Lease.

                 4.13  Security Deposit.  If any Leasehold Mortgagee, its
                       ----------------
designee or other purchaser has acquired the Leasehold Estate of Developer pursuant to foreclosure, conveyance in lieu of foreclosure or other proceedings, or has entered into a New Lease with Landlord in accordance with subsection 4.8, such Leasehold

Mortgagee, its designee or other purchaser shall succeed to the rights of Developer, if any, in and to the security deposits paid by Developer to Landlord pursuant to subsections 16.1 and 16.2. In such event, Developer shall no longer have any rights to such security deposits, and Landlord shall hold such security deposits for and on behalf of such Leasehold Mortgagee, its designee or other purchaser.

                 4.14  Estoppel Certificate.  Landlord shall at any time and
                       --------------------
from time to time hereafter, but not more frequently than twice in any one-year period (or more frequently if such request is made in connection with any sale or mortgaging of Developer's Leasehold Interest or permitted subletting by Developer), within ten (10) days after written request of Developer to do so, certify by written instrument duly executed and acknowledged to any Mortgagee or purchaser, or proposed Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request: (i) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (ii) as to the validity and force and effect of this Lease, in accordance with its tenor; (iii) as to the existence of any default hereunder; (iv) as to the existence of any offsets, counter claims or defenses hereto on the part of Developer; (v) as to the commencement and expiration dates of the term of this Lease; and (vi) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by Developer and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on Landlord.

Any party requesting such estoppel certificate shall reimburse Landlord for its costs and expenses incurred in issuing such certificate.

                 4.15  Notices.  Notices from Landlord to the Leasehold
                       -------
Mortgagee shall be mailed to the address furnished Landlord pursuant to subsection 4.2 , and those from the Leasehold Mortgagee to Landlord shall be mailed to the address designated pursuant to the provisions of subsection 1.5.1 hereof, attention the City Manager. Such notices, demands and requests shall be given in the manner described in subsection 17.1 and shall in all respects be governed by the provisions of that subsection.

                 4.16  Erroneous Payments.  No payment made to Landlord by a
                       ------------------
Leasehold Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to Landlord pursuant to Landlord's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided such Leasehold Mortgagee shall have made demand therefor not later than ninety (90) days after the date of its payment.

                 4.17  Request for Notice for Benefit of Landlord. Immediately
                       ------------------------------------------
after recording any Leasehold Mortgage encumbering Developer's Leasehold Estate, Developer, at Developer's expense, shall cause to be recorded in the Office of the Recorder of Los Angeles County, California, a written request of notice under Section 2924(b) of the California Civil Code providing that a copy of any notice of default and a copy of any notice of sale under such Leasehold Mortgage shall be delivered to Landlord as provided for under said Section 2924(b) of the California Civil Code. Such request shall be executed by Landlord. Concurrently, with Developer's forwarding such notice for recordation, Developer shall furnish to Landlord a complete copy of the Leasehold Mortgage and the note secured thereby, together with the name and address of the holder thereof. Said note and mortgage are to be kept by Landlord on a confidential basis to the extent permitted by law.

                 4.18  Release or Forebearance.  If any such lender shall fail
                       -----------------------
or refuse to comply with any and all of the conditions of this section, then and thereupon Landlord shall be released from its covenant of forebearance with such lender herein contained.

                 4.19  Notice.  Landlord's obligation to observe its covenants
                       ------
of forebearance in this section for the benefit of any lender on the security of the Leasehold Estate, except as may be otherwise provided by law, shall be conditioned upon there having been first delivered to the Airport Manager of the City of Long Beach, a written notice of such encumbrance which shall state the name and address of such lender for the purpose of enabling notices to be given under subsection 4.2 above.

                 4.20  No Merger.  No merger of Developer's Leasehold Estate
                       ---------
into Landlord's fee title shall result by reason of the ownership of Landlord's or Developer's estates by the same party or by reason of any other circumstances, without the prior consent of any and all lenders on the security of the Leasehold Estate.

                 4.21  No Payment by Landlord.  Landlord shall not be required
                       ----------------------
to execute any instrument which would obligate Land-lord to the payment of any loan or any part thereof.

                 4.22  Self Liquidating Mortgage.  The Leasehold Mortgage shall
                       -------------------------
be a self liquidating mortgage, to be paid over a period not longer than elapses up to three (3) years prior to the end of the term of this Lease, or any option term if such option has been exercised.

                 4.23  Leasehold Mortgagee Need Not Cure Specified Defaults.
                       ----------------------------------------------------
Nothing herein contained shall require any Leasehold Mortgagee or its designee as a condition to its exercise of right hereunder to cure any default of Developer which cannot be cured by such Leasehold Mortgagee or its designee, in order to comply with the provisions of subsections 4.6 or 4.7 or as a condition of entering into the New Lease provided for by subsection 4.8.

                 4.24  Casualty Loss.  A Standard Mortgagee Clause naming each
                       -------------
Leasehold Mortgagee may be added to any and all insurance policies required to be carried by Developer hereunder on condition that the insurance proceeds are to be applied in the manner specified in this Lease and the Leasehold Mortgage age shall so provide, except that the Leasehold Mortgage may provide a manner for the disposition of such proceeds, if any, otherwise payable directly to Developer.


             5.  ASSIGNMENT AND SUBLETTING:
                 -------------------------

                 5.1  Prohibition Against Change in Ownership, Management and
                      -------------------------------------------------------
Control. The qualifications and identities of Developer are of particular
-------
concern to Landlord. It is because of those qualifications and identities that Landlord has entered into this Lease with Developer. No voluntary or involuntary successor in interest shall acquire any rights or powers under this Lease except as expressly provided for in this Lease.

                 Except as otherwise permitted by this Section 5 and subsection 1.5.3, Developer shall not permit any significant change (voluntary or involuntary) in the ownership, management or control of Developer to occur unless such change is approved by Landlord, subject to the requirements of this section and reasonable conditions imposed by Landlord.

                 Except as otherwise permitted by this Section 5 and subsection 1.5.3, Developer may not assign this Lease or any interest herein without first obtaining the written consent of Landlord, pursuant to subsection 5.4 of this Lease. Any assignee shall assume and agree to perform the obligations of Developer under this Lease. Promptly following any permitted assignment, Developer shall deliver to Landlord a copy of such assignment, together with a statement setting forth the following information:

                      5.1.1  Name and Address for Notices.  The name and address
                             ----------------------------
           of the assignee for the purpose of enabling notices to be given.

                      5.1.2  Type of Entity.  Whether the assignee is an
                             --------------
           individual, a corporation, a partnership or a joint venture, and if such assignee is a corporation, the names of such corporation's principal officers and of its directors and State of incorporation, and if such assignee is a partnership or joint venture, the names and addresses of the general partners of such partnership or venture.

                      5.1.3  Other Transfers.  In the event that
                             ---------------

           Developer is a partnership, joint venture or corporation, any assignment of twenty-five percent (25%) or more of the partnership or joint venture interest or outstanding capital stock of such an entity shall constitute an assignment by Developer of this Lease for the purposes of this Section 5 and shall not be permitted to occur without first obtaining the written consent of Landlord, which consent shall not unreasonably be withheld, delayed or conditioned.

                      5.1.4  Buildings or Land.  In addition to all other
                             -----------------
           assignments, which must be approved in advance by Landlord, any assignment of 50,000 square feet of land or office space must be approved in advance by Landlord.

                 5.2  Assignments Not Subject to Approval.  The provisions of
                      -----------------------------------
this Section 5 shall not be applicable to the following types of assignments and transfers, which shall be permitted without the prior consent of Landlord.

                      5.2.1  Death or Incapacity.  Assignments resulting from
                             -------------------
           the death or mental or physical incapacity of an individual, provided, however, that any person replacing an individual who departs because of physical or mental disability shall have education and experience comparable to that of the person replaced.

                      5.2.2  Family Transfer.  A transfer or assignment for the
                             ---------------
           benefit of a spouse, children, grandchildren or other family members.

                      5.2.3  Affiliated Corporation.  A transfer to an
                             ----------------------
           "Affiliated Corporation" as hereinafter defined.  An

           "Affiliated Corporation" shall be (i) any corporation which owns fifty-one percent (51%) or more of the outstanding capital stock of the assigning corporation; or (ii) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by the assigning corporation; or (iii) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by a shareholder or group of shareholders who also owns at least fifty-one percent (51%) of the outstanding capital stock of the assigning corporation.

                      5.2.4  IRS Transfer.  A transfer of stock resulting from
                             ------------
           or in connection with a reorganization as contemplated by the provisions of the Internal Revenue Code of 1954, as amended, or otherwise, in which the ownership interests of a corporation are assigned directly or by operation of law to a person or persons, firm or corporation which acquires the control of the voting capital stock of such corporation or all or substantially all of the assets of such corporation.

                      5.2.5  Public Entity.  A transfer of stock in a publicly
                             -------------
           held corporation or of the beneficial interest in any publicly held partnership or real estate investment trust.

                      5.2.6  Partner.  A transfer by a limited partner or joint
                             -------
           venturer to a partnership or joint venture in which the assignor is a partner or venturer.

                      5.2.7  Comprising Entity.  A transfer or assignment from
                             -----------------
           one partner or joint venturer comprising Developer to another; or if Developer is a corporation, from one shareholder to another.

                 5.3  Assignment Invalid.  Any transfer or assignment to which
                      ------------------
Landlord's consent is required by subsection 5.1 shall be void and shall confer no right to occupancy upon the assignee unless and until such consent of Landlord is obtained. Such approval may be conditioned or refused in response to the matters specified herein.

                 5.4  Approval of Assignments.  Landlord agrees that it shall
                      -----------------------
consent to an assignment to a subtenant and to an assignee which, at the time of such assignment, is of such financial standing and responsibility as to give reasonable assurance that the payment of all Ground Rent and other amounts reserved in this Lease will be made in compliance with all the terms, covenants, provisions and conditions of this Lease. In requesting an approval by Landlord of assignment pursuant to subsection 5.l, Developer shall provide the following information to Landlord with respect to proposed assignments of 50,000 square feet of rentable building area or land area, or more, of sublease space, with respect to any Ground Sublease and with respect to assignments of a parcel or an interest in this Ground Lease.

                      5.4.1  Name.  Name and address of the assignee.
                             ----

                      5.4.2  Description. Description of the Premises to be
                             -----------
           assigned.

                      5.4.3  Nature of Business.  The nature of the business
                             ------------------
           conducted by assignee on the Premises to be assigned.

                      5.4.4  Financial Information.  Financial strength of the
                             ---------------------
           subtenant or assignee (if the subtenant is a publicly held company, a copy of its most recent annual report; if the subtenant or assignee will not disclose financial information, a report from recognized credit rating agency, such as Dun & Bradstreet).

                      5.4.5  Officers.  The identity, background and experience
                             --------
           of all officers and directors of assignee, at executive vice president level and above and senior operational officer relating to the Premises, if a corporation or general partners of a partnership or sole proprietor of a proprietorship (Principals).

                      5.4.6  Additional Information.  To the extent known by
                             ----------------------
           Developer, the following information:

                           5.4.6.1 Criminal record of the subtenant, assignee or any of the Principals.

                           5.4.6.2 Nature and extent of litigation to which the subtenant, assignee or any Principal is a party.

                           5.4.6.3 Any course of conduct which a prudent person would deem materially detrimental to the Project or to the intended use of the Premises by the subtenant or assignee.

                      5.4.7  Informational Purposes.  For informational
                             ----------------------
           purposes only:

                           5.4.7.1 Number of anticipated employees of the assignee.

                           5.4.7.2 At the time of submission of the request, the terms and conditions of the assignment.

                           5.4.7.3 With respect to all assignments a copy thereof after execution by all parties thereto.

                      5.4.8  Confidentiality.  If requested by Developer at the
                             ---------------
           time of submission of the information described above, Landlord shall keep such information and the identity of the proposed sublessee or assignee confidential and Landlord shall execute a confidentiality statement so providing to the extent Landlord is permitted by law to do so.

                      5.4.9  Disapproval by Landlord.  Landlord reserves the
                             -----------------------
           right to reject any proposed assignee where the matters specified in 5.4.3, 5.4.4, 5.4.5 or 5.4.6 above indicate that the presence of assignee would not be in the public interest or would adversely affect the financial viability of the Project. Landlord shall either approve or disapprove any proposed assignee within fifteen (15) days after receipt by Landlord of a request to do so. Failure of Landlord to act within said fifteen (15) days shall constitute approval. If Landlord does not approve any proposed assignee, Landlord shall state in writing the reasons for such disapproval. Developer shall have the right to challenge the validity of such disapproval. No damages shall be payable to Developer in any action arising from such disapproval unless Landlord shall have acted unreasonably or in bad faith or with actual malice.

           5.5  No Release.  Notwithstanding any assignment by Developer
                ----------
permitted by subsection 5.1 with Landlord's consent, and notwithstanding any assignment by a partner or joint venturer of Developer permitted by subsection
5.1.3 with Landlord's consent or made without Landlord's consent pursuant to subsection 5.2, the assigning party shall remain fully liable for the performance of all of the covenants to be performed by Developer under this Lease prior to the effective date of such assignment or the "Completion Date", as defined below, whichever last occurs, but shall be released from liability with respect to the performance of such covenants to be performed after the last to occur of such dates, Landlord's approval of or consent to any such assignment or transfer shall not be a waiver of any right to object to further or future assignments, and Landlord's consent to each such successive assignment must be first obtained in writing from Landlord unless otherwise permitted by this Lease without Landlord's prior consent. The term "Completion Date", as used herein, shall mean the date that Developer completes the construction of the initial building described in subsection 7.2 and a certificate of occupancy with respect to such building has been obtained.

           5.6  Unauthorized Change.  This Lease may be terminated by the
                -------------------
Landlord if there is any significant change (voluntary or involuntary) other than those authorized in Section 5 or subsection 1.5.3 hereof, or not requiring Landlord's approval of ownership, management or control of the Developer prior to the completion of the development of the site, unless such changes have been approved by the Landlord.

           5.7  Subletting.  Developer shall be entitled, with the prior written
                ----------
consent of Landlord, to sublet the whole or any portion of the Premises or the improvements constructed thereon by or under Developer and, without limiting the foregoing, may establish a leasehold condominium regime on the Premises, or portions thereof, in accordance with the provisions of California law, including California Civil Code Sections 783 and 1350-1360. Developer shall, at all times, remain liable for the performance of all of the covenants on its part to be so performed, notwithstanding any subletting. Each sublease shall be subject and subordinate not only to this Lease, but also to any New Lease made by Landlord as provided in Section 4.8 above. If the term of this Lease shall end while any such sublease is in effect, Landlord may, at its option, for a period of ninety
(90) days thereafter, either terminate the said sublease or succeed to all of the rights of Developer thereunder. Where any sublease which is consistent with this Lease is approved, Landlord may grant to the subtenant, under such an approved sublease entered into in good faith and for reasonable consideration, a right of quiet enjoyment in recordable from (a "nondisturbance agreement") during the term of the sublease, notwithstanding the expiration, termination or cancellation of this Lease; provided that (i) the term of the sublease, plus extension or renewal options, does not extend beyond the term of this Lease, plus extension options; (ii) such subtenant agrees that in the event this Lease expires, terminates or is cancelled during the term of the sublease, the sublease shall be deemed a direct lease between Landlord and such subtenant and the subtenant shall attorn to Landlord. In the event that Landlord objects to any proposed nondisturbance agreement or sublease, Landlord agrees to notify Developer in writing of such objection and of its reasons for such objection within twenty (20) days of its receipt of the proposed nondisturbance agreement and sublease. Subject to the foregoing provisions of this subsection 5.7, Landlord hereby approves generally of the form of nondisturbance agreement attached hereto as Exhibit "E". Any approvals or grants of quiet enjoyment given or made by Landlord pursuant to this subsection 5.7 shall be binding upon Landlord, its successors or assigns, including without limitation any person or entity succeeding to the interest of Landlord by way of judicial foreclosure or trustee sale proceedings pursuant to any mortgage or deed of trust, the lien or charge of which is subject and subordinate to this Lease.

           Any sublease, with respect to which Landlord agrees to execute a nondisturbance agreement pursuant to this subsection 5.7, may be a sublease pursuant to which the subtenant is responsible for the construction of the building improvements upon the subleased premises (a "Ground Sublease" herein). Any Ground Sub-lease may contain a hypothecation provision similar to Section 4 of this Lease for the benefit of the holder of any mortgage or deed of trust constituting a lien on the subleasehold estate created by virtue of the Ground Sublease. Any nondisturbance agreement executed and delivered by Landlord for the benefit of the sublessee under a Ground Sublease shall specifically recite that it is for the benefit of any such holder of a deed of trust or mortgage constituting a lien on the subleasehold estate created by such Ground Sublease; that the term "sublease" as used in the nondisturbance agreement shall be deemed to include any new sublease executed and delivered to any such holder of a first deed of trust or first mortgage following a termination of the sublease pursuant to a provision in the sublease similar to subsection 4.8 of this Lease, and that the term "sublessee" under the nondisturbance agreement shall be deemed to include any encumbrances or other party succeeding to the sublessee under the Ground Sublease by virtue of judicial or private power of sale foreclosure proceedings or by delivery of an assignment in lieu of foreclosure, or otherwise. Where Landlord agrees to execute a nondisturbance agreement for the benefit of the sublessee under any Ground Sublease, such agreement shall be subject to the obligations of the sublessee thereunder being no less than the obligations of the Developer hereunder with respect to the subleased premises.

                 5.7.1  Minor Subleases.  Consent of Landlord shall not be
                        ---------------
           required to a sublease of any unit of space smaller than 50,000 square feet, not including parking areas; however, notice of any such sublease shall be sent to Landlord's Airport Manager within ten (10) days of the execution of the sublease.

                 5.7.2  Consent to Sublease.  Prior to review of any proposed
                        -------------------
           sublease, the following information and assurances shall be provided to Landlord as part of the request for consent to proposed subleases of 50,000 square feet of rentable building area, or more, of sublease space, with respect to any Ground Sublease:

                      5.7.2.1  Description.  Description of
                               -----------
                 the sublease Premises.

                      5.7.2.2  Name. The name and address of the sublessee for
                               ----
                 the purpose of enabling notices to be given under subsection
                 17.1 hereof.

                      5.7.2.3  Nature of Business.  The nature of the business
                               ------------------
                 conducted on the sublease Premises.

                      5.7.2.4  Financial Information.  Financial strength of
                               ---------------------
                 the subtenant or assignee (if the subtenant is a publicly held company, a copy of its most recent annual report; if the subtenant or assignee will not disclose financial information, a report from a recognized credit rating agency, such as Dun & Bradstreet).

                      5.7.2.5  Officers.  The identity, background and
                               --------
                 experience of all officers and directors of sublessee, at executive vice president level and above and senior operational officer relating to the Premises, if sublessee is a corporation, general partners of a partnership or sole proprietor of a proprietorship (Principals).

                      5.7.2.6  Additional Information.  To the extent known by
                               ----------------------
                 Developer, the following information:

                      5.7.2.6.1 Criminal record of the subtenant, assignee or any of the Principals.

                      5.7.2.6.2 Nature and extent of litigation to which the subtenant, assignee or any Principal is a party.

                      5.7.2.6.3 Any course of conduct which a prudent person would deem materially detrimental to the Project or to the intended use of the Premises by the subtenant or assignee.

                      5.7.2.7  Informational Purposes.  For informational
                               ----------------------
           purposes only:

                      5.7.2.7.1 Number of anticipated employees of the subtenant or assignee.

                      5.7.2.7.2 At the time of submission of the request, the terms and conditions of the sublease or assignment.

                      5.7.2.7.3 With respect to all subleases and assignments a copy thereof after execution by all parties thereto.

                      5.7.2.7.4 Any proposed nondisturbance or attornment agreements.

                 5.7.3  Confidentiality.  If requested by Developer at the time
                        ---------------
           of submission of the information described above, Landlord shall keep such information and the identity of the proposed sublessee or assignee confidential and Landlord shall execute a confidentiality statement so providing, to the extent Landlord is permitted by law to do so.

                 5.7.4  Disapproval by Landlord.  Landlord reserves the right
                        -----------------------
           to reject any proposed sublessee where the matters specified in 5.7.2.3, 5.7.2.4, 5.7.2.5 or 5.7.2.6 above indicate that the presence of sublessee would not be in the public interest or would adversely affect the financial viability of the Project. Landlord shall either approve or disapprove any proposed sublessee within fifteen (15) days after receipt by Landlord of a request to do so. Failure of Landlord to act within said fifteen (15) days shall constitute approval. If Landlord does not approve any proposed sublessee, it shall state in writing the reasons for such disapproval. Developer shall have the right to contest such disapproval. No damages shall be payable to Developer in any action challenging such disapproval unless Landlord shall have acted unreasonably, in bad faith or with actual malice.

               5.8  Sale of Buildings.  Developer shall have the right to sell
                    -----------------
buildings constructed pursuant to the terms of this Lease, provided, however, that such buildings shall be and remain subject to the terms and conditions of this Lease. No sale of such buildings shall be valid unless this requirement is expressly included in the deed as a covenant running with the land.


           6.  INDEMNITY, INSURANCE, CASUALTY DAMAGE:
               -------------------------------------

               6.1  Indemnification and Hold Harmless.  Developer expressly
                    ---------------------------------
agrees to defend, protect, indemnify and hold harmless the Landlord, its officers, agents and employees free and harmless from and against any and all claims, demands, damages, expenses, losses or liability of any kind or nature whatsoever which Landlord, its officers, agents or employees may sustain or incur or which may be imposed upon them or any of them for injury to or death of persons or damage to property arising out of or resulting from the alleged acts or omissions of Developer, its officers, agents or employees or in any manner connected with this Lease or with the occupancy, use or misuse of the Premises by Developer, its officers, agents, employees, subtenants, licensees, patrons or visitors. Developer also agrees to defend at its own cost, expense and risk all claims or legal actions that may be instituted against Developer or Landlord with respect to the Premises, and the design and construction of off-site improvements except traffic signals, and Developer agrees to pay settlements and to satisfy any judgment that may be rendered against either Developer or Landlord as a result of any injuries or damages which are alleged to have resulted from or be connected with this Lease or the occupancy or use of the Premises by Developer or its officers, agents, employees, subtenants, licensees, patrons or visitors. Nothing herein shall be deemed to require Developer to indemnify Landlord for liability determined by a court of law to have arisen from negligence of Landlord, provided, however, that as between the parties to this Lease, in any matter in which the doctrine of joint and several liability applies, Landlord shall not be required to pay any larger share of such judgment than its actual contribution as determined by the Court.

                 6.2  Insurance.
                      ---------

                      6.2.1  Liability Insurance.  At all times during the term
                             -------------------
           of this Lease, Developer shall obtain and maintain or cause to be obtained and maintained bodily injury and property damage insurance by a combined single limit policy in an amount of at least Ten Million Dollars and No/l00 ($10,000,000.00) naming the

           Landlord and its officers, agents and employees as coinsureds with Developer and others designated by Developer. Developer shall also maintain workers' compensation insurance in the amount required by statute.

                 Prior to entry upon the Premises, and upon each insurance renewal, Developer shall deliver the policies of insurance required by this subsection 6.2, or certified photostatic copies thereof, to the City of Long Beach Airport Manager for approval as to sufficiency and for approval as to form by the City Attorney. When said policies of insurance have been so approved, Developer shall substitute a certificate of insurance issued by the insurance company or companies issuing such policies certifying that said insurance coverage is in full force and effect and upon the filing of said certificate, the policies will be returned by Landlord to Developer, if Developer has deposited the original policies with Landlord. Said liability and property damage insurance policy shall contain a provision or endorsement substantially as follows:

               "The inclusion hereof of any person or entity as an insured shall not affect any right such person or entity would have as a claimant hereunder if not so included. This insurance shall be primary and not contributing with any other insurance maintained by Landlord."

                 Notwithstanding any other provision to the contrary contained in this Lease, Developer shall not have the right to enter upon the Premises for any purpose whatsoever until such certificate has been filed with the Landlord's Airport Manager.

                 6.2.2  Fire and Extended Coverage.  Developer shall, at no
                        --------------------------
           cost or expense to Landlord, keep insured for the benefit of Developer and Landlord, and such other parties, having an insurable interest, as Developer may designate, the improvements constructed by or under Developer upon the Premises against loss or damage by fire and lightning and risks customarily covered by extended coverage endorsement, in amounts not less than one hundred percent (100%) of the actual replacement cost of said improvements, except that Developer, at Developer's option may exclude the cost of excavations, foundations and footings. Landlord shall be named as an insured under any such policy. Such fire and extended coverages shall also be required to be furnished by Developer during the construction of improvements on the Premises as contemplated by Section 7 below. Any loss payable under such insurance shall be payable to Developer, Landlord and such other parties having an insurable interest in the property as Developer may designate and may be endorsed with a standard mortgagee's loss payable endorsement in favor of the holder of any Leasehold Mortgagee holding a Leasehold Mortgage. Landlord will release the entire sum of the proceeds to Developer or to a lender for purposes of reconstruction, replacement or repair of any damaged improvement.

           The proceeds of such insurance shall be paid to Developer to the extent the amount of the recovery is for damages to interior, non-structural or subtenant improvements, equipment, fixtures, personal property or for rental value insurance to the extent such recoveries are separate identifiable items. If Developer shall within five (5) years after such damage or destruction commence construction of the damaged or destroyed building, or a new building in accordance with Section 7 hereof, the proceeds of any insurance payable by reason of such damage or destruction shall be paid to Developer. If Developer shall fail to commence such construction within such five
           (5) year period Landlord reserves the right to receive such portion of the insurance proceeds so that Landlord may, if appropriate, carry out such reconstruction of the destroyed building, with all excess amounts to Developer. If at any time during the last five (5) years of the term of the Lease whether the original term or any extension thereof, a building then on the Premises shall be so damaged by fire or other casualty that the cost of restoration shall exceed fifty percent (50%) of the replacement value thereof, exclusive of foundations, immediately prior to such damage, either party hereto may, within sixty (60) days of such damage, give notice of its election to terminate this Lease with respect to the parcel upon which the building is located and, subject to further provisions of this subsection this

           Lease shall cease and come to an end on the date of the expiration of ten (10) days from the delivery of such notice with the same force and effect as if such date were the date herein fixed for the expiration of the term hereof, and the Ground Rent shall be apportioned and paid to the date of such termination. In such event Developer shall remove all debris and level the land, and Developer shall have no obligation to repair or rebuild or restore. The insurance proceeds shall then be divided as follows:

                 If five (5) years remain before the end of the Lease or any extension thereof, Developer shall receive seventy-five percent (75%) of the proceeds, and Landlord shall receive twenty-five percent (25%); if four (4) years remain before the end of the Lease, Developer shall receive fifty percent (50%) of the proceeds, and Landlord shall receive fifty percent (50%); if three (3) years remain before the end of the Lease, Developer shall receive twenty-five percent (25%) of the proceeds, and Landlord shall receive seventy-five percent (75%); if two (2) years remain before the end of the Lease, Developer shall receive ten percent (10%) of the proceeds, and Landlord shall receive ninety percent (90%); if one (1) year remains before the end of the Lease, Landlord shall receive the entire proceeds.

                 6.2.3  Aviation Facilities.  Insurance for any aviation
                        -------------------
           facility developed pursuant to this Lease shall include all of the types and amounts specified herein to the extent such coverages are applicable to operations performed. Depending upon the nature of the physical improvements made upon and the use of the Premises, aviation insurance coverages shall be maintained, to the extent such coverages are applicable, as follows: Hangar Liability, Hangar Keeper's Legal Liability; Airport Legal Liability, Hangar Material Damage Coverage. To the extent any of the above liability coverages are required, said policies shall be maintained with a combined single limit in the amount of at least Ten Million and No/l00 Dollars ($10,000,000.00).

                 6.2.4  Miscellaneous.  The insurance policies to be secured by
                        -------------
           Developer pursuant to this subsection 6.2 shall be obtained from insurers having a rating in Best's Insurance Guide of A-10, or better (or a comparable rating in any similar Guide, if Best's Guide is no longer published or if Best's rating system changes), and shall require that the insurer give Landlord notice of any modification, termination or cancellation of any policy of insurance no less than thirty (30) days prior to the effective date of such modification, termination or cancellation. In addition, Developer shall notify Landlord of any modification, termination or cancellation of any policy of insurance secured by Developer pursuant to this subsection
           6.2 as soon as Developer learns of any such modification, termination or cancellation. The policy of public liability and property damage insurance to be obtained under subsection 6.2.1 above shall stipulate that said policy provides primary coverage and is not subordinate to nor contributing with any other insurance coverage held or maintained by Landlord. The procuring of any such policy of insurance shall not be construed to be a limitation upon Developer's liability or its full performance on Developer's part of the indemnification and hold harmless provisions of this Lease; and Developer understands and agrees that notwithstanding any such policy of insurance, Developer's obligation to protect, indemnify and hold harmless Landlord under this Lease is for the full and total amount of any damage, injuries, loss, expense, costs or liabilities caused by or in any manner connected with or attributed to the acts or omission of Developer, its officers, agents, employees, licensees, patrons or visitors, or the operations conducted by Developer, or Developer's use or misuse of the Premises, except to the extent resulting from the negligent or willful acts of Landlord or any such indemnitee.

                 6.2.5  Blanket Policies.  Nothing contained in this section
                        ----------------
           shall prevent Developer from requiring its subtenants, or any of them, or any other third party, to provide the insurance required by this Section 6, nor prevent Developer, or any of its subtenants, or any such third party from taking out insurance of the kind provided for under this section under a blanket insur-ance policy or policies which cover other personal and real property owned or operated by Developer or any subtenant provided that the protection afforded Landlord and Developer under any policy of blanket insurance hereunder shall be no less than that which would have been afforded under a separate policy or policies relating only to the Premises.

                 6.2.6  Self-Insurance.  If a subtenant is self-insured as a
                        --------------
           matter of such subtenant's usual and customary business policy and such self-insurance is accepted by institutional lenders, Developer may request Landlord to waive the insurance requirement and to consent and permit such subtenant to self-insure. Such request shall be accompanied by information deemed necessary by Landlord to review the request. Consent to self-insure shall not be unreasonably withheld if the conditions specified in this section have been met.

                 6.2.7  Insurance Adjustments.  The amounts of insurance
                        ---------------------
           specified in subsections 6.2.1 and 6.2.3 may be adjusted in the year 2000 and not more often then every third year thereafter for the duration of the Lease to take into account circumstances at the time of such adjustments.

             6.3 Damage or Destruction.
                 ---------------------

                 6.3.1  Restoration of Premises.  If any building or
                        -----------------------
           improvement on the Premises is totally or partially destroyed or damaged as a result of any casualty, Developer shall promptly repair, replace or rebuild such building or other improvement at least to the extent of its value immediately prior to such occurrence, subject, however, to delays resulting from force majeure, the cancellation of existing leases due to such casualty, settling with insurers and/or negotiating new financing if necessary. If less than twenty (20) years remain of the term of this Lease or any extension thereof, Developer may remove all damaged or destroyed improvements and place the portions of the Premises from which improvements are removed in a clean and level condition following which all insurance proceeds attributable to such destruction or damage shall be the property of Developer. After the commencement of such repair, replacement or rebuilding, Developer shall continue such work with reasonable diligence until completion. Developer may cause any such work to be performed by or under its subtenants. In no event shall Landlord be liable to Developer for any damages resulting to Developer from the happening of any such fire or other casualty or from the repair or reconstruction of the Premises or from the termination of this Lease as provided in subsection 6.3.2 below.

                 6.3.2  Right to Terminate.  Notwithstanding the provisions of
                        ------------------
           subsection 6.3.1 above, if the buildings and improvements on the Premises shall be damaged or destroyed as a result of a hazard against which Developer is not required to carry insurance to an extent in excess of fifty percent (50%), or more, of their then insurable value, or if such damage or destruction shall occur during the last ten (10) years of the term of this Lease or during the last ten (10) years of any extended term of this Lease, then Developer shall have the right to elect not to repair, replace or rebuild such casualty damage and to cancel this Lease by giving written notice thereof to Landlord within three hundred sixty-five
           (365) days after the date of any such damage or destruction. Upon such termination, it will be the obligation of Developer to remove all damaged or destroyed improvements and to place the portions of the Premises from which improvements are removed in a clean and level condition.

                 6.3.3.  No Reduction in Rent.  In case of destruction, there
                         --------------------
           shall be no abatement or reduction of rent.


           7.  DEVELOPMENT OF THE PROJECT:
               --------------------------

               7.1  Scope of Development.  The Project will be an aviation
                    --------------------
oriented business, office, research and development and industrial park. It is agreed by the parties that the Project will be built to include when fully developed, at least 665,500 square feet of building area in one (1) or more buildings per parcel, no one of which shall exceed the height limits established by Federal Aviation Regulations (FAR). However, it is recognized that the scope of development may be changed, enlarged or redistributed to meet a subtenant's or user's needs or changed conditions. The facade treatment, landscaping and character of the development will be substantially as proposed in the Long Beach Airport Center submittal of December 7, 1983, as supplemented by a spiral bound document entitled "Supplement to Kilroy Industries' December 7, 1983, Proposal", and included therein is a transmittal letter from Kilroy Industries to the City of Long Beach, dated January 12, 1984, ("Developer's Long Beach Airport Center Submittal") on file in the offices of Landlord's Director of Community Development, or the equivalent of the submitted proposal if approved by Landlord pursuant to subsection 7.3 hereof.

               Three (3) acres of the site must be made available for aircraft use if a reasonable demand for same is expressed by the subtenants of the site. The three (3) acre allocation need not be restricted to any designated section of the site and can change in configuration and location depending on the needs of the remainder of the parcel and changes in subtenant requirements. The three
(3) acres at any time designated for aircraft use may be used for other purposes consistent with the Lease and the PD-2 zoning, such as motor vehicle parking and trucking, as approved by Landlord's Airport Manager, prior to any actual demand from tenants of the site for aircraft storage. The precise amount up to three
(3) acres, configuration and location of improvements shall be based on and consistent with the PD-2 zoning ordinance to be adopted, and any amendment or replacement thereof.

               7.2  Developer's Obligation to Develop Premises.  Developer
                    ------------------------------------------
agrees to commence the construction of improvements upon the Premises, including the first building, on or before September 1, 1985, subject to granting of all required governmental approvals and subject to subsection 17.3. After completion of the initial building, Developer shall use its best efforts to undertake as expeditiously and fully as is reasonably possible in the exercise of sound business judgment, the planning and construction of improvements upon Premises and to further the interest thereof to the end that there will be ultimately constructed on the Premises the development contemplated in the Basic Concept Documents or its alternative as approved by Landlord pursuant to subsection
7.3.7. Developer intends to conform to the construction schedule attached as Exhibit "J" entitled "Construction Schedule" but is not required to do so, except as provided in this subsection.

               In the event Developer has not commenced construction on the last parcel by January 1, 1993, then the fair market rental value of said parcel shall be adjusted in the manner set forth in subsection 3.2, as of January, 1993, upon the assumption that the building or buildings planned for construction upon said parcel had, in fact, been completed.

                      7.2.1  Best Efforts to Sublease.  Developer shall at all
                             ------------------------
           times use its best efforts to expedite to the fullest extent consistent with the exercise of sound business the making and entering into of subleases with subtenants upon terms and conditions satisfactory to subtenants and not inconsistent with any of the requirements of this Lease.

                 7.3  Architectural Approval.
                      ----------------------

                      7.3.1  Restriction.  No buildings or other improvements,
                             -----------
           including without limitation, grading, street, landscaping and parking area improvements shall be constructed or maintained upon the Premises unless the same conform to and are consistent with the zoning for the site, building code requirements and other adopted construction standards for public improvements of the City of Long Beach and the scope of the Project, as defined in subsection 7.1 above, and are approved by Landlord as provided in subsection 7.3.7 below.

                  7.3.2  Basic Concept Documents.  Landlord has heretofore
                         -----------------------
           approved certain documents, including a site development plan, which documents are more particularly described in subsection 7.1. Said documents, as the same may from time to time be modified and/or supplemented with the approval of Landlord pursuant to subsection
           7.3.7 below are herein referred to as the "Basic Concept Documents". To the extent that said documents refer to land included in the Adjacent Properties shown on Exhibit "B", additional approval is required as provided in subsection 1.4.1.

                  7.3.3  Landscaping.  Prior to the construction of any
                         -----------
           landscaping upon the Premises, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection 7.3.7 below preliminary landscape plans for such work. Following Landlord's approval of Developer's preliminary landscape plans for such work and prior to the commencement of such work, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection
           7.3.7 below final landscape plans for such work. Said landscape plans need not include landscaping between building walls and adjacent curbs and/or parking areas, it being understood that preliminary and final plans for such landscaping may be submitted separately by Developer to Landlord for Landlord's approval under subsection 7.3.7 below when the requirements of building occupants have been ascertained. Said landscape plans shall be consistent with the Basic Concept Documents and/or modifications or amendments thereto from time to time approved by Landlord. The landscaping plans, if any, itemized on the attached Exhibit "G" have been approved in concept by Landlord for purposes of this Lease and for no other purposes. In general, Developer shall be permitted freedom of selection of landscaping plants, trees and other materials consistent with the Basic Concept Documents and the provisions of subsection 3.6.

                      7.3.4  Exterior Elevations.  Prior to the construction of
                             -------------------
           any building improvements upon the Premises, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection
           7.3.7 below exterior elevations for such building improvements. Such exterior elevations need not include exterior building signs. The exterior elevations, if any, itemized on the attached Exhibit "H" have been approved in concept by Landlord for purposes of this Lease and for no other purposes.

                      7.3.5  Security and Security Plans.  Prior to taking
                             ---------------------------
           possession of the Premises, Developer shall sub-mit to the Landlord for approval a site security plan both for the construction period and for the Project as partially and fully developed which shall comply with applicable Federal Aviation Regulations and the requirements of the Airport Manager. During construction, Developer shall maintain in place at all times a site security fence. Developer shall comply with FAR Part 107 regarding Airport Security and FAR Part 77 regarding height limitations. It is particularly important that Developer notify the Airport Manager and such other persons as he may direct twenty-four (24) hours in advance of erecting cranes on the Premises for any purpose. Developer shall pay any fine or penalty imposed on Landlord as a result of security violations on the Premises. Developer shall have the right to contest such fine or penalty.

                      7.3.6  Amendments.  Developer may from time to time submit
                             ----------
           to Landlord for Landlord's approval pursuant to subsection 7.3.7 below modifications and/or amendments to any of the items described in subsections 7.3.3 through 7.3.5 above theretofore approved by Landlord.

                      7.3.7  Landlord Approval.  Developer shall submit all
                             -----------------
           plans required by subsections 7.3 and 3.7 to Landlord, attention Director of Community Development, who shall coordinate the review and approval of such plans with the Airport Manager. Landlord shall either approve or disapprove of any item submitted for approval to Landlord by Developer pursuant to subsections 7.3.3 through 7.3.6 above and subsection 3.7 within fifteen (15) days of Landlord's receipt thereof by giving written notice of such approval or disapproval to Developer. Any such disapproval shall state in writing the reasons for disapproval. Failure by Landlord to expressly so disapprove of any such item within such fifteen (15) day period shall constitute Landlord's approval of such item.

                 The criteria to be used by Landlord in approving or disapproving any such item shall be (i) compliance with the Basic Concept Documents and PD-2 zoning, (ii) exterior aesthetics, (iii) consistency with prior improvement on the Premises, (iv) relationship of improvements to adjacent land, including public rights-of-way,
           (v) the general function of the spaces within the Project between building areas and adjacent public rights-of-way, consistent with overall project design. In general, Developer shall be permitted freedom of design of all exteriors.

                 In the event Landlord disapproves of any such item, Developer may cause such item to be appropriately revised and resubmit the same to Landlord for approval pursuant to this subsection 7.3.7. Landlord and Developer agree to cooperate reasonably each with the other in resolving any objections of the other to such item and/or requested modifications by the other party.

                 The provisions of this section with respect to notice, time for and method of approval shall apply to any such revised item resubmitted to Landlord for approval. Upon the approval of any such item, Landlord shall execute and return a copy of such item to Developer marked approved by Landlord with the date of such approval.

                 Any item to be approved or disapproved by Landlord shall be deemed to have been submitted to and received by Landlord on the date such item is delivered to or received at the office of the Director of Community Development of Landlord.

                 7.3.8  Communication and Consultation. Landlord and Developer
                        ------------------------------
           agree to communicate and consult informally as frequently as is necessary to insure that the formal submittal of any item pursuant to this section can receive prompt and speedy consideration. In addition, during the period that Developer is preparing drawings and specifications for buildings and other improvements to the Premises, Landlord agrees, upon request of Developer, to schedule and hold regular progress meetings in order to coordinate the compliance of such drawings and specifications with the construction requirements of this Lease.

                 7.3.9  Requirements of Institutional Lender or Major Occupant.
                        ------------------------------------------------------
           If any revisions or corrections of drawings and specifications, landscape and grading plans and/or site plans consistent with the items heretofore approved by Landlord or approved by Landlord pursuant to this section are required by any institutional lender providing or proposing to provide financing to Developer or major occupant or proposed major occupant for a building, Developer and Landlord shall cooperate with each other in efforts to obtain the waiver of such requirements or to develop a mutually acceptable alternative. A major occupant shall be deemed a person or entity occupying or proposed to occupy all of a freestanding building or in excess of 50,000 square feet of building floor area upon initial occupancy. If no such waiver is obtained and no such alternative is developed, Landlord shall amend the items so approved by Landlord pursuant to this section as may reasonably be required for consistency with such revisions or corrections. Any amendment of items approved by the Landlord does not constitute a waiver of other legal, governmental approvals.

                 7.3.10  Interior Improvements.  During the term hereof,
                         ---------------------
           Developer shall have the right to make, at no expense to Landlord, interior improvements to any building, and thereafter to make changes, alterations, further improvements and additions in and to the interior of any building as Developer may desire, subject to all applicable codes, ordinances and statutes.

                 7.3.11  Modification of Plans.  Developer may make changes and
                         ---------------------
           modifications to plans and specifications for buildings which are not material or to resolve an inconsistency or ambiguity without obtaining Land-lord's prior approval. Landlord agrees that Developer may cause the plans for any building to be modified to the extent required to adapt the same to soil or other conditions found on the Premises and to the extent modification thereof is required by any governmental agencies or authorities having jurisdiction to approve such plans, all without resubmitting the same to Landlord for Landlord's reapproval.

                 7.4  Performance and Payment Bonds.
                      -----------------------------
                      7.4.1  Agreement to Provide.  On or before the date of
                             --------------------
           commencement of construction of any building, structure or other improvements on the Premises having an estimated cost of One Million and No/l00 Dollars ($1,000,000.00) or greater, Developer shall file or cause to be filed with Landlord a performance-bond and labor and material payment bond executed by Developer or Developer's contractor or subtenant, as principal, and by a surety authorized to do business in the State of California, as surety, conditioned upon the contractor's performance of its construction contract with Developer and payment to all claimants for labor and materials used or reasonably required for use in the performance of such contract, in a form and with a surety reasonably acceptable to Landlord. Forms of bond which generally are acceptable hereunder are attached hereto and marked Exhibit "I". Said bond shall name or be endorsed to name Landlord as a joint obligee with Developer and/or Developer and Developer's lender. Landlord agrees to either approve or disapprove of any such proposed bond submitted to Landlord for approval within ten (10) days of Landlord's receipt thereof. Any notice of disapproval shall specify the reasons for disapproval and the modifications required to secure Landlord's approval. Landlord's failure to expressly so disapprove of any such bond within said ten (10) day period shall constitute Landlord's approval of the form of such bond and of the surety issuing such bond.

                      7.4.2  Term of the Bond.  The term of both bonds shall
                             ----------------
           commence on or before the date of filing with Landlord. The Performance Bond shall remain in effect until the date of completion of the work to the reasonable satisfaction of Landlord's City Manager or his designee. The Payment Bond shall remain in effect until the expiration of the period of filing a claim of lien as provided in Title 15 of Part 4 of the California Civil Code, and as hereafter amended, or if a claim of lien is filed, the expiration of the period for filing an action to foreclose such lien, or until the Premises are freed from the effect of such claim of lien and any action brought to foreclose such lien pursuant to the provisions of said Title 15 of Part 4 or the lien is otherwise discharged.

                      7.4.3  Penal Sum.  The Performance Bond shall be in the
                             ---------
           amount and provide a penalty of one hundred percent (100%) of the cost of the improvements to be constructed as such cost shall be determined by the Developer. The Payment Bond shall be in the amount and provide a penalty of one hundred percent (100%) of the valuation of the improvements to be constructed.

                      7.4.4  Alternative Performance.  In lieu of the
                             -----------------------
           Performance Bond and Payment Bond required by this subsection 7.4, Developer may furnish cash, assignment of account, or a time certificate of deposit or irrevocable letter of credit conditioned only on the terms of this Lease or such other form of security as may be agreed upon by the parties.

                 7.5  Construction.
                      ------------

                      7.5.1  Costs of Construction.  Except as provided in
                             ---------------------
           subsections 3.8, 3.9, 3.11 and 7.5.10, the entire cost and expense of constructing any and all improvements on the Premises, including without limitation any and all on and off-site improvements required by applicable governmental authorities under applicable zoning ordinances or as a condition to parcel or final map approvals, shall be borne and paid by Developer, or its subtenants, and Developer shall hold and save Landlord and the Premises harmless from any liability whatsoever on account thereof.

                      7.5.2  Right to Improve.  Developer shall have the right
                             ----------------
           to construct buildings and other improvements upon the Premises and shall have the right to change the grade of the Premises and to perform all off-site work included within the scope and intent of the Basic

           Concept Documents and/or to demolish and remove any and all structures, foliage and trees situated upon the Premises as of the date of this Lease as may reasonably be required for the purpose of improving the same incidental to Developer's or a subtenant's use of the Premises; provided, that such work shall be performed in accordance with the applicable requirements of this Section 7, and such laws of any governmental entity as may be applicable thereto and that arrangements for access to adjacent leaseholds are completed prior to commencement of work on those areas. Any and all improvements, constructed by or for the Developer, except off-site improvements, shall be owned by Developer and its successors or assigns during the term of this Lease and, unless removed by Developer upon the expiration of the term of this Lease as permitted by subsection 17.10 below, shall become a part of the realty and the absolute property of Landlord upon the expiration or earlier termination of the term of this Lease.

                      7.5.3  Governmental Permits.  Before commencement of
                             --------------------
           construction or development of any buildings, structures, or other work or improvements upon the Premises or within the Project area, Developer shall, at its own expense with the cooperation of Landlord, secure or cause to be secured any and all permits which may be required by the City of Long Beach or any other governmental agency having authority over such construction, development or work. Developer shall provide a copy of each such permit to the Landlord prior to commencing the subject work or activity.

                      7.5.4  Rights of Access.  For the purposes of assuring
                             ----------------
           compliance with this Lease, representatives of Landlord in addition to those conducting inspections required by Landlord, shall have the right of access to the Premises without charges or fees, at normal construction hours, during the period of construction for the purposes of this Lease, including but not limited to the inspection of the work being performed in constructing the improvements required by this Lease. Such representatives of Landlord shall be those who are so identified in writing by the Director of Community Development of Landlord, except that those employees of the City of Long Beach conducting inspections required by law need not be so identified.

                      7.5.5  Local, State and Federal Laws.  Developer shall
                             -----------------------------
           carry out or cause to be carried out the construction of any buildings, structures or other work or improvements upon the Premises in conformity with all applicable laws. Any buildings, structures or other improvements constructed or placed upon the Premises by or under Developer, shall be constructed or placed in accordance with the laws and regulations of the State of California and of the City of Long Beach applicable to the Premises. Any applicable Federal Aviation Regulation (FAR) shall also be complied with.

                      7.5.6  Antidiscrimination During Construction.  Developer
                             --------------------------------------
           for itself and its successors and assigns agrees agrees that in the construction of any improvements provided for in this Lease, that Developer will not discriminate against any employee, or applicant for employment because of age, sex, marital status, race, handicaps, color, religion, creed, ancestry or national origin.

                      7.5.7  Responsibilities of Landlord.
                             ----------------------------

                           7.5.7.1  Governmental Approvals.  Landlord will
                                    ----------------------
                 assist and cooperate with Developer in connection with requests by Developer for lot line adjustments, tentative or final, parcel, tract or subdivision map approval, condominium plan approval, variances and any other governmental approvals necessary for or which will facilitate the development of the Premises, pursuant to this Lease including, without limitation, the execution of documents required to dedicate or offer for dedication or restrict or otherwise encumber or subdivide by parcel or final maps or condominium plans portions of the Premises as may be required by applicable governmental authorities.

                           7.5.7.2  Easements.  Landlord agrees to join in
                                    ---------
                 granting or dedicating such public or private utility company easements as may be required for the development of the Premises, for which no consideration is given. With the exception of landscaping and appurtenant structures as provided in subsection 7.5.9, Developer shall have no responsibility for maintaining public rights-of-way, sewers, storm drains and other facilities after dedication of same to Landlord by Developer, and Landlord agrees to accept the same for maintenance purposes.

                           7.5.7.3  Off-Site Improvements.  Subject to any
                                    ---------------------
                 limitation of law, Landlord shall take all such action as is necessary and prudent in order to permit Developer to install and construct the off-site improvements which are necessary to initially make the Premises suitable for development according to Developer's Basic Concept Documents. The nature of such actions by Landlord and the nature and extent of such off-site improvements are defined in the attached Exhibit "F" ("Off-site Improvements"). The costs of all rights-of-way and improvements described in Exhibit "F" shall be included in Predevelopment and Infrastructure Costs in the manner set out in subsections
                 3.6 through 3.11.

                           7.5.7.4  Bond Financing.  Landlord further agrees to
                                    --------------
                 assist with Developer's financing of the development of the Premises by cooperating reasonably with Developer and using reasonable efforts to sell or to cause any appropriate agency of the City of Long Beach to sell industrial development bonds as a source for such financing, if such action is legally permissible; by granting to or for the benefit of the holders of any special assessment or district bonds constituting a first lien on Developer's Leasehold Estate, or their trustee, rights and remedies of a similar nature afforded Leasehold Mortgagees under
           Section 4 hereof.

                 7.5.8 Responsibilities of Developer. Developer, without expense
                       -----------------------------
     to Landlord, shall perform all work specified of Developer in this Lease. In addition, Developer shall furnish Landlord's Director of Community Development with semi-annual progress reports demonstrating good faith compliance with the construction requirements of this Lease on or before each semi-annual period commencing with the sixth month anniversary of the date of this Lease, through the occurrence of the completion date of such construction.

                 7.5.9 Maintenance. In addition to the responsibilities
                       -----------
     mentioned herein, Developer shall have sole and exclusive responsibility for maintaining the Premises and all building structures and improvements which may be constructed upon the Premises in good condition and repair, at no cost or expense to Landlord, reasonable wear and tear excepted. Developer shall also maintain all landscaping and appurtenant structures installed in accordance with plans approved pursuant to Section 7. Landlord will consider a request to maintain landscaping in public rights-of-way.

                 7.5.10  Acceptance of Premises.  Developer accepts the
                         ----------------------
     Premises in an "as-is" condition, except for subsurface hazardous materials and munitions, which are the responsibility of Landlord to remove at Landlord's expense, and also except for subsurface conditions under existing leased premises demised to Tommie E. Rutherford dba Stripbright Company, and acknowledges that Developer has not received and Landlord has not made any warranty, express or implied, as to the condition of the Premises. Developer agrees to bear all expenses incurred in the development, operation and maintenance of the Premises, except for improvements and facilities dedicated for public use to Landlord or other governmental authority, and except for removal and disposition of subsurface hazardous materials and munitions.

                 7.6 Subdivided Leases.  For the purpose of facilitating the
                     -----------------
development of the Project and obtaining financing and refinancing of improvements to be constructed thereon, at any time and from time to time during the term, within thirty (30) days after notice of demand from Developer, Landlord shall enter into separate new leases ("Subdivided Lease") so that there shall be one lease for each developable parcel in the Premises. The Subdivided Leases described herein shall be for the sole purpose of lease, sale or financing of the development. In all matters affecting the relationship, rights or obligations of the parties hereto, or in the case of any inconsistency between the language of the documents, this Lease as undivided and unmodified shall govern except that as to the individual subdivided lease parcels, rents, security deposits, legal descriptions and requirements governing amount and level of construction may be varied to conform to the specifics of such parcel, as long as the totals in all such categories for all subdivided leases added together correspond to the totals expressed in this document. Developer shall pay to Landlord as a separate charge apart from rents a one time charge, payable in advance to reimburse Landlord's costs and expenses in separating the leases and reviewing and administering all the leases as separated in the sum of Five Thousand Dollars ($5,000.00). Each Subdivided Lease shall:

                 7.6.1  Same Parties.  Have the same parties as the parties to
                        ------------
           this Lease.

                 7.6.2  Obligations of Subdivided Leases. Be released from the
                        --------------------------------
           overall obligations expressed in this Lease to pay rent and to carry out specific levels of construction within specific periods, provided, however that each such parcel shall be subject to an appropriate proportionate share of such obligations such that the total of such obligations divided among separated leases is not less than the total of such obligations expressed in this Lease. All other obligations imposed by this Lease shall apply to each such separate parcel as an undivided shared obligation. As to any conflict between the Subdivided Leases or all of them and this Lease, the terms of this Lease shall govern.

                 7.6.3  Terms, Covenants.  Contain the same
                        ----------------
           terms, covenants, provisions, conditions and agreements as those contained in this Lease except that:

                 7.6.3.1 Ground Rent. The Ground Rent and other periodic
                         -----------
           payments to be made by Developer as part of Developer's obligation under this Lease and the security deposit under subsection 16.1 shall, under the Subdivided Lease, bear substantially the same proportion to amounts provided in this Lease as the area of the Premises in the Subdivided Lease bears to the area of the Premises in this Lease. Provided, however, that if the fair market value of any land included in a Subdivided Lease is substantially greater or less than the balance of the land included in this Lease, then the Ground Rent may be appropriately varied between the Subdivided Lease and this Lease in order to take into account such variance in the fair market land value.

                 7.6.3.2 Improvements. Any improvements constructed upon the
                         ------------
           Premises demised by a Subdivided Lease shall satisfy Developer's obligations imposed by this Lease. The right of Developer to make improvements shall be apportioned around the Subdivided Leases substantially as is provided in subsection 7.6.3.1.

                 7.6.3.3 Easements and CC & R's. Each Subdivided Lease shall
                         ----------------------
           contain all cross-easements, covenants, conditions, restrictions and agreements requested by Developer, and approved by Landlord, provided they reasonably facilitate separating this Lease into individual Subdivided Leases within the overall intent of this Lease.

                 7.6.3.4 Description of Property. Each Subdivided Lease shall
                         -----------------------
           cover only that portion of the Premises specified by Developer in Developer's notice of demand, provided that Developer shall accompany each notice of demand with an accurate survey and metes and bounds description of the portion of the Premises to be covered by the Subdivided Lease; or if the Premises have been divided into separate parcels, with the appropriate parcel map description of such Premises.

                 7.6.3.5 Excluded Matters. Obligations under this Lease which
                         ----------------
           have been satisfied or which are not applicable shall be excluded from a Subdivided Lease.

           7.7 Combining Leases.  At any time and from time to time after the
               ----------------
execution of any such Subdivided Lease, within thirty (30) days after notice of demand from Developer, Landlord shall enter into a single lease ("Single Lease") combining any two or more of the Subdivided Leases, covering all the portions of the Premises covered by the component Subdivided Leases, and containing the same terms, covenants, provisions, conditions and agreements as those contained in the component Subdivided Leases, except that:

               7.7.1 Ground Rent. The Ground Rent and other periodic payments to
                     -----------
     be made by Developer as part of

     Developer's obligation under the Single Lease shall be the sum of the Ground Rent and other periodic payments payable under the component Subdivided Leases;

               7.7.2  Easements and CC & R's.  The Single Lease shall
                      ----------------------
     contain all cross easements, covenants, conditions, restrictions and agreements requested by Developer and approved by Landlord provided they reasonably facilitate combining the component Subdivided Leases and integrating the operation of the Single Lease with that of any Subdivided Leases still outstanding within the overall intent of this Lease.


     8.    USE:
           ---

           8.1 Permitted Development.  The Project shall be an aviation oriented
               ---------------------
business, office, research and development and industrial park, with offices and facilities and space for sublease to subtenants, including tenant-required aviation and other ancillary and related uses.

           8.2 Aviation Related Uses.  Any aviation and/or aircraft related uses
               ---------------------
shall be subject to the terms and conditions of this Lease and to the terms and conditions governing Fixed Base Operations on the Long Beach Municipal Airport, "Master FBO Lease", which terms and conditions are incorporated in the Master FBO Lease attached hereto, marked Exhibit "K" and made a part hereof and shall be binding upon Developer, its tenants, subtenants and assigns, provided, however, as to Developer only in case of any conflict between this Lease and the Fixed Base Operation Lease, the business terms of this Lease shall prevail, and the aviation operation requirements of the Fixed Base Operation Lease shall prevail as to aviation uses. Access to the Airport operating areas shall be made available for any aircraft based on the Premises. All non-aviation areas shall be separated from the Airport operating areas by security fencing approved by the Airport Manager.

           8.3 Access Taxiway.  To service aircraft use or development of the
               --------------
Premises, Developer shall construct an access taxiway connecting the Premises to existing Taxiway D concurrent with such aviation aircraft development of the Premises, and additional taxiways if needed by Developer's subtenants. Said access taxiway shall be constructed to conform to federal standards and to the standards of the Airport Manager for construction at the Airport. After construction, Developer shall maintain said taxiway or any apron area constructed to a distance of twenty-five (25) feet from Taxiway D.

           8.4 Vehicle Parking.  No vehicle not related to or used in the
               ---------------
business of Developer or its subtenants or their respective employees, agents, guests or invitees shall be parked on the Premises for any period greater than twenty-four (24) hours.

           8.5 Federal Aviation Administration.  Use of the Premises shall
               -------------------------------
conform to and be limited by applicable zoning regulations, any conditions lawfully imposed by duly empowered governmental authority having jurisdiction over the Premises, the terms, covenants, conditions and restrictions imposed by this Lease and such lawful rules and regulations of the Federal Aviation Administration ("FAA") as may be applicable from time to time to the Premises. The conditions imposed by the FAA as of the date of this Lease are attached hereto, marked Exhibit "L" and made a part hereof. The conditions set out in Exhibit "L" are applicable only to those portions of the Premises used for aviation or aircraft purposes. Landlord shall cooperate fully with Developer in obtaining all required FAA approvals.
Landlord understands that FAA has been made aware of the nature of the development proposed for the Premises and as of the date of this Lease, Landlord has not received communication from FAA indicating that the type of development proposed would not be permitted if it complied with all applicable regulations.

           8.6 Inspection.  At all times during the term of this Lease, Landlord
               ----------
shall retain the right of access to and ingress and egress over the Premises to inspect aviation related operations and to enforce codes or ordinances and provisions of this Lease, subject to governmental and reasonable subtenant security requirements.



     9.  LIENS:
         -----

           9.1 Developer's Responsibility.  Developer shall not permit any liens
               --------------------------
to be enforced against Landlord's interests in and to the land comprising the Premises, nor against Developer's leasehold interest therein by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under Developer, and Developer agrees to indemnify Landlord against such liens.

           9.2 Notice of Work.  Before any buildings, structures  or other
               --------------
improvements or additions thereto, having a cost in excess of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) are constructed or reconstructed upon the Premises, Developer shall serve written notice upon the Landlord in the manner specified in this Lease of Developer's intention to perform such work for the purpose of enabling Landlord to post notices on non-responsibility under the provisions of Section 3094 of the Civil Code of the State of California, or any other similar notices which may be required by law.

           9.3 Discharge of Liens.  If any mechanics liens or other liens shall
               ------------------
be filed by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under Developer, Developer shall cause the same to be discharged of record within sixty (60) days after notice to Developer of the filing thereof, or otherwise free the Premises from the effect of such claim of lien and any action brought to foreclose such lien within such sixty (60) day period, or Developer, within such sixty (60) day period, shall promptly furnish to Landlord a bond in an amount and issued by a surety company satisfactory to Landlord securing Developer against payment of such lien and against any and all loss or damage whatsoever in any way arising from the failure of Developer to discharge such lien.

           9.4 Landlord's Right to Pay.  In the event Developer fails to perform
               -----------------------
its obligations under subsection 9.3 above with respect to any lien within the sixty (60) day period specified in subsection 9.3 above, Landlord may, but shall not be obligated to pay the amount thereof, inclusive of any interest thereon, and any costs assessed against Developer in said litiga-tion, or may discharge such lien by contesting its validity or by any other lawful means.

           9.5 Reimbursement of Landlord. Any amount paid by Landlord for any of
               -------------------------
the expenses described in subsection 9.4 above, and all reasonable legal and other expense of Landlord, including reasonable counsel fees, and costs of suit, in defending any such action or in connection with procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate provided by law from the date of payment shall be repaid by Developer to Landlord on demand.



     10.  CONDEMNATION:
          ------------

           10.1  Definition of Terms.  The following definitions shall govern
                 -------------------
interpretation of this subsection.

                 10.1.1 Total Taking. The term "total taking" as used in this
                        ------------
           Section 10 means the taking of the entire Premises under the power of eminent domain or the taking of so much thereof as the parties mutually agree will prevent or substantially impair the use of the Premises of the uses and purposes than being made or proposed to be made by Developer of the Premises. If the parties do not agree as to whether prevention or substantial impairment has occurred, that issue may be arbitrated as provided in the rules for arbitration published by the American Arbitration Association. Each party shall pay half of the cost of such arbitration.

                 10.1.2  Partial Taking.  The term "partial
                         --------------
           taking" means the taking of a portion only of the Premises which does not constitute a total taking as defined above.

                10.1.3  Voluntary Conveyance.  Neither party to this Lease
                        --------------------
           will voluntary convey any interest related to this Lease to any agency, authority or public utility under threat of a taking under the power of eminent domain in lieu of formal proceedings without first providing written notice to the other of any request or intention to do so.

                 10.1.4  Date of Taking.  The term "date of taking" shall be
                         --------------
           the date title to the Premises or portion thereof passes and vests in the condemnor or the date of entry of an order for immediate possession with any judicial proceeding in eminent domain or the date physical possession of the Premises is taken or interfered with, whichever first occurs.

                 10.1.5  Leased Land.  The term "leased land" means the real
                         -----------
           property demised hereby, but exclusive of any and all improvements situated upon the Premises at the commencement of the Lease term and also exclusive of all improvements constructed or placed thereon by or under Developer and exclusive of any grading and other site work performed by or under Developer.

           10.2  Effect of Taking.  If during the term hereof there shall be a
                 ----------------
total or partial taking under the power of eminent domain, then the Leasehold Estate of Developer in and to the Premises, in the event of a total taking, or the portion thereof taken, in the event of a partial taking, shall cease and terminate, as of the date of taking thereof. If this Lease is so terminated in whole or in part, all Ground Rent and other charges payable by Developer to Landlord hereunder attributable to the Premises, or portion thereof taken, shall be paid by Developer up to and prorated through the date of taking by the condemnor. Any portion of the security deposit provided for in subsection 16.1.1 fairly attributable to the terminated portion of the Leasehold Estate shall be repaid to Developer and the parties shall thereupon be released from all further liability in relation thereto.

           10.3  Allocation of Award.  All compensation and damages awarded in
                 -------------------
connection with any taking, total or partial, of the Premises including any improvements thereon shall be allocated so that Developer shall receive that portion of the award attributable to the value determined for improvements then existing on the Premises, the value of Developer's leasehold interest in the Premises and severance or other damages to buildings or the Leasehold Estate. The remainder of the award, including all portions of the award attributable to the value of the land as affected by the leasehold, and any severance or other damages to the land, shall be payable to Landlord.

           10.4 Reduction of Ground Rent on Partial Taking. In the event of a
                ------------------------------------------
partial taking, the Ground Rent payable by Developer shall be adjusted from the date of taking to the next adjustment date (see subsection 3.2.1). Such Ground Rent adjustment caused by the partial taking shall be made by reducing the Ground Rent payable by Developer based on the ratio between the fair market value of the leased land at the date of taking and the fair market value of the leased land remaining immediately thereafter, valued for the use being made of the leased land by Developer prior to such taking.

           10.5  Temporary Taking.  If all or any portion of the Premises shall
                 ----------------
be taken by any competent authority for temporary use or occupancy, this Lease, at the option of Developer, shall continue in full force and effect without reduction or abatement of rent, notwithstanding any other provision of this Lease, statute or rule of law to the contrary, and Developer shall, in such event, be entitled to the entire award for such taking to the extent that the same shall be applicable to the period of such temporary use or occupancy included in the term of this Lease and Landlord shall be entitled to the remainder thereof.



           11.  ALTERATIONS BY DEVELOPER:
                ------------------------

           Developer shall have the right at any time and from time to time during the Lease term to make, at its sole cost and expense, such changes and alterations, structural or otherwise, in or to the improvements, other than dedicated public improvements, constructed upon the Premises as Developer shall deem necessary or desirable, including without limitation, the right to remove and/or demolish buildings and other improvements provided that other buildings or improvements are constructed in their place if such demolition occurs when twenty (20) or more years are remaining in the term of this Lease, including any extensions hereof. The rights granted by this section shall be limited to and their exercise shall comply with the terms of Section 7 and subsection 3.3 hereof.



           12.  TAXES AND ASSESSMENTS:
                ---------------------
                 12.1 Payment by Developer. Developer recognizes and understands
                      --------------------
that this Lease may create a possessory interest subject to property taxation and that Landlord may be subject to the payment of property taxes on such interest. Developer shall pay prior to delinquency all real estate taxes and assessments on the Premises and/or Developer's possessory interests therein levied during the term of this Lease. Developer shall not place or allow to be placed on the Premises, or any part thereof, any mortgage, trust deed, encumbrance or lien unauthorized by this Lease. Developer shall remove or have removed any levy or attachment made on any of the Premises, or any part thereof, or assure the satisfaction thereof within a reasonable time, but in any event prior to a sale thereof. Nothing herein contained shall be deemed to prohibit Developer from contesting the validity or amounts of any tax, assessment, encumbrance or lien, nor to limit the remedies available to Developer in respect thereto.

                 12.2  Installment Payments.  If any real estate, special tax or
                       --------------------
assessments are at any time during the term of this Lease, levied or assessed against the Premises or Developer's Leasehold Estate hereunder, which, upon exercise of any option permitted by the assessing authority, may be paid in installments or converted to an installment payment basis (irrespective of whether interest shall accrue on unpaid installments), Developer may elect to pay such taxes or assessments in installments with accrued interest thereon. In the event of such election, Developer shall be liable only for those installments of such taxes or assessments which become payable during the term of this Lease, and Developer shall not be required to pay any such installment which becomes due and payable after the expiration of the term of this Lease. Landlord shall execute whatever documents may be necessary to convert any such taxes or assessments to such an installment payment basis if requested so to do by Developer and if such action is authorized by law then in effect.

                 12.3 Proration. Any real estate taxes and assessments which are
                      ---------
payable by Developer hereunder shall be prorated between Landlord and Developer at the commencement and expiration or earlier termination of the term of this Lease if such real estate taxes and assessments relate to a fiscal period of the levying authority which arose before the term commenced or extends beyond the expiration or earlier termination of the term hereof.

                 12.4 Right to Contest.  Developer and any subtenant, with
                      ----------------
Developer's consent, shall have the right to contest the amount or validity of any real estate taxes and assessments, in whole or in part, by appropriate administrative and legal proceedings, without any cost or expense to Landlord, and Developer may postpone payment of any such contested real estate taxes and assessments pending the prosecution of such proceedings and any appeals so long as such proceedings shall operate to prevent the collection of such real estate taxes and the sale of the Premises to satisfy any lien arising out of the nonpayment of the same, provided, however that if at any time payment of the whole or any part thereof shall become necessary in order to prevent the termination of the right of redemption of any property affected thereby, or if there is to be an eviction of Developer because of nonpayment thereof, Developer shall pay the same in order to prevent such termination of the right of redemption or such eviction. Landlord shall execute and deliver to Developer whatever documents may be within Landlord's legal authority necessary or proper to permit Developer or any subtenants, with Developer's consent, to so contest any real estate taxes or which may be necessary to obtain payment of any refund which may result from any such proceedings. Any such contest shall be at no cost or expense to Landlord. Each refund of any tax or assessment so contested shall be paid to Developer.



           13.  CERTIFICATES BY DEVELOPER AND LANDLORD:
                --------------------------------------
                 13.1  Developer to Provide. Developer agrees upon not less than
                       --------------------
twenty (20) days' notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications); (ii) whether or not to the best knowledge of Developer there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of Developer to be performed and, if so, specifying the same; and (iii) the dates to which the Ground Rent and other charges have been paid, it being intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser of the fee of the real property comprising the Premises.

          13.2  Landlord to Provide.  Landlord agrees upon not less than twenty
                -------------------
(20) days' prior notice by Developer, to execute, acknowledge and deliver to Developer a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) the dates to which the Ground Rent and other charges have been paid; (iii) stating whether or not to the best knowledge of Landlord, Developer is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Landlord may have knowledge; and
(iv) whether or not there are to Landlord's best knowledge any offsets or defenses claimed by and/or available to Developer to the payment or rental, it being intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective assignee or subtenant of the whole or any portion of the Premises, or by any lender extending credit on the security of Developer's Leasehold Estate.



           14. QUIET ENJOYMENT:
               ---------------
           Landlord covenants that Developer, upon the performance of the covenants and agreements herein contained on Developer's part to be performed, shall and may at all times, for itself and its subtenants, peaceably and quietly have, hold and enjoy the Premises during the term of this Lease.

           15.  TERMINATION AND FURTHER LEASING:
                -------------------------------
                 15.1 Termination. Subject to the provisions of Section 4, this
                      -----------
Lease may be terminated at any time by mutual agreement of the parties.

                 15.2 Termination by Developer. Developer may terminate this
                      ------------------------
Lease in the event Developer is unable to secure an extended coverage leasehold policy of title insurance, within ninety (90) days following execution of this Lease containing only those exceptions approved be Developer, provided, however, that Developer shall have first given Landlord sixty (60) days notice of its intention to terminate during which time Landlord shall have an opportunity to cure the deficiency.

                 15.3 Termination by Landlord. Subject to the provision of
                      -----------------------
Section 4 of this Lease, Landlord may terminate this Lease under the following circumstances:

                      15.3.1 Developer fails to pay rent or any other charge required by this Lease.

                      15.3.2 Developer assigns this Lease in violation of subsection 5.1.

                      15.3.3 Failure of Developer to submit drawings or related documents required by this Lease.

                      15.3.4 Failure of Developer to provide the good faith deposit required by this Lease.

                      15.3.5 Bankruptcy of Developer. Final adjudication or filing of a voluntary petition for bankruptcy by Developer.

              Provided, however, that in all cases, Landlord shall give Developer sixty (60) days prior written notice of its intention to terminate, during which time Developer shall have an opportunity to cure the default. However, if the default is of a nature such that it cannot be cured within sixty (60) days, Developer shall not be in default if Developer shall commence such use and diligently prosecute it to completion.



           16. BONDS AND SECURITY DEPOSITS:
               ---------------------------
           16.1  Good Faith Deposit.
                 ------------------
                 16.1.1  Receipt by Landlord.  Developer has, concurrently
                         -------------------
           with the execution and delivery of this Lease, delivered to Landlord a good faith deposit in the amount of One Million and No/l00 Dollars ($1,000,000.00) as security for the performance of the obligations of Developer to be performed in accordance with the provisions of this Lease. The receipt of the deposit is hereby acknowledged by Landlord.

                 16.1.2  Form of Deposit.  The good faith deposit, at the
                         ---------------
           option of Developer, may be in the form of (i) cash; or (ii) cashier's or certified check; or (iii) negotiable certificate or certificates of deposit issued by a federal or state bank or savings and loan association; or (iv) an irrevocable letter of credit in favor of Landlord issued by an established bank or other institution satisfactory to Landlord; or (v) a bond in a form and with a surety reasonably satisfactory to Landlord providing for payment to Landlord of amounts that may become payable to Landlord under this Lease from time to time; or (vi) such other form of security or deposit as may be mutually acceptable. Developer may change the form of the deposit from time to time, at its option, to any other of the permitted forms of deposit. The deposit, if in cash or certified or cashier's check shall be deposited in an interest bearing account of Landlord in a bank, savings and loan association or trust company selected by Developer and approved by Landlord, which approval shall not unreasonably be withheld. Developer shall have the right to specify the type of account in which such funds are, from time to time, to be deposited. Provided that no default has occurred during the term of the Lease which has resulted in a forfeiture by Developer of all or a part of the good faith or security deposit, such deposit, or any portion thereof which has not been forfeited, shall be returned to Developer upon expiration of this Lease.

                 16.1.3 Interest. Landlord shall be under no obligation to pay
                        --------
or earn interest on the deposit, but if interest shall accrue or be payable thereon such interest, when received by Landlord, shall be promptly paid to Developer. Landlord agrees, but not more often than quarterly, upon receipt of a request from Developer, to cause any such interest so accrued on such deposit to be paid to Developer by the bank, savings and loan association or trust company with which said sums have been deposited.

                 16.1.4  If Bond is Posted.  If a bond is post-
                         -----------------
           ed to satisfy the requirements of this Lease with a fixed term and if such bond expires prior to the date Developer is entitled to have the security deposit returned, Developer shall provide Landlord with either (i) evidence of the renewal of such bond for an additional period, or (ii) a new security deposit satisfying the requirements of subsection 16.1 in one of the forms authorized by such subsection, including, without limitation, a new bond, not less than twenty (20) days prior to the expiration of the bond posted to satisfy the requirements in subsection 16.1 above.

           16.2 Construction Security Deposits.  Developer has, prior to the
                ------------------------------
execution and delivery of this Lease, delivered to Landlord a construction deposit in the amount of One Million and No/l00 Dollars ($1,000,000.00) as security for the performance of the obligations of Developer to be performed in accordance with the provisions of this Lease. The receipt of the deposit is hereby acknowledged by Landlord.

                 16.2.1  Form of Construction Deposit.  The construction
                         ----------------------------
           deposit, at the option of Developer, may be in the form of (i) cash; or (ii) cashier's or certified check; or (iii) negotiable certificates of deposit issued by a federal or state bank or savings and loan association; or (iv) an irrevocable letter of credit in favor of Landlord issued by an established lending institution approved by Landlord; or (v) other form of security or deposit as may be mutually acceptable. Developer may change the form of the deposit from time to time, at its option, to any other of the permitted forms of deposit. The deposit, in cash or certified or cashier's check shall be deposited in an interest bearing account of Landlord in a bank, savings and loan association or trust company selected by Developer and approved by Landlord, which approval shall not unreasonably be withheld. Developer shall have the right to specify the type of account in which such funds are, from time to time, to be deposited.

          16.2.2  Interest.  Landlord shall be under no obligation to pay or
                  --------
earn interest on the deposit, but if interest shall accrue or be payable thereon such interest, when received by Landlord, shall be promptly paid to Developer. Landlord agrees, but not more often than quarterly, upon receipt of a request from Developer, to cause any such interest so accrued on such deposit to be paid to Landlord by the bank, savings and loan association or trust company with which said sums have been deposited.

          16.2.3  Incorporation by Reference.  Any bond obtained by Developer
                  --------------------------
shall incorporate by reference this Lease and all of its terms and conditions. For purposes of such bonds, no requirement of this Lease may be deemed waived. Waiver may be accomplished only by Landlord and only in writing by the City Manager or his duly authorized representative.

          16.2.4  Return of Deposit.  Promptly upon Developer's completion of
                  -----------------
the construction of any build-
          ing improvements upon the Premises and the issuance of a Certificate of Occupancy for such improvements, Landlord shall release and return to Developer a portion of the deposit described in subsection 16.2 based upon the proportion of the number of square feet of building area (as measured from the exterior of exterior building walls) within such completed building improvements and to 665,500 square feet of building area. If Developer is not in default under this Lease, the balance of such deposit, if any, with accrued interest shall be returned to Developer upon the occurrence of the Completion Date as specified in this Lease.

                  16.2.5  Retention of Deposit by Landlord.  In the event that
                          --------------------------------
          this Lease is terminated by Developer, in whole or in part, under subsection 17.5 below, or in the event that Developer elects not to permit Landlord to terminate this Lease by reason of Developer's failure to commence and complete the construction of building improvements upon the Premises as required by this Lease, said deposit, less interest accrued thereon through the date of such termination and also less any portion of such deposit to be returned to Developer under subsection 16.2.4 above, shall be retained by Landlord as provided in subsection 17.5 below.



          17.  GENERAL PROVISIONS:
               ------------------

          17.1  Notices, Demands and Communications between the Parties. Written
                -------------------------------------------------------
notices, demands, and communications be-tween Landlord and Developer shall be in writing and shall be sufficiently given if personally served or if mailed by registered or certified mail, postage prepaid, return receipt requested, to the principal offices of Landlord or Developer, set forth in subsection 1.5 of this Lease. Any such notice, demand or communication so given by mailing to Landlord shall be mailed to the attention of the City Manager. Copies of any such notice, demand or communication to be given to Developer pursuant to this Lease shall be given to Kilroy Long Beach Associates, Attention, President, such other entity, person or persons as he may designate, by personal service or by mailing the same, as required by this subsection, to such party, at the address set forth in subsection 1.5 above or such other address as may be designated. Either Landlord or Developer may from time to time by written notice to the other designate a different address or addresses or party or parties to whom copies of notices, demands and communications are to be delivered or to whose attention notices, demands and communications are to be addressed which shall be substituted for the addresses and/or names above specified. Notices shall be deemed served effective immediately if personally served and effective as of the date received and set forth on the return receipt if served by registered or certified mail.

           17.2  Conflict of Interest.  No member, official or employee of
                 --------------------
Landlord shall have any personal interest, direct or indirect, in this Lease, nor shall any such member, official or employee participate in any decision relating to this Lease which affects his personal interest or the interest of any corporation, partnership or association in which he is, directly or indirectly, interested. No member, official or employee of Landlord shall be personally liable to Developer, or any successor in interest, in the event of any default or breach by Landlord or for any amount which may become due to Developer or successor or on any obligations under the terms of this Lease.

           17.3  Enforced Delay:  Extension of Time of Performance.  In addition
                 --------------   --------------------------------
to other provisions of this Lease, performance by either party hereunder, shall not be deemed to be in default where delays or defaults are unavoidable or performance is rendered impracticable, due to war; enemy action; insurrection; civil disturbance; strikes; lock-outs; riots; floods; earthquakes; fires; casualties; acts of God; acts of the public enemy; epidemics; quarantine restrictions; freight embargoes; lack of transportation; governmental restrictions or moratoria; failure or inability to secure materials or labor by reason of regulations or order of any governmental entity; litigation including eminent domain proceedings or related legal proceedings; acts or failure to act of the other party; acts or failure to act of any public or governmental agency or entity; and the time for such performance shall be extended for a period equal in length to such delay(s).

           17.4  Inspection of Books and Records.  Landlord has the right at all
                 -------------------------------
reasonable times during regular business hours to inspect the books and records of the Developer pertaining to the Premises as pertinent to the purposes of this Lease. Developer also has the right at all reasonable times during regular business hours to inspect the books and records of the Landlord pertaining to the Premises as pertinent to the purpose of this Lease.

           17.5  Defaults and Remedies.
                 ---------------------
                 17.5.1  Defaults - General.  Subject to the extensions of
                         ------------------
           time set forth in subsection 17.3 above, failure by either party to perform any term or provision of this Lease constitutes a default under this Lease, if not cured within thirty (30) days from the date of receipt of a written notice from the other party specifying the claimed default provided that if such default cannot reasonably be cured within such thirty (30) day period, the party receiving such notice of default shall not be in default under this Lease if such party commences the cure of such default within such thirty (30) day period and thereafter diligently prosecutes the steps to cure such default to completion.

                    17.5.2  Institution of Legal Actions.  In addition to any
                            ----------------------------
           other rights or remedies, either party may institute legal action to cure, correct, or remedy any default, to recover damages for any default, or to obtain any other remedy consistent with the purpose of this Lease. Such legal actions must be instituted in the South Branch of the Superior Court of the County of Los Angeles, State of California, in an appropriate municipal court in that county, or in the Federal District Court in the Central District of California. The prevailing party in any action commenced pursuant to this Lease shall be entitled to recover reasonable costs, expenses and attorneys' fees.

                 17.5.3 Applicable Law. The laws of the State of California
                        --------------
           shall govern the interpretation and enforcement of this Lease.

                 17.5.4 Service of Process. In the event any legal action is
                        ------------------
           commenced by Developer against Landlord, service of process on Landlord shall be made by personal service upon the City Clerk of the Landlord, or in such other manner as may be provided by law.

                 In the event that any legal action is commenced by Landlord against Developer, service of process on Developer shall be made as provided by law and shall be valid whether made within or without the State of California, or in such manner as may be provided by law.

                 17.5.5  Rights and Remedies Are Cumulative. Except as otherwise
                         ----------------------------------
           expressly stated in this Lease, the rights and remedies of the parties are cumulative, and the exercise by either party of one or more of such rights or remedies shall not preclude the exercise by it, at the same or different times, of any other rights or remedies for the same default or any other default by the other party.

                 17.5.6  Inaction Not a Waiver of Default. Any failures or
                         --------------------------------
           delays by either party in asserting any of its rights and remedies as to any default shall not operate as a waiver of any default or of any such rights or remedies or deprive either such party of its right to institute and maintain any actions or proceed-ings which it may deem necessary to protect, assert or enforce any such rights or remedies.

                 17.5.7 Remedies. In the event of a default by Developer, which
                        --------
           is not cured by Developer within the times specified in this Lease, Landlord, without further notice to Developer, may declare this Lease and/or Developer's right of possession at an end and may reenter the Premises by process of law, in which event, Landlord shall have the right to recover from Developer:

                       17.5.7.1 The worth at the time of award of the unpaid
                 Ground Rent which has been earned at the time of termination, plus interest;

                       17.5.7.2 The worth at the time of award of the amount by
                 which the unpaid Ground Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Developer proves could have been reasonably avoided, plus interest;

                       17.5.7.3 The worth at the time of award of the amount by
                 which the unpaid Ground Rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Developer proves could be reasonably avoided, plus interest thereon; and

                       17.5.7.4 The remedies of Landlord as hereinabove
                 provided are subject to the other provisions of this Lease, including Section 4 hereof.

                 17.5.8  Developer's Rights.  Developer shall have the right to
                         ------------------
           challenge the correctness of any determination of default made by Landlord, and Landlord shall carefully review and consider Developer's challenge.

                 17.5.9 Lease Termination. Should governmental action or failure
                        -----------------
           to act preventing construction in accordance with this Lease or rendering it impossible, occur prior to the time that Developer has constructed any building upon the Premises, then Developer shall have the right, at its option, with the prior written approval of any lender which has a security interest in the Leasehold Estate, to cancel and terminate this Lease by giving written notice of such termination to Landlord, at any time prior to the construction of a building upon the Premises. Upon any such termination of this Lease, Developer and Landlord shall execute and record a quitclaim deed sufficient to remove the cloud of this Lease and the short form of this Lease from record title to the Premises and the deposits described in subsections 16.1 and 16.2, plus any interest accrued on such deposits, shall be paid to Developer by Landlord.

                 17.5.l0 Landlord's Exercise of Remedies. In the event of an
                         -------------------------------
           uncured default by Developer in the performance of any of its obligations to commence and complete the construction of the initial building within the times required by Section 7 of this Lease and in the further event that Landlord elects to exercise its remedy to terminate this Lease by reason of such default by Developer, Developer may, for a period of thirty (30) days following its receipt of written notice from Landlord of Landlord's election to terminate this Lease by reason of such default, elect to prevent such termination from becoming effective by releasing and paying to Landlord a portion of the good faith deposit held by Landlord under subsection 16.1, which portion shall be equal to the lesser of (i) the amount of such deposit so held by Landlord; or (ii) an amount equal to the product of One and One-half Dollar ($1.50) per square foot times the number of square feet of building area the failure to commence or complete the construction of which has caused the subject default or the adjusted rent per square foot if this provision becomes operative after any rental adjustment.

                 17.5.11  Payment to Developer.  In the event that this Lease is
                          --------------------
           terminated as a result of an uncured default by Landlord and in the further event that Developer has constructed streets, utilities and/or other off-site improvements or grading improvements upon or in relation to the Project prior to such termination of this Lease, Landlord shall, pursuant to its responsibilities under State law, use its best efforts to resell or relet the Premises, or any portion thereof, as soon and in such manner as Landlord shall find feasible and consistent with the objectives of such law to a qualified and responsible party or parties (as rea-sonably determined by Landlord) who will assume the obligation of making or completing the improvements required of Developer under this Lease, or such other improvements in their stead as shall be satisfactory to Landlord and in accordance with the uses specified for the Premises in this Lease. Upon such resale or reletting of the Premises, or any portion thereof, the proceeds thereof shall be applied:

                       17.5.11.1 Reimbursement to Landlord. First, to reimburse
                                 -------------------------
                 Landlord for all costs and expenses incurred, including, but not limited to, salaries to personnel in connection with the recapture, management, and resale or reletting of the Premises, or part thereof (but less any income derived by Landlord from the Premises, or part thereof, in connection with such management); all taxes, assessments and water and sewer charges paid with respect to the Premises, or part thereof; any payments made or which are necessary to be made to discharge any encumbrances or liens existing on the Premises, or part thereof, at the time or revesting of title thereto in Landlord or to discharge or prevent from attaching any subsequent encumbrances or liens due to obligations, defaults or acts of Developer, its successors or transferees; any expenditures made or obligations incurred with respect to the making or completion of the improvements or any part thereof on the Premises, or part thereof; and any amounts otherwise owing Landlord by Developer and its successor or transferee;

                       17.5.11.2 Reimbursement to Developer. Second, to
                                 --------------------------
                 reimburse Developer, its successors or transferees, a sum up to the amount equal to the sum of (i) the costs incurred for the development of the Project, prorated to the Premises, if the Premises are less than all of the Project, on a square foot basis, and for the improvements existing on the Premises at the time of the re-entry and repossession by Developer, less (ii) any gains or income withdrawn or made by Developer from the Premises or the improvements thereon; provided however, that no payment shall be made to Developer if this Lease is terminated as a result of an uncured default by Developer.

                       17.5.11.3 Ground Rent. Third, in the case of a reletting,
                                 -----------
                 to pay to Landlord an amount equal to the Ground Rent and other payments payable to Landlord hereunder that Landlord would have received if this Lease had not been terminated;

                       17.5.11.4 Remaining Balance. Any balance remaining after
                                 -----------------
                 such reimbursement shall be retained by Landlord as its property. In the event that such street, utility and/or other off-site improvements have been constructed by or the costs of such construction were paid or reimbursed by an improvement or special assessments district, the provisions of this subsection shall be applicable to the costs for such improvements if payment of the bonds issued by such district have been guaranteed by Developer or are secured by security, in addition to the Leasehold Estate created hereby, or paid by Developer, but only to the extent of such payment by Developer or of payment from the proceeds of such guarantee or security.

                 17.5.12 Delivery of Plans. In the event that this Lease is
                         -----------------
           terminated, for any reason whatsoever, Developer shall deliver to Landlord one set of all plans and data in its possession concerning the Premises.

                 17.6 Right to Contest Laws. Developer shall have the right,
                      ---------------------
after notice to Landlord to contest or to permit its subtenants to contest by appropriate legal proceedings, without costs or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement to be complied with by Developer under this Lease and to postpone compliance with the same except such laws as may be adopted by Landlord, provided such contest shall be promptly and diligently prosecuted at no expense to Landlord and so long as Landlord shall not thereby suffer any civil penalties, sanction or be subjected to any criminal penalties or sanctions, and Developer shall protect and save harmless Landlord against any liability and claims for any such noncompliance or postponement of compliance.

                 17.7 Trade Fixtures. All trade fixtures, furnishings, equipment
                      --------------
and signs installed by or under Developer or subtenants shall be and remain the property of the person, firm or corporation installing the same and shall be removable at any time during the term of this Lease. The removal of any such trade fixtures, furnishings, equipment and signs shall be at the expense of the person, firm or corporation removing the same, who shall repair any damage or injury to the Premises and all improvements thereto occasioned by the removal thereof. In the event that any subtenant acquires any furniture, trade fixtures, signs and/or equipment to be used in connection with its subleased premises from an equipment lessor or from an equipment seller under a security agreement, Landlord agrees to execute such documents as may reasonably be required by the equipment lessor or creditor in order to assure such party of its prior rights in and to any such equipment, furniture, signs and/or trade fixtures and of its right to remove any such equipment, furniture, signs and/or trade fixtures from the subleased premises for a period of not to exceed forty-five (45) days from and after notice to such party of the termination or expiration of the sublease of the subject subtenant-lessee or subtenant-debtor.

                 17.8 Continued Possession of Developer. If Developer shall hold
                      ---------------------------------
over the Premises after the expiration of the term hereof with the consent of Landlord, either express or implied, such holding over shall be construed to be only a tenancy from month-to-month, subject to all the covenants, Ground Rent conditions and obligations hereof and terminable by either party as provided by law.

                 17.9 Utilities. Developer shall pay or cause to be paid all
                      ---------
charges for gas, electricity, water and other utilities furnished to the Premises during the term of this Lease and all sewer use charges or similar charges or assessments for utilities levied against the Premises for any period included within the term of this Lease.

                 17.10 Surrender. Upon the expiration of the term of this Lease,
                       ---------
as provided herein, or sooner termination of this Lease, Developer, subject to subsection 17.5.11 shall surrender to Landlord, all and singular, the Premises, including any buildings and all improvements constructed by or under Developer then situated upon the Premises, and Developer shall execute, acknowledge and deliver to Landlord within ten (10) days after written request from Landlord to Developer, a Quitclaim Deed or other document required by any reputable title company to remove the cloud of this Lease from the Premises. Notwithstanding the foregoing provisions of this section to the contrary, Developer shall have the right, at any time not less than six (6) months prior to the expiration of the term of this Lease and for a period of sixty (60) days following the expiration of the term to remove all or any portion of the buildings and other improvements constructed by or under Developer upon the Premises, without obligation to replace the same with new buildings and/or other improvements as required by subsection 6.3 above.

                 17.11 Partial Invalidity. If any term or provision of this
                       ------------------
Lease or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term or provision, to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this

Lease shall be valid and enforceable to the fullest extent permitted by law.

                 17.12 Section Headings. The section and subsection headings of
                       ----------------
this Lease are inserted as a matter of convenience and reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect the terms and provisions hereof.

                 17.13 Short Form Lease. Concurrently with the execution and
                       ----------------
delivery of this Lease, Landlord and Developer have executed, acknowledged and caused to be recorded a short form of this Lease in the form attached hereto as Exhibit "M".

                 17.14 Exhibits Incorporated. Exhibit "A" is hereby incorporated
                       ---------------------
in this Lease. No other exhibit is incorporated in the Lease and all exhibits, other than Exhibit "A", may be changed or modified by agreement between Landlord and Developer at any time and from time to time without amending this Lease.

                 17.15  Entire Agreement, Waivers and Amendments. This Lease is
                        ----------------------------------------
executed in three (3) triplicate originals, each of which is deemed to be an original. It constitutes the entire understanding and agreement of the parties. This Lease integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all negotiations or previous agreements between the parties with respect to all or any part of the subject matter hereof.

                 17.16 Waivers. All waivers of the provisions of this Lease must
                       -------
be in writing by the appropriate authorities of Landlord or Developer, and all amendments hereto must be in writing by the appropriate authorities of Landlord and Developer.

                 17.17 Approvals. Except where specific criteria are set forth
                       ---------
as a condition to approving or disapproving a matter or course of action, including but not limited to assignment (subsection 5.4), and subletting (subsection 5.7.2), in all circumstances where under this Lease either party is required to approve or disapprove any matter, such approval shall not be unreasonably withheld.

                 17.18 Successors in Interest. The provisions of this Lease
                       ----------------------
shall be binding upon and shall inure to the benefit of the heirs, executors, assigns and successors in interest of the parties hereto.

                 17.19 "And/Or". Whenever the words and symbols "and/or" are
                       -------
used in this Lease, it is intended that this Lease be interpreted and the sentence, phrase or other part be considered in both its conjunctive and disjunctive sense, and as having been written twice, once with the word "and" inserted, and once with the word "or" inserted, in the place of said words and symbol "and/or".

                 17.20 "Including" Defined. The use of the word "including", or
                       -------------------
"include", when followed by any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such work or to similar items, terms or matters, but rather will be deemed to refer to all other items, terms or matters that could reasonably fall within the broadest possible scope of such general statement, term, item or matter.

                 17.21 Right of First Refusal to Purchase. If Landlord shall
                       ----------------------------------
determine during the term of this Lease that it is lawful and in the public interest to sell the Premises, or any portion thereof, Landlord shall, prior to making the Premises or part thereof available for sale to any other party, provide Developer with the opportunity to purchase said property at its fair market value, as determined by an appraisal obtained by Landlord. If Developer has not entered into an agreement to purchase said property within sixty (60) days of the date it is first offered for sale to Developer at the price theretofore determined by Landlord to be the fair market value, Landlord may offer the property for sale on the open market. Provided, however, that if Landlord should reduce the fair market value of the Premises or part thereof to be sold by seven and one-half percent (7.5%) or more, Developer's first refusal rights shall be reinstated. Developer shall respond to any such re-offer within five (5) business days, and if Developer fails to respond within that time period Developer's first refusal rights shall terminate. The determination whether such property shall be made available for sale is and shall be within the sole and exclusive discretion of Landlord. Landlord shall determine the legality of such action prior to making a determination to sell on the basis of the law then in effect.

                 17.22 If Developer is a Trustee. If Developer is a Trustee,
                       -------------------------
this Lease is executed by the undersigned Trustee, not personally, but solely as Trustee, and it is expressly understood and agreed by the parties hereto, anything contained herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are intended, not as personal covenants, undertakings, representations and agreements of the Trustee, individually, or for the purpose of binding the Trustee personally, but this Lease is executed and delivered by the Trustee solely in the exercise of the powers conferred upon the Trustee as such Trustee under the trust agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against said Trustee on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, and all such personal liability, if any, being hereby expressly waived and released by the parties hereto, and by all persons claiming by or under said parties. The provisions of this subsection 17.22 shall apply to any Trustee succeeding in whole or in part to the interests of Developer hereunder.

                 17.23 Limitation of Liability of Partners. From and after the
                       -----------------------------------
completion of the construction of the improvements described in this Lease, if Developer at any such time shall be a partnership or joint venture, Landlord shall look solely to the assets of such partnership or joint venture for the collection or satisfaction of any money judgment which Landlord may recover against Developer, and Landlord shall not look for the collection or satisfaction of any such judgment to the personal assets of any person who shall at any time be a partner, joint venturer or participant in or under any such partnership or joint venture. The provisions of the subsection shall be binding upon Landlord and each and every future owner of Landlord's interest under this Lease and shall insure to the benefit of each and every such partner, joint venturer and participant.

                 17.24 Approvals. Except as otherwise specifically provided in
                       ---------
this Lease, all approvals to be done by Landlord may be done by Landlord's City Manager or his designee.



           IN WITNESS WHEREOF, Landlord and Developer have signed this Lease as of the date opposite their signature.

                              CITY OF LONG BEACH, a municipal corporation



     July 17, 1985            By: /s/    [SIGNATURE APPEARS HERE]
                                  -----------------------------------------
                                                City Manager
                              LANDLORD


                              KILROY LONG BEACH ASSOCIATES, a
                              California limited partnership

                              By: KILROY LONG BEACH DEVELOPMENT CORPORATION, General Partner


     July 10, 1985                 By: /s/ John B. Kilroy, Jr.
                                       ------------------------------------
                                           JOHN B. KILROY, JR.
                                                President

                              DEVELOPER


           This Lease Agreement is approved as to form this 17th day of July, 1985.

                              ROBERT W. PARKIN, City Attorney


                              By:   [SIGNATURE APPEARS HERE]
                                                              Deputy

                 17.24 Approvals. Except as otherwise specifically provided in
                       ---------
 this Lease, all approvals to be done by Landlord may be done by Landlord's City Manager or his designee.


           IN WITNESS WHEREOF, Landlord and Developer have signed this Lease as of the date opposite my seal.


STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

On  July 17, 1985  , before me, the undersigned a Notary Public and for said
  -----------------
State, personally appeared JOHN E. DEVER personally known to me to be the person who executed this instrument as CITY MANAGER of the City of Long Beach, a municipal corporation, and acknowledged to me that the municipal corporation executed it.

WITNESS My hand and official seal.


SIGNATURE:         /s/ Jo Ann Burns
                  --------------------               [SEAL APPEARS HERE]
                       JO ANN BURNS

    JULY 10    ,  1985                            By: /s/ John B. Kilroy, Jr.
---------------                                      ------------------------
                                                          JOHN B. KILROY, JR.
                                                               President

                                   DEVELOPER



          This Lease Agreement is approved as to form this 17 day of July, 1985.


                                       ROBERT W  PARKIN, City Attorney

                                       By: [SIGNATURE APPEARS HERE]
                                                                    Deputy

                          DEVELOPER'S  ACKNOWLEDGMENT
                          ---------------------------


STATE OF CALIFORNIA             )
                                )  ss.
COUNTY OF LOS ANGELES           )

     On July 10, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared John B. Kilroy, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the person that executed this instrument as President of Kilroy Long Beach Development Corporation, the corporation that executed this instrument as the general partner of Kilroy Long Beach Associates, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that said partnership executed the same.

                    WITNESS my hand and official seal.

( SEAL )

                                                 /s/  Nadine K. Kirk
[SEAL APPEARS HERE]                               --------------------------
                                                 Notary Public in and for
                                                 said State

                               LEGAL DESCRIPTION
                               -----------------



THAT PORTION OF PARCEL 1, IN THE CITY OF LONG BEACH, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON A RECORD OF SURVEY, FILED IN BOOK 85, PAGE 19, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THOSE PORTIONS OF LOTS 5 AND 9, TRACT NO. 10548, IN SAID CITY, COUNTY OF STATE, AS PER MAP RECORDED IN BOOK 174, PAGES 15 TO 23, INCLUSIVE OF MAPS, IN SAID RECORDER'S OFFICE, AND TOGETHER WITH THAT PORTION OF LAKEWOOD BOULEVARD (FORMERLY KNOWN AS CERRITOS AVENUE, 80 FEET WIDE) AS SHOWN ON SAID MAP OF TRACT NO. 10548, NOW VACATED BY THE STATE OF CALIFORNIA HIGHWAY COMMISSION, A CERTIFIED COPY OF WHICH WAS RECORDED MAY 19, 1959, AS INSTRUMENT NO. 3601, OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID PARCEL 1, SAID RECORD OF SURVEY; THENCE NORTH 00 DEGREES 00 MINUTES 46 SECONDS EAST 324.60 FEET, ALONG THE WESTERLY LINE OF SAID PARCEL 1, TO THE NORTHWESTERLY CORNER OF SAID PARCEL 1, SAID NORTHWESTERLY CORNER BEING A POINT IN A NON-TANGENT CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 1,050.00 FEET, A RADIAL LINE THAT BEARS SOUTH 2 DEGREES 06 MINUTES 54 SECONDS WEST TO SAID POINT, SAID CURVE ALSO BEING THE NORTHERLY LINE OF SAID PARCEL 1; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27 DEGREES 32 MINUTES 10 SECONDS AN ARC DISTANCE OF 504.63 FEET TO A POINT, SAID LAST MENTIONED POINT BEING A RADIAL LINE THAT BEARS SOUTH 25 DEGREES 25 MINUTES 16 SECONDS EAST, TO SAID LAST MENTIONED POINT; THENCE SOUTH 45 DEGREES 22 MINUTES 59 SECONDS EAST 1,403.34 FEET TO A POINT IN THAT CERTAIN COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 34 DEGREES 15 MINUTES 50 SECONDS WEST 225.46 FEET" IN THE NORTHWESTERLY BOUNDARY OF THAT PARCEL OF LAND DESCRIBED AS PARCEL 1 IN DEED TO STATE OF CALIFORNIA, RECORDED MARCH 18, 1959, AS INSTRUMENT NO. 1904, OF OFFICIAL RECORDS, OF SAID COUNTY, SAID LAST MENTIONED POINT BEING NORTH 34 DEGREES 16 MINUTES 23 SECONDS EAST 40.81 FEET, ALONG SAID COURSE, FROM THE SOUTHWESTERLY TERMINUS THEREOF; THENCE SOUTH 34 DEGREES 16 MINUTES 23 SECONDS WEST 40.81 FEET, ALONG SAID COURSE, TO THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE IN SAID NORTHWESTERLY BOUNDARY, AS DESCRIBED IN SAID LAST MENTIONED PARCEL 1, AS HAVING A BEARING AND LENGTH OF "SOUTH 62 DEGREES 04 MINUTES 30 SECONDS WEST, 51.05 FEET, MORE OR LESS,"; THENCE SOUTH 62 DEGREES O5 MINUTES 03 SECONDS WEST ALONG SAID LAST MENTIONED CERTAIN COURSE, TO THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 62



                                  EXHIBIT "A"

                               Page 1 of 2 Pages

DEGREES 04 MINUTES 30 SECONDS WEST, 113.28 FEET" IN SAID LAKEWOOD BOULEVARD, NOW VACATED BY THE CALIFORNIA HIGHWAY COMMISSION; THENCE SOUTH 62 DEGREES O5 MINUTES 03 SECONDS WEST ALONG SAID LAST MENTIONED CERTAIN COURSE TO THE NORTHEASTERLY TERMINUS OF THAT COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 62 DEGREES 04 MINUTES 30 SECONDS WEST 704.56 FEET" IN THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND DESCRIBED AS PARCEL 1 IN DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959, AS INSTRUMENT NO. 1870, OF OFFICIAL RECORDS, OF SAID COUNTY; THENCE ALONG SAID LAST MENTIONED NORTHERLY BOUNDARY SOUTH 62 DEGREES O5 MINUTES 03 SECONDS WEST 704.56 FEET, SOUTH 80 DEGREES O5 MINUTES 43 SECONDS WEST
105.00 FEET AND NORTH 80 DEGREES 14 MINUTES 59 SECONDS WEST 676.33 FEET; THENCE NORTH 9 DEGREES 45 MINUTES 01 SECONDS EAST 570.00 FEET; THENCE NORTH 25 DEGREES 20 MINUTES 00 SECONDS EAST 15.00 FEET; THENCE NORTH 8 DEGREES 44 MINUTES 49 SECONDS WEST 248.97 FEET TO THE SOUTHERLY PROLONGATION OF SAID WESTERLY LINE OF PARCEL 1, AS SHOWN ON SAID RECORD OF SURVEY; THENCE NORTH 0 DEGREES 00 MINUTES 46 SECONDS EAST 72.14 FEET ALONG SAID PROLONGATION, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH MAY BE PRODUCED OR SAVED FROM SAID LAND; TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER TO DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SAME, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, OR LEVELS, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67 OFFICIAL RECORDS AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 303, OFFICIAL RECORDS AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.



                                  EXHIBIT "A"

                               Page 2 of 2 Pages

                              [MAP APPEARS HERE]

























































                                  EXHIBIT "B"

                              [MAP APPEARS HERE}




































































                                  EXHIBIT "C"

                       KILROY AIRPORT CENTER LONG BEACH
                       CATEGORIES OF PRE DEVELOPMENT AND
                             INFRASTRUCTURE COSTS
                  (DURING AND RELATED TO INITIAL CONSTRUCTION
                     WHICH MAY BE ACCOMPLISHED IN PHASES)


Note:  Exhibit "D" consists of a map and the following text.

1.  FEES
    1.1  Filing Fees
    1.2  Inspection Fees
    1.3  Plan Check & Permits
    1.4  Sewer Area Fees
    1.5  Flood Control Fees
    1.6  Recording Fees
    1.7  Other Fees

2.  GENERAL
    2.1  Legal & Audit Fees
    2.2  Bonds
    2.3  Insurance
    2.4  Taxes & Assessments During Construction
    2.5  Laboratory Testing
    2.6  Unusual or Temporary Security
    2.7  Utilities During Construction
    2.8  Prints and Other Direct Costs

3.  SITE INVESTIGATION
    3.1  Survey and Parcel Map
    3.2  Title Report
    3.3  Borings
    3.4  Soil Tests

4.  ARCHITECTURE AND ENGINEERING
    4.1  Site Planning
    4.2  Civil Engineering
    4.3  Electrical Engineering
    4.4  Mechanical Engineering
    4.5  Traffic Study
    4.6  Signal Engineering
    4.7  Landscape Architecture
    4.8  Structural Engineering
    4.9  Water Department Specifications

5.  DEMOLITION
    5.1  Utilities
    5.2  Temporary Service to Adjacent Sites
    5.3  NIKE Bunkers
    5.4  Surface Buildings
    5.5  Asphalt Paving
    5.6  Concrete Slabs
    5.7  Fencing
    5.8  Allowance for Underground Items


                                  EXHIBIT "D"
                               Page 1 of 4 Pages

6.  SITE PREPARATION
    6.1  Relocate Existing Signs
    6.2  Temporary Construction Fences
    6.3  Testing for Hazardous Materials
    6.4  Allowance for Unforseen Site Conditions
    6.5  National Guard Accesses

7.  EXCAVATION AND GRADING
    7.1  Grub and Rough Grade
    7.2  Remove and Recompact
    7.3  Scarify and Recompact
    7.4  Import Fill, Compact and Grade
    7.5  Fine Grade Street Easement

8.  SEWERS
    8.1  Sewer Mains, Approximate Sizes
       8.1.1  l8" Main
       8.1.2  8" Main
    8.2  Lateral Stub Outs to Interior Edge of Sidewalk Easement
    8.3  Manholes
    8.4  Join Existing Sewer

9.  STORM DRAINS
    9.1           Main Storm Drains, Approximate Sizes
       9.1.1                          33"      Main
       9.1.2                          30"      Main
       9.1.3                          27"      Main
       9.1.4                          24"      Main
       9.1.5                          18"      Main
    9.2  Catch Basins
    9.3  Lateral Stub Outs to Interior Edge of Sidewalk Easement
    9.4  Manholes
    9.5  Erosion Control on Parcels

10. WATER, APPROXIMATE SIZES
    10.1   12" Water Main
    10.2   Vaults and Lateral Stubs Outs to Interior Edge of Sidewalk Easement
    10.3   Hot Taps
    10.4   12" Valves
    10.5   Blow off Valve
    10.6   Air Evacuation Assembly
    10.7   Fire Hydrants
    10.8   Irrigation Backflow Preventers
    10.9   Service Connections
    10.10  Relocate Surge Tank
    10.11  Relocate Existing Meters



                                  EXHIBIT "D"
                               Page 2 of 4 Pages

11. ELECTRICAL
    11.1  Six Main Conduits, Approximately 5"
    11.2  Lateral Stub Outs to Interior Edge of Sidewalk Easement
    11.3  Irrigation Transformer Vaults
    11.4  Manholes

12. GAS
    12.1  Gas Main
    12.2  Lateral Stub Outs to Interior Edge of Sidewalk Easement
    12.3  Valves
    12.4  Engineering

13. TELEPHONE
    13.1  Ten Main Conduits, Approximately 4"
    13.2  Lateral Stub Outs to Interior Edge of Sidewalk Easement
    13.3  Manholes

14. PERIMETER WALLS & FENCES
    14.1  8' 4" Screen Wall
    14.2  Remove Temporary Fences
    14.3  Chain Link Security Fence

15. STREET IMPROVEMENTS
    15.1  Intersection at Spring and KAC Drive
         15.1.1  Curb Demolition
         15.1.2  Asphalt Paving Demolition
         15.1.3  Excavation
         15.1.4  Retaining Wall
         15.1.5  Back Fill
         15.1.6  Curb and Gutter
         15.1.7  Asphalt Paving
         15.1.8  Traffic Signal
         15.1.9  Restriping
    15.2  Intersection at Redondo and KAC Drive
         15.2.1  Curb Demolition
         15.2.2  Asphalt Paving Demolition
         15.2.3  Curb and Gutter
         15.2.4  Asphalt Paving
         15.2.5  Traffic Signal
    15.3  Intersection at Spring and Redondo
         15.3.1  Modify Traffic Signal
    15.4  Kilroy Airport Center Drive
         15.4.1  Curb and Gutter
         15.4.2  Asphalt Street Paving
         15.4.3  Crosswalk Pavers
         15.4.4  Concrete Sidewalks
         15.4.5  Curb
         15.4.6  Street Lights



                                  EXHIBIT "D"
                               Page 3 of 4 Pages

16.  SIGNS
    16.1  Street Name Signs
    16.2  Stop Signs

17. LANDSCAPE IN THE AREAS SHOWN ON THE ATTACHED DRAWING
    17.1  Soil Preparation & Fine Grading
    17.2  Finish Grading
    17.3  Irrigation
    17.4  Trees, Approximate Size
         17.4.1  72"                        Box
         17.4.2  60"                        Box
         17.4.3  48"                        Box
         17.4.4  36"                        Box
    17.5  Hedges/Shrubs, Approximate Size
         17.5.1  15 Gallon
         17.5.2   5 Gallon
         17.5.3   1 Gallon
    17.6  Sodded Turf/Ground Cover
    17.7 Landscape Curb or Similar Separation Between Landscaped Areas and Undeveloped Portions of parcels at Perimeter of Site

18. MISCELLANEOUS
    18.1  Developer Overhead and Supervision (6%)
    18.2  Burden
    18.3  Contingency


    NOTE: Specific sizes referenced above are estimates only as of the date of the Ground Lease and are subject to change based upon final engineering.

    NOTE: Specialty contractor and subcontractor overhead and supervision shall be included in each individual line item cost.

    NOTE: Developer's Overhead & Supervision (item 18.1) applies whether Developer is the developer or is the Construction Manager (if the City of Long Beach causes the work to be performed).

                                  EXHIBIT "D"
                               Page 4 of 4 Pages

                              [MAP APPEARS HERE]

                              [MAP APPEARS HERE]

                         AGREEMENT OF NON-DISTURBANCE

    THIS AGREEMENT is made as of the _________ day of ___________, 198___, by and among the CITY OF LONG BEACH, a Municipal Corporation (hereinafter called "Landlord"); KILROY LONG BEACH ASSOCIATES, a California Limited Partnership, (hereinafter called "Developer"); and ________________________________________________
(hereinafter called "Subtenant").



                                  PRELIMINARY

    A.  Landlord and Developer have entered into a Lease
Agreement dated ______________________ (hereinafter referred to as the "Ground Lease") pursuant to which Landlord has demised and leased to Developer certain real property located in the City of Long Beach, County of Los Angeles, State of California, including the real property described in Exhibit "A" attached hereto and incorporated herein. A short form of the Ground Lease was recorded _____________, 198__ in the Official Records of said County.


    B. Developer, as Sublandlord, and Subtenant, as subtenant, have entered into a Sublease dated _______________________, 198__, (hereinafter referred to as the "Sublease") which Sublease demises to Subtenant a portion of the premises demised by the Ground Lease (and grants to Subtenant certain rights with respect



                                  EXHIBIT "E"
                               Page 1 of 7 Pages
to other portions of the premises demised by the Ground Lease). A short form of the Sublease is being recorded concurrently herewith in the Official Records of said County, which short form of Sublease describes the premises demised thereby (and the other rights and obligations of Subtenant with respect to the real property described in the attached Exhibit "A").


    C. The parties hereto now desire to enter into this Agreement so as to clarify their rights, duties and obligations under the Ground Lease and the Sublease and to further provide for various contingencies as hereinafter set forth.


    NOW THEREFORE, in consideration of the foregoing and of the mutual agreement of the parties hereto to the terms and conditions hereinafter contained, the parties hereto agree as follows:


    1. In the event Developer shall default in the payment of any sum or in the performance of any covenant or condition of the Ground Lease, all as provided therein, or in the event of any termination or expiration of the Ground Lease for any reason whatsoever prior to the expiration of the term of the Sublease as provided in the Sublease (other than a termination of the Ground Lease only as to portions of the premises demised thereby not described in the attached Exhibit "A"), then Landlord, Developer and Subtenant do hereby agree that the Sublease, and all terms, provisions, covenants and agreements thereof shall survive any



                                 EXHIBIT "E"
                               Page 2 of 7 Pages
such default or defaults in, or termination or expiration of the Ground Lease, whether such termination occurs as a result of, or arising out of, any such default or defaults, or otherwise, and the Sublease (subject to the rights of any Leasehold Mortgagee, as defined in the Ground Lease, to enter into a New Lease with Landlord upon the same terms and conditions and having the same priority as the Ground Lease, pursuant to subsection 4.8 of the Ground Lease) shall continue in force and effect in accordance with and subject to all of its terms, provisions, agreements and covenants as a direct lease with Landlord, as landlord, and Subtenant, as lessee. Subtenant agrees, in such event, to attorn to Landlord and to recognize Landlord as the landlord under the Sublease. Landlord shall, in such event, exercise and undertake all of the rights, obligations and duties of Developer in and under said Sublease and thereafter shall be entitled to collect all rents and payments due and payable under said Sublease, including the right to collect any sums being due and payable thereunder prior to the termination or expiration of the Ground Lease which are accrued and unpaid by Subtenant on the date of termination of the Ground Lease. Subtenant agrees not to prepay rentals under the Sublease beyond the amounts provided in the Sublease without the prior written consent of Landlord.

    2. Landlord agrees that, prior to terminating the Ground Lease or taking any proceedings to enforce any such termination thereof for any reason other than the expiration of the term of



                                 EXHIBIT "E"
                               Page 3 of 7 Pages
the Ground Lease as provided therein, Landlord shall give Subtenant thirty (30) days' notice in writing prior to the effective date of such termination, specifying the reason for such termination. Such notice shall be given to Subtenant at the address provided in the Sublease for notices to Subtenant. Subtenant may change such address by written notice to Landlord.


    3. Landlord hereby approves of the Sublease and of the rights and privileges granted to Subtenant thereunder and agrees that, for and during the term of the Sublease and any extensions thereof, Landlord shall not take any action, directly or indirectly, to disturb or otherwise affect Subtenant's occupancy of and/or rights and privileges with respect to the premises demised by the Ground Lease and described on the attached Exhibit "A" so long as Subtenant is not in default under the Sublease, nor shall Subtenant's exercise of any such rights or privileges constitute a default under the Ground Lease, notwithstanding any provisions to the contrary contained in the Ground Lease.


    4. No provision contained herein shall be deemed an amendment or modification of any provision contained in the Sublease, including, without limiting the generality of the foregoing, any rights given thereunder to Developer to terminate the Sublease.


    5. In the event that the Ground Lease is divided, in accordance with its terms, into two (2) or more New Leases or



                                  EXHIBIT "E"
                               Page 4 of 7 Pages

Separate Leases, the term "Ground Lease", as used herein, shall be deemed to refer to the said New Lease or Separate Lease leasing and demising the subleased premises.


    6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors, transferees and assigns.

                                  EXHIBIT "E"


                               Page 5 of 7 Pages

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove set forth.



                             CITY OF LONG BEACH,

                             A Municipal Corporation


                             By:_______________________________________


                             Title:____________________________________



                             KILROY LONG BEACH ASSOCIATES,

                             A California Limited Partnership


                             By: KILROY INDUSTRIES, a California Corporation, General Partner


                                  By:__________________________________


                                  Title:_______________________________


                             By:_______________________________________


                             By:_______________________________________

                                         "Developer"


                             ------------------------------------------


                             ------------------------------------------

                                         "Subtenant"



                                  EXHIBIT "E"

                               Page 6 of 7 Pages

    This Agreement is hereby approved as to form this _________

day of_________________, 198___.


                             ROBERT W. PARKIN, City Attorney


                             BY:________________________________

                                          "Deputy"



                                  EXHIBIT "E"
                               Page 7 of 7 Pages

                               LEGAL DESCRIPTION



THAT PORTION OF PARCEL 1, IN THE CITY OF LONG BEACH, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON A RECORD OF SURVEY, FILED IN BOOK 85, PAGE 19, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THOSE PORTIONS OF LOTS 5 AND 9, TRACT NO. 10548, IN SAID CITY, COUNTY OF STATE, AS PER MAP RECORDED IN BOOK 174, PAGES 15 TO 23, INCLUSIVE OF MAPS, IN SAID RECORDER'S OFFICE, AND TOGETHER WITH THAT PORTION OF LAKEWOOD BOULEVARD (FORMERLY KNOWN AS CERRITOS AVENUE, 80 FEET WIDE) AS SHOWN ON SAID MAP OF TRACT NO. 10548, NOW VACATED BY THE STATE OF CALIFORNIA HIGHWAY COMMISSION, A CERTIFIED COPY OF WHICH WAS RECORDED MAY 19, 1959, AS INSTRUMENT NO. 3601, OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID PARCEL 1, SAID RECORD OF SURVEY; THENCE NORTH 00 DEGREES 00 MINUTES 46 SECONDS EAST 324.60 FEET, ALONG THE WESTERLY LINE OF SAID PARCEL 1, TO THE NORTHWESTERLY CORNER OF SAID PARCEL 1, SAID NORTHWESTERLY CORNER BEING A POINT IN A NON-TANGENT CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 1,050.00 FEET, A RADIAL LINE THAT BEARS SOUTH 2 DEGREES 06 MINUTES 54 SECONDS WEST TO SAID POINT, SAID CURVE ALSO BEING THE NORTHERLY LINE OF SAID PARCEL 1; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27 DEGREES 32 MINUTES 10 SECONDS AN ARC DISTANCE OF 504.63 FEET TO A POINT, SAID LAST MENTIONED POINT BEING A RADIAL LINE THAT BEARS SOUTH 25 DEGREES 25 MINUTES 16 SECONDS EAST, TO SAID LAST MENTIONED POINT; THENCE SOUTH 45 DEGREES 22 MINUTES 59 SECONDS EAST 1,403.34 FEET TO A POINT IN THAT CERTAIN COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 34 DEGREES 15 MINUTES 50 SECONDS WEST 225.46 FEET" IN THE NORTHWESTERLY BOUNDARY OF THAT PARCEL OF LAND DESCRIBED AS PARCEL 1 IN DEED TO STATE OF CALIFORNIA, RECORDED MARCH 18, 1959, AS INSTRUMENT NO. 1904, OF OFFICIAL RECORDS, OF SAID COUNTY, SAID LAST MENTIONED POINT BEING NORTH 34 DEGREES 16 MINUTES 23 SECONDS EAST 40.81 FEET, ALONG SAID COURSE, FROM THE SOUTHWESTERLY TERMINUS THEREOF; THENCE SOUTH 34 DEGREES 16 MINUTES 23 SECONDS WEST 40.81 FEET, ALONG SAID COURSE, TO THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE IN SAID NORTHWESTERLY BOUNDARY, AS DESCRIBED IN SAID LAST MENTIONED PARCEL 1, AS HAVING A BEARING AND LENGTH OF "SOUTH 62 DEGREES 04 MINUTES 30 SECONDS WEST, 51.05 FEET, MORE OR LESS,"; THENCE SOUTH 62 DEGREES 05 MINUTES 03 SECONDS WEST ALONG SAID LAST MENTIONED CERTAIN COURSE, TO THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 62



                                 EXHIBIT "A"
                               Page 1 of 2 Pages

DEGREES 04 MINUTES 30 SECONDS WEST, 113.28 FEET" IN SAID LAKEWOOD BOULEVARD, NOW VACATED BY THE CALIFORNIA HIGHWAY COMMISSION; THENCE SOUTH 62 DEGREES 05 MINUTES 03 SECONDS WEST ALONG SAID LAST MENTIONED CERTAIN COURSE TO THE NORTHEASTERLY TERMINUS OF THAT COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 62 DEGREES 04 MINUTES 30 SECONDS WEST 704.56 FEET" IN THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND DESCRIBED AS PARCEL 1 IN DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959, AS INSTRUMENT NO. 1870, OF OFFICIAL RECORDS, OF SAID COUNTY; THENCE ALONG SAID LAST MENTIONED NORTHERLY BOUNDARY SOUTH 62 DEGREES 05 MINUTES 03 SECONDS WEST 704.56 FEET, SOUTH 80 DEGREES 05 MINUTES 43 SECONDS WEST
105.00 FEET AND NORTH 80 DEGREES 14 MINUTES 59 SECONDS WEST 676.33 FEET; THENCE NORTH 9 DEGREES 45 MINUTES 01 SECONDS EAST 570.00 FEET; THENCE NORTH 25 DEGREES 20 MINUTES 00 SECONDS EAST 15.00 FEET; THENCE NORTH 8 DEGREES 44 MINUTES 49 SECONDS WEST 248.97 FEET TO THE SOUTHERLY PROLONGATION OF SAID WESTERLY LINE OF PARCEL 1, AS SHOWN ON SAID RECORD OF SURVEY; THENCE NORTH 0 DEGREES 00 MINUTES 46 SECONDS EAST 72.14 FEET ALONG SAID PROLONGATION, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH MAY BE PRODUCED OR SAVED FROM SAID LAND; TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER TO DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SAME, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, OR LEVELS, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67 OFFICIAL RECORDS AND RECORDED DECEMBER 28, 1950 IN BOOK 35179
PAGE 303, OFFICIAL RECORDS AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.



                                 EXHIBIT "A"
                               Page 2 of 2 Pages

                             KILROY AIRPORT CENTER


                                  LONG BEACH


                             OFF-SITE IMPROVEMENTS



Note: Exhibit "F" consists of a map and the following text. The numbers preceding each paragraph in this text refer to numbers on the map which identify the location of the improvement.

1.  STREET DEDICATION
    -----------------

Landlord shall obtain and provide to Developer, for street improvements, utilities, and landscaping, to be constructed by Developer to meet or exceed City of Long Beach standards and subsequent dedication as public streets, the easements necessary to provide access to the entire Premises on property other than Parcel G for construction of the street tentatively identified on the map as Kilroy Airport Center Drive, including: (i) an area south of Spring Street and west of Parcel G approximately 75 feet wide and approximately 420 feet long; and (ii) an area between Parcel G and Redondo Avenue abutting the San Diego Freeway approximately 72 feet wide and approximately 1200 feet long. Developer shall have the right to install a landscaped divider on Kilroy Airport Center Drive near the Spring Street intersection and to relocate existing signs and utilities as necessary. Developer shall dedicate the land and street as necessary on Parcel G to connect the remainder of Kilroy Airport Center Drive.



                                 EXHIBIT "F"
                               Page 1 of 7 Pages

2.  INTERSECTION OF SPRING STREET AND KILROY AIRPORT CENTER DRIVE
    -------------------------------------------------------------

Landlord shall obtain and provide to Developer the required approvals and easements for access and installation by Developer the following:

2.1  Widen Spring Street
     -------------------

Widening of Spring Street to the north approximately 12 feet along a length of approximately 600 feet, including restriping, construction of a retaining wall and landscaping as appropriate to accommodate a second left turn lane.

2.2  Second Left Turn Lane
     ---------------------

Restriping on Spring Street on the westbound approach to provide a second exclusive left turn lane to Kilroy Airport Center Drive.

2.3  Acceleration Lane/Bus Pull Out Lane
     -----------------------------------

A lane on the south side of South Street east of Kilroy Airport Center Drive, approximately 12 feet wide and approximately 200 feet long.

2.4  Deceleration Lane
     -----------------

A deceleration lane on the south side of Spring Street west of Kilroy Airport Center Drive, approximately 12 feet wide and approximately 220 feet long.



                                 EXHIBIT "F"
                               Page 2 of 7 Pages

2.5  Traffic Signal
     --------------

A three-phase traffic signal including a left turn phase for westbound Spring Street Traffic turning from the two left turn lanes on Spring Street left onto Kilroy Airport Center Drive.


3.  INTERSECTION OF REDONDO AVENUE AND KILROY AIRPORT CENTER DRIVE
    --------------------------------------------------------------

Landlord shall obtain and provide to Developer the required approvals and easements for access and installation by Developer of the following:


3.1  Deceleration Lane
     -----------------

A deceleration lane on the east side of Redondo Avenue south of Kilroy Airport Center Drive approximately 12 feet wide and approximately 100 feet long.


3.2  Regrade Embankment
     ------------------

Regrade the embankment adjoining the abuttment wall on the east side of Redondo Avenue north of the San Diego Freeway overpass or install a retaining wall as necessary to accommodate the deceleration lane.



                                  EXHIBIT "F"
                               Page 3 of 7 Pages

3.3  Traffic Signal
     --------------

A traffic signal, to be contracted for when permits are issued for that building which will result in an aggregate of 350,000 square feet, or more, so that the signal will be operational approximately concurrently with expected traffic demand.


3.4  Monument Sign
     -------------

A monument sign (at Developer's cost) similar to that depicted in the Basic Concept Documents at the northeast corner of the intersection.


4.  INTERSECTION OF SPRING STREET AND REDONDO AVENUE
    ------------------------------------------------

Landlord shall obtain and provide to Developer the required approvals and easements for access and installation by Developer of the following:


4.1  Second Left Turn Lane
     ---------------------

Restriping of Spring Street on the westbound approach to provide a second exclusive left turn lane, when and if determined necessary by Landlord.



                                 EXHIBIT "F"
                               Page 4 of 7 Pages

4.2  Traffic Signal Rephasing
     ------------------------

Modification of the existing traffic signal to add a left turn phase for westbound Spring Street traffic turning from the two left turn lanes left onto Redondo Avenue, when and if determined necessary by Landlord.


5.  SCREEN WALL
    -----------

Landlord shall obtain and provide to Developer the required easements for access and installation by Developer of approximately 3,060 lineal feet of screen wall starting approximately 160 feet south of the south curb line of Spring Street between the Long Beach Water Department property and the Water Department Lease #40 property; running north replacing the existing fence to approximately 15 feet south of the curb line; then running east approximately 200 feet parallel to and approximately 15 feet south of the curb line; then bending to the south approximately 12 feet; then continuing east parallel to and approximately 15 feet south of the south curb line of the new deceleration lane; then running south replacing the existing fence along the east border of Water Department Lease #40 property and continuing south along the east border of the Water Department Lease #38-#39 property to the north border of the California National Guard property; then running east approximately 110 feet with an opening in the middle at the entrance to the California National Guard property; then running south along the east border of the



                                  EXHIBIT "F"
                               Page 5 of 7 Pages

California National Guard property replacing the existing fence to approximately 12 feet north of the north curb line of Kilroy Airport Center Drive; then running west parallel to and approximately 12 feet north of the curb line; and terminating approximately 20 feet east of the east curb line of Redondo Avenue.


6.  TEMPORARY SECURITY FENCE
    ------------------------

Landlord shall provide the required access for construction by Developer of a temporary security fence on Airport Property approximately 25 feet east of the east boundary of Parcel G approximately 1400 feet long from Spring Street southeast to the existing security fence at the intersection of the San Diego Freeway and Lakewood Boulevard.


7.  LANDSCAPE AREAS
    ---------------

Landlord shall obtain and provide to Developer the required easements for access and installation by Developer of landscaping at the following locations:


7.1  Landscape Spring Street
     -----------------------

Approximately 20 feet wide and approximately 1100 feet long on the south side of Spring Street from the west tunnel entrance proceeding west to the northwest corner of Water Department Lease #40 property.



                                 EXHIBIT "F"
                               Page 6 of 7 Pages

7.2  Landscape Redondo Avenue
     ------------------------

Approximately 40 feet deep and approximately 100 feet long at the northeast corner of the intersection of Redondo Avenue and Kilroy Airport Center Drive.


7.3  Landscape Redondo Avenue
     ------------------------

Approximately 250 feet deep and approximately 120 feet long at the southeast corner of the intersection of Redondo Avenue and Kilroy Airport Center Drive between the San Diego Freeway property and Kilroy Airport Center Drive, including the right by Developer to install landscape screening around the existing surge tank and other equipment.


7.4  Landscape California National Guard Entry
     -----------------------------------------

Two roughly triangular parcels abutting the screen wall at the entry to the California National Guard property, one west of the entry with an area of approximately 2,000 square feet and the other east of the entry between the east border of the California National Guard property and Parcel G including a radius curb border at the north end adjacent to the California National Guard entry with an area of approximately 7,500 square feet.



                                 EXHIBIT "F"
                               Page 7 of 7 Pages

                              [MAP APPEARS HERE]

                              [MAP APPEARS HERE]

                              [MAP APPEARS HERE]

                              [MAP APPEARS HERE]

                              [MAP APPEARS HERE]

                                               BOND NO.:______
                  PERFORMANCE BOND             PREMIUM :______
                  ----------------


KNOW ALL MEN BY THESE PRESENTS, That we __________________________ ______________________________, as Principal, and _________________
_______________________________________________, as Surety, are
held and firmly bound unto City of Long Beach, a Municipal Corporation (Land Lessor) and Kilroy Long Beach Associates, a California Limited Partnership (Land Lessee), as Obligees, in the penal sum of ____________________________________
_____________________________________ DOLLARS ($    ) lawful money of the United
States, for the payment of which sum truly to be made, we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

THE CONDITION OF THE OBLIGATION IS SUCH, That Whereas, the
Principal entered into a certain agreement which is hereto attached and made a part hereof, with Kilroy Long Beach
Associates, a California Limited Partnership, dated __________________ __________________________________________, for ______________________
which contract and the specifications and general conditions thereof are hereby incorporated herein and shall be deemed a part hereof as fully as if set out herein.

NOW, THEREFORE, if the said Principal shall fully indemnify and save harmless the Obligees from all loss, liability, costs, damages, penalty, attorney's fees or expenses which Obligees may incur by reason of failure to well and truly keep and perform each, every and all of the terms and conditions of said agreement on the part of the said Principal to be kept and performed, including but not limited to completion within the time specified of all work covered by said agreement, performance of all obligation and guarantees of Kilroy Long Beach Associates, a California Limited Partnership, relating to such work under the contract with Kilroy Long Beach Associates, a California Limited Partnership; then this obligation shall be of no effect, but otherwise it shall remain in full force and effect.

It is a condition hereof that any change, alteration, modification or amendment of any nature whatsoever that may be made in the terms of said agreement, any change in the character or scope of the work to be performed, or the method of performance, under said agreement or modification of said agreement or in the time for completion thereof, any change in the manner, time or amount of payment as provided therein, any change of any nature whatsoever that may be made in the terms of the contract


                                 EXHIBIT "I"

                               Page 1 of 6 Pages
with Kilroy Long Beach Associates, a California Limited Partnership, or any change that may be made in the performance of the work under said agreement by the Principal, assented to by Kilroy Long Beach Associates, a California Limited Partnership, whether made under express agreement or not, may be made without notice to the Surety and without affecting the obligations of the Surety on this bond and without requiring the consent of the Surety, and no such change or changes shall release the Surety from any of its obligations hereunder, the Surety hereby consenting to and waiving notice of any such change, alteration, modification or amendment.

It is a further condition hereof that no one other than the named
Obligees and the successors, administrators or assigns of the Obligees shall have any right of action under this bond.

IN WITNESS WHEREOF, the said Principal and Surety have hereunto set their hands and seals this _________ day of ______________, 19___.


         ______________________________________________
                         (Principal)


         BY:___________________________________________




         ______________________________________________
                          (Surety)


         BY:___________________________________________



    Note: The name "Kilroy Long Beach Associates, a California Limited Partnership" would change to the name of any successor Land Lessee.



                                 EXHIBIT "I"-

                               Page 2 of 6 Pages

                       PAYMENT BOND          BOND NO.:_________
                       ------------          PREMIUM :_________

KNOW ALL MEN BY THESE PRESENTS, That we ________________________ __________________________ as Principal, and ___________________
________________________________, as Surety, are held and
firmly bound unto City of Long Beach, a Municipal Corporation (Land Lessor) and Kilroy Long Beach Associates, a California Limited Partnership (Land Lessee), as Obligees, in the penal sum of _________________________________________________
____________________________________ DOLLARS ($    ), lawful money of the United
States, for the payment of which sum well and truly to be made, we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

THE CONDITION OF THE OBLIGATION IS SUCH, That Whereas, the
Principal entered into a certain agreement which is hereto attached and made a part hereof, with Kilroy Long Beach
Associates, a California Limited Partnership, dated ___________________________ _____________________________________, for ___________________________________
which contract and the specifications and general conditions thereof are hereby incorporated herein and shall be deemed a part hereof as fully as if set out herein.

NOW, THEREFORE, if the said Principal shall pay promptly and in full the claims of all persons, firms or corporations, performing labor or furnishing equipment, materials, or supplies incurred in connection with the contract to be performed under said agreement and shall indemnify and save harmless of Obligees from all loss liability, costs, damages, penalty, attorney's fees or expenses for all taxes, insurance premiums, any and all applicable contributions, allowances or other payments or deductions, however harmed, required by statute or union labor agreement, including voluntary payment thereof by the Obligees necessary to insure orderly prosecution of work or other items or services used in, upon or for or incurred in connection with the contract to be performed under said agreement, then this obligation shall be of no effect, but otherwise it shall remain in full force and effect.

It is a condition hereof that any change, alteration, modification or amendment of any nature whatsoever that may be made in the terms of said agreement, any change in the character or scope of the work to be performed, or the method of performance, under said agreement or any change in manner, time



                                 EXHIBIT "I"

                               Page 3 of 6 Pages
or amount of payment as provided therein, any change of any nature whatsoever that may be made in the terms of the contract between Kilroy Long Beach Associates, a California Limited Partnership, or any change that may be made in the performance of the work under said agreement by the Principal, assented to by Kilroy Long Beach Associates, a California Limited Partnership, whether made under express agreement or not, may be made without notice to the Surety and without affecting the obligations of the Surety on this bond and without requiring the consent of the Surety and no such change or changes shall release the Surety from any of its obligations hereunder, the Surety hereby consenting to and waiving notice of any such change, alteration, modification or amendment.

Subject to the priority of the named Obligees with respect to recovery up to the penal sum of this bond, persons who have supplied or furnished labor, material, machinery, equipment or supplies to the Principal for use in the prosecution of the work provided for in said contract shall have a direct right of action against said Principal and Surety under this bond.

IN WITNESS WHEREOF, the said Principal and Surety have hereunto set their hands and seals, this __________ day of ____________________________________________,
19___.


         _______________________________________
                        (Principal)


         BY:___________________________________




         _______________________________________
                          (Surety)


         BY:____________________________________



    Note: The name "Kilroy Long Beach Associates, a California. " Limited Partnership would change to the name of any successor Land Lessee.



                                 EXHIBIT "I"

                               Page 4 of 6 Pages

                   LENDER'S OBLIGEE RIDER TO PERFORMANCE BOND
                   ------------------------------------------

    WHEREAS, heretofore, on or about the ________________ day of ___________, 19___, __________________________________________________________________,
as Contractor, entered into a written agreement with Kilroy Long Beach Associates, a California Limited Partnership, as Owner of leasehold improvements, for the construction of ____________________________________
__________________________________________________________________________,
and

    WHEREAS, the Contractor and ____________________________________________
__________, a California corporation, as Surety, executed and delivered to Kilroy Long Beach Associates, a California Limited Partnership, their joint and several Performance Bond, and

    WHEREAS, Kilroy Long Beach Associates, a California Limited Partnership, has arranged for a loan for the exclusive purpose of payment for the performance of said contract and has requested the Contractor and Surety to join with Kilroy Long Beach Associates, a California Limited Partnership, in the execution and delivery of this Rider, and the Contractor and Surety have agreed so to do upon the condition herein stated.

    NOW, THEREFORE, in consideration of one dollar and other good and valuable consideration receipt of which is acknowledged, the undersigned agree that the said Performance Bond shall be, and is, amended as follows:

    1.   The name of _______________________________________________________,
         as shall be added to said bond as a named Obligee.

    2. The rights of the Lender as a named Obligee shall be subject to the condition precedent that Kilroy Long Beach Associates, a California Limited Partnership, obligations to the Contractor be performed.

    3. The aggregate liability of the Surety under said bond to Kilroy Long Beach Associates, a California Limited Partnership, and the Lender, as their interests may appear, is limited to the penal sum of the said bond.

    4. The Surety may, at its option, make any payment under said bond by check issued jointly to Kilroy Long Beach Associates, a California Limited Partnership, and the Lender.

    5. Except as herein modified, said Performance Bond shall be and remain in full force and effect.



                                 EXHIBIT "I"

                               Page 5 of 6 Pages

    Signed, sealed and dated this _________ day of ________________, 19___.


                                 KILROY LONG BEACH ASSOCIATES, A
                                 California Limited Partnership

ATTEST:_______________________       BY: KILROY INDUSTRIES, a
                                     California Corporation,
                                     General Partner

                                     By: ___________________________

                                     Title: ________________________

                                 By: _______________________________

                                 By: _______________________________
                                                 (Owner)

ATTEST:_______________________   BY:________________________________
                                                 (Surety)

ATTEST:_______________________   BY:_________________________________

                                 ____________________________________
                                            (Contractor)




                                  EXHIBIT "I"

                               Page 6 of 6 Pages

                       KILROY AIRPORT CENTER LONG BEACH

                             CONSTRUCTION SCHEDULE

                     Estimated Date    Estimated
                     of Commencement   Substantial
Building             of Construction   Completion Date
--------             ---------------   ---------------
First Building              9/1/85          7/31/86
Second Building             9/1/86          7/31/87
Third Building              9/1/87          7/31/88
Fourth Building             9/1/88          7/31/89
Fifth Building              9/1/89          2/28/91
Sixth Building              9/1/90          2/28/92




                                  EXHIBIT "J"

                               Page 1 of 1 Page

                             FIXED BASE OPERATIONS
                             ---------------------



          This Exhibit specifies the standard responsibilities of a Fixed Base Operation (FBO) at the Long Beach Municipal Airport. It is the intention of the parties that the execution of these terms shall be the responsibility of Developer. Nothing herein shall be deemed to prevent Developer from imposing these requirements as a duty on its subtenants so long as Developer shall remain primarily responsible to City therefor in case of failure of Developer and FBO subtenants to fulfill their obligations hereunder. Said requirements shall be subject to the following exceptions:

          1. Nothing herein shall be deemed to require Developer to operate any FBO facility except through subtenants. If the FBO premises are not subleased by Developer, Developer's sole obligation shall be to use reasonable efforts to sublet the same upon terms and conditions reasonably satisfactory to Developer. The temporary cessation of business operations by reason of casualty, remodeling, holidays and other business reasons consistent with the continued operation of such business from the FBO premises shall not constitute a violation of such requirements.

          2. Developer may franchise the various elements of the FBO operation, however, the performance requirements shall be construed to cause construction of at least, but not more than, one fuel facility and one wash rack on the FBO premises for each complete FBO facility, but in no event less than one such facility or the Premises. Developer may, however, construct more than one fuel facility and one wash rack for each such FBO facility on the Premises.

                                                               EXHIBIT K

          3. City and Developer shall deal directly with each other as to the matters governed by this Exhibit, except as expressly provided to the contrary.

          4. As used in this Exhibit, the term "Lessee" or "Tenant" shall mean Developer and the term "Lessor" or "Landlord" shall mean City.

          5. The provisions of this Exhibit shall be applicable only to those portions of the Premises from time to time improved and used by or under Developer for FBO uses, which portions are hereinafter referred to as the "FBO Premises". Portions of the Premises initially improved and used for FBO uses may be redeveloped and used for other purposes and portions of the Premises initially improved and used for non-FBO uses may be redeveloped and used for FBO uses, provided that the improved areas for aircraft tie-downs and/or hangar space, usable for such purposes under applicable laws, in the Project are not reduced by reason thereof. Any portion of the Premises used for non-FBO uses or redeveloped for use other than FBO uses shall be physically segregated from the Long Beach Municipal Airport by fencing or other barriers meeting FAA security requirements.

          6. References to Developer's subtenants in this Exhibit shall be deemed references to Developer during any period of time that Developer conducts and operates a business on or from the FBO Premises directly, and not through or under a subtenant.

          7. Any subtenant of Developer or transferee by sublease by or under such a sublessee shall be deemed to be a subtenant for purposes of this Exhibit "G". Where any such sub-tenant performs any act or obligation required herein, Developer shall be relieved of all obligation therefor.

          8. Except as to matters specifically related to the operation of the Airport or of the FBO facilities, the terms of the Lease between Developer and City to which this Exhibit "G" is attached shall prevail in the case of any conflict between such terms and the terms of this Exhibit "G".

          9. Nothing in this Exhibit shall be deemed to apply to any portion of the Project other than the FBO uses.

         10. Nothing herein shall be deemed to require construction or improvement of the Premises except in the manner authorized by applicable land and airport rules. Metal buildings, such as "Butler Buildings" shall be permitted.

         11. City shall endeavor in making airport improvements to minimize interference with the operation of business on or from the Premises and shall give reasonable notice to Developer of any duty thereon except in case of emergency when such duty is necessary to prevent damage or injury to persons or property.

         12. Developer shall require its subtenants affected thereby to pay the fuel flowage fee provided for herein for the benefit of City as a third party beneficiary to enable City to directly enforce such requirements against subtenants. Developer shall not be liable for payment of such fuel flowage fees unless Developer shall refuse upon request by City to cooperate in the collection thereof from Developer's subtenant. Such cooperation shall not be construed as obligating Developer to terminate the sublease or the subtenant's right to possession.

         13. Sales permitted by the "use" restrictions may be wholesale or retail.

          14. Assignments or other transfers of the type described in subparagraphs (i) through (vi) of Section 5.1.3 of this Lease or of the type permitted by Section 1.3.3 of this Lease by subtenants shall be permitted without the approval of City's City Manager of the assignee or transferee. City's City Manager shall, however, be promptly notified of any such assignment or other transfer and provided with the information described in subparagraphs
(i) and (ii) of Section 5.1.2 of this Lease.

          15. Paragraph E of the "Operation of Business" restrictions shall not be applicable to the rents charged and/or other services provided by or under Developer as a sublessor.

          16. The maintenance obligations set forth in the "Maintenance" requirement shall be subject to and shall except reasonable wear and tear. City's Airport Manager may not cure Developer's failures under said "Maintenance" requirement if Developer commences such maintenance within thirty
(30) days of its receipt of written notice of such failure and thereafter diligently prosecutes the same to completion. Developer shall have thirty (30) days following its receipt of written request for payments under said "Maintenance" requirement, together with reasonable supportive evidence of the costs incurred, to reimburse City such costs.

          17. The last sentence in Paragraph C of the requirement entitled "Aircraft Parking, Storage and Hangars" is hereby deleted and shall not be applicable to the Premises.

          18. Paragraph C of the requirement entitled "Storage" is hereby deleted and shall not be applicable to the Premises. City's remedies under this Lease for a default by Developer, however, shall be applicable to breaches of the requirements of the requirement entitled "Storage", not cured within the time provided in Section 17.6.1 following Developer's receipt of notice of such breach.

          19. Developer shall conclusively be deemed to have satisfied the "Automobile Parking" requirements if Developer improves the FBO Premises in a manner consistent with all applicable parking code requirements of the City of Long Beach at the time of such construction.

          20. Developer may satisfy the requirement in Paragraph B of the requirement entitled "Fuel Flowage Fees" by having its subtenant enter into the supplier agreement, in which event all references to Developer in Paragraph B shall be deemed references to Developer's subtenant. If Developer has required its subtenants to make the reports required by Paragraph D of the requirement entitled "Fuel Flowage Fees", Developer shall not be liable for a failure by its subtenants to make such reports unless Developer shall refuse upon request by City to cooperate in enforcing such reporting requirements, which cooperation shall not be construed as obligating Developer to terminate the sublease.

          21. The requirement entitled "Utilities" shall be enforced only insofar as is practical.

          22. Notwithstanding the provisions of Paragraph B of the requirement entitled "FAA Security and Safety Regulations" to the contrary, if any sublease includes a covenant by the sublessee to indemnify and hold City harmless for the full amount of any fine, penalty or other financial loss resulting from any violation of
Part 107 or Part 139 occurring on the subleased premises, or by or under such sublessee, Developer shall not be liable to indemnify or to reimburse City for the amount of any such fine, penalty or other financial loss covered by such subtenant's indemnify.

          23. Whenever the consent, approval, specification or authorization of City, City's City Manager or the Airport Manager is required by this Exhibit, such consent, approval, specification or authorization shall not unreasonably be withheld.

          24. Developer shall not be deemed to have failed to perform its obligations under this Exhibit "G" if such failure is the result of a breach by a subtenant under a sublease of the FBO Premises, or any portion thereof, unless Developer fails to take reasonable action to cause such breach to be cured or to terminate such sublease or the subtenant's right to possession within forty-five
(45) days of Developer's receipt of written notice from City of the occurrence of such breach.

                     CONSTRUCTION, ALTERATION AND CHANGES



          LESSEE shall not place upon the Leased Premises any portable buildings, trailers, or other like portable structures without prior written approval of LANDLORD's Airport Manager.

                                      USE
                                      ---



          The Leased Premises and any and all improvements located or erected thereupon shall be used solely for the purpose of conducting a fixed base operation and no other purpose. The fixed base operation is limited to the following aeronautical and support uses which are inclusive.

          A.  Sale of new and used aircraft (both retail and wholesale);

          B. Sale of aircraft parts and accessories (both retail and wholesale);

          C.  Sale of aircraft parts, components and allied equipment;

          D.  Sale of new and used avionics and electronic equipment;

          E.  Sale of new and used aircraft instruments;

          F. Storage, sale and dispensing of petroleum products on the Leased Premises.

          G.  Sale of pilot supplies and accessories;

          H.  Leasing and rental of aircraft;

          I.  Sale of aircraft insurance;

          J.  Financing of aircraft;

          K. Operation of air cargo and air freight activities (subject to prior written approval of LANDLORD's Airport Manger;

          L. Flight operations, including ground school, flight training/proficiency, demonstration of aircraft for sale, charter and air taxi. Charter/Air Taxi operations are subject to prior written approval of LANDLORD'S Airport Manager. The conduct of scheduled commercial service is expressly prohibited;

          M. Maintenance, repair, overhaul and modification of aircraft, aircraft engines, airframes, flight systems, instruments, avionics, electronics equipment, propellers and related aircraft components;

          N.  Rental of aircraft storage hangars and open tie-down facilities;

          0. Operation of a UNICOM radio transmitter and receiver (subject to written approval of LANDLORD's Airport Manager);

          P.  Washing, detailing and waxing of aircraft;

          Q.  Providing upholstery, cabinetry and interior services;

          R.  Parachute, fire extinguisher and oxygen services;

          8. Line Services for the purpose of meeting the needs of transient aircraft;

          T. Operation of food vending equipment and/or a coffee bar for the purpose of serving TENANT's employees and customers;

          U. Rent-a-car service (subject to a prior written agreement between LANDLORD and rent-a-car company or TENANT in the event of TENANT operated service);

          V. Maintenance and servicing of TENANT-owned and operated automotive ramp equipment;

          We  Aircraft stripping and painting;

          X. Any such other aviation related uses as may be approved in writing by LANDLORD's Airport Manager.

                               UNAUTHORIZED USES



          Only the uses specified in the use clause hereof are authorized uses, and such uses are authorized only when conducted by TENANT or a Subtenant approved in advance by LANDLORD's City Manager All other business activities engaged in on or from the Leasehold premises for involving provision of services or products to parties other than TENANT or an approved Subtenant for financial gain are prohibited. Said prohibition shall be enforced by TENANT.

                             OPERATION OF BUSINESS
                             ---------------------


          A. TENANT shall continuously use and operate the premises, during all usual business hours and on all such days as comparable business of like nature in the area are open for business in accordance with the provisions of this Lease relating to use. If the premises are destroyed or partially condemned and this Lease remains in full force and effect, TENANT shall continue operation of its business at the premises to the extent reasonably practical as determined by good business judgment during any period of reconstruction.



          B. TENANT shall appoint in writing an authorized local agent duly empowered to make decisions on behalf of TENANT in all routine administrative and operational matters relating to the Leased Premises who shall be available during normal business hours. TENANT shall notify LANDLORD's Airport Manager in writing of the name, address and telephone number of the said agent and shall supply therewith a copy of the writing appointing the agent.



          C. All businesses operating on or from the Leased Premises shall maintain a suitable office which is staffed during normal business hours.



          D. Rotary winged aircraft may not be parked, repaired or operated from the Leased Premises without the prior written approval of the Airport Manager and such approval, if granted, is subject to Airport Rules and Regulations and may be terminated by the Airport Manager on thirty (30) days notice unless otherwise specified in writing at the time of said written approval.



          E. Aviation services are supplied for the benefit of the aviation public and shall be carried out in a reasonable manner and at appropriate prices. The Airport Manager may investigate reports of unfair prices or service.

                              COMPLIANCE WITH LAW
                              -------------------


          No improvements or structures either permanent, temporary or portable, shall be erected, placed upon, operated or maintained on the Leased Premises, nor shall business or any other activity be conducted or carried on, in, onto, or from the Leased Premises in violation of the terms of this Lease or any duly adopted rules, regulations, orders, law, statute, by-law, or ordinance of any governmental agency having jurisdiction thereover.


 17.                 PERFORMANCE
                     -----------

          1. All fixed base operation facilities shall have the capacity to store and dispense fuel.

          2. All fixed base operation facilities shall provide an aircraft wash rack.

                                MONTHLY REPORT
                                --------------


          Within fifteen (15) days after execution of this Lease, TENANT shall submit a written report to LANDLORD's Airport Manager listing all based aircraft located on the Leased Premises. Said report shall be prepared on a form supplied by LANDLORD, and shall include for each based aircraft located on the Leased
Premises: the make, model, registration number, color, space or hangar number, registered owner(s) name(s), address(es) and telephone number(s). Should aircraft be on lease, the same information required for owner shall be provided for any or all lesee(s) of said aircraft.

          For purposes of this section, a based aircraft is any aircraft which makes arrangements to park at Long Beach Airport for any purpose other than those specified herein, to wit:

          (a) Visiting or transient aircraft who utilize parking facilities for less than fifteen (15) days in any thirty (30) day period.

          (b) Aircraft maintaining tiedown or storage space at another airport that are undergoing maintenance, service or repair by a tenant or subtenant.

          (c) New aircraft awaiting sale and/or delivery by a tenant or subtenant where delivery subsequent to sale occurs within thirty (30) calendar days.

          (d) Used aircraft for sale by a tenant or subtenant where delivery subsequent to sale occurs within thirty (30) calendar days.

                           RESERVATIONS TO LANDLORD
                           ------------------------


          LANDLORD reserves the right to enter and have access to the property in order to make, construct or carry out airport improvements.





                           USE OF AIRPORT FACILITIES
                           -------------------------


          TENANT shall have, in conjunction with the general public and other airport users, a non-exclusive right to the use of the public airport facilities provided and developed by LANDLORD for public aviation use on such terms and conditions as such facilities may be made available by LANDLORD either now or in the future and subject to all applicable laws and rules of the United States, the State of California or the City of Long Beach governing aviation air navigation or the use of the airport.

                                  MAINTENANCE
                                  -----------


          TENANT agrees, at TENANT's sole cost and expense, to repair and maintain the Leased Premises and all improvements or landscaping existing or constructed thereon in good order and repair and to keep said premises and facilities in a neat, clean, attractive and orderly condition. Failure of the TENANT to properly maintain and repair the Leased Premises shall constitute a breach of the terms of this Lease.

          If, in the opinion of LANDLORD's Airport Manager, the Leased Premises are not being properly maintained, LANDLORD's Airport Manager may, after giving thirty (30) days written notice to TENANT to remedy discrepancies, cause such repair and maintenance to be made. The cost of such maintenance or repair shall be added to the rent. If said costs are not paid promptly by TENANT, this Lease shall be deemed to be in default, and LANDLORD shall be entitled to all legal remedies provided hereunder.

                     AIRCRAFT PARKING, STORAGE AND HANGARS
                     -------------------------------------


          A. TENANT shall provide open aircraft parking aprons which shall be so designed, marked and maintained, as to provide for safe and functional parking of aircraft, including sufficient distance between all structural elements (including, but not limited to, body, wings and tail) of parked aircraft to permit safe movement of aircraft to and from aircraft parking spaces. Aircraft tiedown equipment or apparatus shall be of a type approved by the Airport Manager for use at the airport and all aircraft designed and equipped to be tied down shall be properly secured to such tiedown apparatus when left unattended. All tiedown spaces shall be clearly marked on the pavement with an identification number in such manner that each individual parking space can be easily identified.


          B. TENANT will provide and maintain taxi lanes and aircraft parking spaces clear of obstacles, vehicles and improperly parked aircraft in a manner which will permit safe and convenient movement of aircraft throughout all open parking areas.



          C. TENANT will provide adequate aircraft parking spaces on the Leased Premises to accommodate transient or visiting aircraft or aircraft present at TENANT's facility for the purpose of maintenance or other work. Parking is permitted only in designated spaces on FBO leases and TENANT expressly covenants and agrees to make every reasonable and prudent effort to prevent parking of aircraft or ground vehicles on property contiguous to the Leased Premises, but not a part thereof. The Airport Manager may require creation of additional parking spaces if he finds that aircraft using TENANT'S facilities are parking in areas other than authorized tie downs or hangar spaces.



          D. Maintenance and repair of aircraft on the based and transient aircraft parking area shall be limited to that permitted by Federal Aviation Regulations Part 43(h) and Appendix A(c), unless otherwise specifically authorized in writing by the Airport Manager. Said parking areas shall be kept free from partially dismantled or derelict aircraft.



          E. Aircraft storage hangars shall be used for storage of aircraft only and no maintenance shall be done therein, except as specifically authorized by Federal Aviation Regulations Part 43(h) and Appendix A(c) if such maintenance and repair can be done in compliance with such fire, building and safety codes, rules and/or regulations as may be applicable to such hangar or activity from time to time.



          F. Maintenance, repair and other activities may be conducted in hangars heretofore or hereafter constructed in such manner that such maintenance repair and other activities can be carried out in such hangar in compliance with such fire, building and safety codes, rules and/or regulations, as may be applicable from time to time to such activities, if authorized in writing by the Airport Manager such notice in writing as is possible under the existing circumstances.



          C. LANDLORD will cause the surface of the Leased Premises to be restored to its original condition upon the completion of any construction done pursuant to this paragraph.




          E. LANDLORD shall exercise its best effort to avoid unreasonable interference with TENANT's operations or enjoyment of the premises or impairment of the security of any secured creditor in its exercise of rights pursuant to this paragraph.



          F. Should any exercise of the rights described in this paragraph result in a significant interference with TENANT's use of the Leased Premises, LANDLORD shall provide compensation to TENANT by means of a reduction in rent proportionate to the amount of the interference which shall continue for not more than two months or until TENANT has been adequately compensated, whichever comes first.

          G. All aircraft service, maintenance, repair, inspection and building activities conducted for financial gain within or from aircraft storage hangars shall be done by fixed based operators, tenants or sub-tenants located on the Long Beach Municipal Airport or their duly authorized personnel. No other persons may perform such work.



          H. Parking spaces in storage hangars shall be marked, numbered and designed in the manner specified in subparagraph A of this paragraph for tie down spaces.



          I. The aircraft identification number of each aircraft parked in a hangar shall be affixed to the outside of such hangar in a convenient and plainly visible manner and said information shall be revised from time to time so that it shall be current and visible at all times.



          J. Aircraft hangars constructed after the date of execution of this Lease shall be so designed and constructed by mean of a method approved by the Airport Manager as to permit verification for identification, safety and security purposes of all aircraft parked therein at all times without compromising the security of such aircraft.

                AIRCRAFT TIEDOWN AND STORAGE HANGAR AGREEMENTS
                ----------------------------------------------


          TENANT is authorized to enter into sublease agreements to permit aircraft tiedown and storage on the Leased Premises without approval of LANDLORD, provided that TENANT shall enter into and maintain current a written Aircraft Tiedown or Aircraft Storage Hangar Agreement with the owner or lessee or operator of each aircraft renting space on the Leased Premises. Such agreements shall be in writing and shall specify all terms, conditions and restrictions relating to the rental of space for the tiedown or storage of TENANT's aircraft and indicating that said owner, operator or lessee of an aircraft to be tied down or stored is a subtenant of LANDLORD as well as TENANT by virtue of the creation of this sublease. Such agreement shall also require that the information which TENANT must provide to LANDLORD to the terms of Paragraph *_____ of this Lease shall be supplied to TENANT by any parties with whom TENANT has entered such agreements. LANDLORD's Airport Manager or his designated representative may inspect TENANT's file of Aircraft Tiedown and Storage Hangar Rental Agreements at any reasonable time during TENANT's regular business hours.



*Page 14 of this Exhibit "G"

                                    STORAGE
                                    -------


          A. TENANT may store aircraft components, equipment, parts, bulk liquids, scrap lumber, metal, machinery or other materials related to the conduct of its business on the Leased Premises, provided, however, that such storage may be one only within a fully enclosed permanent structure. No storage may be done on any apron, ramp or taxiway, without prior written approval of Airport Manager.



          B. Derelict aircraft, inoperative grounded vehicles, unused ramp equipment, scaffolding, hoists and related items not regularly and routinely in use as part of TENANT's business, may not be kept on the Leased Premises unless such materials are maintained within a fully enclosed permanent structure.



          C. Violation of the requirements of this Paragraph shall be deemed in default if the condition has not been cured to the satisfaction of the Airport Manager within thirty (30) days of posting of the property or service of TENANT with a notice thereof.

                              AUTOMOBILE PARKING
                              ------------------


          TENANT agrees to provide sufficient automobile parking on the Leased Premises to accommodate the parking needs of patrons, visitors and employees, provided, however, that Airport streets and access roadways may not be utilized to comply with this requirement.

                               FUEL FLOWAGE FEES
                               -----------------


          A.  REQUIREMENT TO PAY
              ------------------

          TENANT agrees to pay such fuel flowage fees at such rates as may be regularly established from time to time by LANDLORD's City Council for aircraft fuels delivered at the airport. Such fees shall be due and payable on the tenth
(10th) day of the month succeeding that in which the aircraft fees are received by TENANT. The fees shall be calculated and administered as provided herein.



          B.  SUPPLIER AGREEMENT.
              ------------------

          TENANT shall enter into a written agreement with its fuel supplier which recognizes the existence of the provisions of this agreement. A copy of said agreement shall be delivered to LANDLORD's Airport Manager prior to the commencement of fuel delivery. Said agreement shall provide that either TENANT or TENANT's supplier shall indemnify, hold harmless and provide insurance coverage to the City for all uses arising from the delivery, storage, sale and supplying of such fuel. Such agreement shall further provide that the supplier shall make available to the City at reasonable times, its records of transactions involving delivery of fuel to TENANT for purposes of auditing TENANT's performance under this agreement.



          C.  UNDERGROUND STORAGE AND DELIVERY.
              --------------------------------

          All fuel delivered to TENANT by its supplier or suppliers shall be placed into underground storage facilities, the location and design of which shall have been approved by LANDLORD's Airport Manager and all fuel delivered by any supplier or suppliers shall be placed directly into said approved underground storage facilities.



          D.  REPORTING, PAYMENT AND STATEMENTS.
              ---------------------------------

          Deliveries of fuel shall be reported and fees therefor paid by TENANT to LANDLORD each calendar month as provided herein. The fees to be paid shall be computed on the basis of the oil company's meter tickets supplied by the tanker truck holding the delivery from, or from refinery meter tickets provided to the carrier at the time the tanker truck is loaded. The amount shown on such tickets to have been delivered in agreement shall be multiplied by the rate established by the City Council then in effect. The product of that computation shall be the fuel flowage fee due for that month. TENANT will provide a year-end statement showing all deliveries in the previous year. Both monthly reports and year-end statements shall be on forms supplied by the Airport Manager

                                NOISE ABATEMENT
                                ---------------


          TENANT expressly covenants to make every reasonable and prudent effort to ensure that aircraft based on, or operating from, the Leased Premises adhere to duly adopted present and future Noise Abatement Programs and Rules and Regulations relating thereto.









                              NAVIGATION EASEMENT
                              -------------------


          There is hereby excepted and reserved to the City of Long Beach, its successors and assigns, for the use and benefit of the public, a right of flight for the passage of aircraft in the airspace above the surface of the premises herein leased. This public right of flight shall include the right to cause in said airspace any noise inherent in the operation of any aircraft used for navigation or flight through said airspace or landing at, taking off from or
operation on the Long Beach Municipal Airport.   The easement hereby excepted
and reserved shall not limit any improvements and other structures heretofore or hereafter constructed or placed upon the premises in a manner consistent with the applicable PD-2 zoning ordinance of the City of Long Beach and FAR Part 77

                                 BULLETIN BOARD
                                 --------------


          TENANT will install and continuously maintain a bulletin board in a location on the Leased Premises which will be convenient to and easily seen by patrons, users and visitors and will post and display notices, bulletins and other information supplied by the Airport Manager in a prominent place where such will be easily visible to TENANT's employees, patrons, users and visitors, or will authorize the Airport Manager to post such notices which shall remain continuously on display for such period of time as the same may continue in effect.



                                   UTILITIES
                                   ---------


          All utilities added from or after the date of this Lease shall be underground.

                                 WASTE DISPOSAL
                                 --------------


          TENANT shall construct all facilities necessary to prevent any water or industrial waste from the operations of TENANT on the Leased Premises from flowing into adjacent property. TENANT shall dispose of all sewage and industrial waste in accordance with all applicable regulations and laws of those governmental agencies having jurisdiction or authority thereover.

          TENANT shall insure that all solid waste materials are placed in appropriate covered containers designed for use with the type of waste involved, which shall remain covered, and that said containers are maintained within enclosures located on said Leased Premises and designated to keep said trash containers out of the flow of traffic and obscured from view.

                      FAA SECURITY AND SAFETY REGULATIONS
                      -----------------------------------


          A.  This Lease is subject to Federal Aviation Regulations Part 107 and
Part 139 relating to Safety and Security. LANDLORD shall provide copies thereof to TENANT who shall provide copies thereof to all sub-tenants.



          B. If any violation of Part 107 or Part 139 occurs on the Leased Premises, TENANT or its sub-tenants shall be strictly liable to reimburse LANDLORD for the full amount of any fine, penalty or other financial loss resulting therefrom.



                             BILLBOARDS AND SIGNS
                             --------------------


          TENANT agrees not to construct, install or maintain, nor to allow upon the Leased Premises any billboards, signs, banners or like displays which may be placed in or upon any building or structure in such manner as to be visible from the outside thereof, except those approved in writing by LANDLORD's Airport Manager.

                                     AUDIT
                                     -----


          The LANDLORD, City Auditor and City Manager, or their designated representatives, shall be permitted to examine and review TENANT's records at all reasonable times, with or without prior notification, for the purpose of determining compliance with all terms, covenants and conditions of this Lease. Such examinations and reviews shall be conducted during TENANT's regular business hours in a manner causing as little inconvenience as possible to TENANT.

                              POSSESSORY INTEREST
                              -------------------


          TENANT recognizes and understands that this Lease may create a possessory interest subject to property taxation and that TENANT may be subject to the payment of property taxes on such interest.






                  FEDERAL AVIATION ADMINISTRATION ASSURANCES
                  ------------------------------------------


          This Lease is subject to certain assurances mandated by the Federal Aviation Administration for inclusion in airport leases. These assurances are set out in full in Exhibit "H" attached hereto and made a part hereof.

                         FAA REQUIRED LEASE PROVISIONS
                         -----------------------------


LEASE PROVISIONS:
----------------

1. The Lessee, for himself, his heirs, personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree "as a covenant running with the land") that in the event facilities are constructed, maintained, or otherwise operated on the said property described in this Lease, for a purpose for which a DOT program or activity is (Pounds) extended or for another purpose involving the provision of similar services or benefits, the Lessee shall maintain and operate such facilities and services in compliance with all other requirements imposed pursuant to Title 49, Code of Federal Regulations, DOT, Subtitle A, Office of the Secretary, Part 21, Nondiscrimination in Federally-Assisted Programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.

2. The Lessee for himself, his personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree "as a covenant running with the land" that: (a) no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities; (b) that in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subject to discrimination; (c) that the Lessee shall use the premises in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary,
Part 21, Nondiscrimination in Federally-Assisted Programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.

3. Lessee shall furnish its accommodations and/or services on a fair, equal and not unjustly discriminatory basis to all users thereof and it shall charge fair, reasonable and not unjustly discriminatory prices for each unit or service; PROVIDED, THAT the Lessee may be allowed to make reasonable and nondiscriminatory discounts, rebates or other similar type of price reductions to volume purchasers.

4. Non-compliance with Provision 3 above shall constitute a material breach thereof and in the event of such non-compliance and Lessor shall have the right to terminate this Lease Agreement and the estate hereby created without liability therefore or at the election of

                                      -1-
                                                          EXHIBIT L
the Lessor or the United States either or both said Governments shall have the right to judicially enforce Provisions.

5. Lessee agrees that it shall insert the above four Provisions in any Lease Agreement by which said Lessee grants a right or privilege to any person, firm or corporation to render accommodations and/or services to the public on the premises herein leased.

6. The Lessee assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR Part 152, Subpart
E. The Lessee assures that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by this subpart. The Lessee assures that it will require that its covered suborganizations provide assurances to the Lessee that they similarly will undertake affirmative action programs and that they will require assurances from their suborganizations, as required by 14 CFR Part 152, Subpart E, to the same effect.

7. The Lessor reserves the right to further develop or improve the landing area of the airport as it sees fit, regardless of the desires or view of the Lessee, and without interference or hinderance.

8. The Lessor reserves the right, abut shall not be obligated to the Lessee to maintain and keep in repair the landing area of the airport and all publicly-owned facilities of the airport, together with the right to direct and control all activities of the Lessee in this regard.

9. This Lease shall be subordinate to the provisions and requirements of any existing or future agreement between the Lessor and the United States, relative to the development, operation or maintenance of the airport.

10. Lessee agrees to comply with the notification and review requirements covered in Part 77 of the Federal Aviation Regulations in the event of future construction of a building is planned for the leased premises, or in the event of any planned modification or alteration of any present or future building or structures situated on the leased premises.

11. It is understood and agreed that nothing herein contained shall be construed to grant or authorize the granting of an exclusive right within the meaning of Section 308 of the Federal Aviation Act.

12. The Lessee by accepting this Lease agrees for itself, its successors and assigns that it will not make use of the leased premises in any manner which might interfere with the landing and taking off of aircraft from Long Beach Municipal Airport or otherwise constitute a hazard. In the event the aforesaid covenant is breached, the owner reserves the right to enter upon the premises hereby leased, and cause the abatement of such interference at the expense of the Lessee.

13. This Lease and all the provisions hereof shall be subject to whatever right the United States Government now has or in the future may have or acquire, affecting the control, operation, regulation and taking over of said airport.

Recording Requested By:



When Recorded Mail To:



                            SHORT FORM GROUND LEASE
                            -----------------------


    THIS SHORT FORM GROUND LEASE is made and entered into as of this ______ day of ________________, 198__, by and between the CITY OF LONG BEACH, a municipal corporation ("Landlord"), and KILROY LONG BEACH ASSOCIATES, a California Limited Partnership ("Developer").


                                   R E C I T A L S
                                   - - - - - - - -

    Landlord does hereby lease and demise to Developer that certain real property in the City of Long Beach, County of Los Angeles, State of California, more particularly described in Exhibit "A" attached hereto and all rights, privileges and easements appurtenant thereto ("Premises" herein) pursuant to and upon all of the terms, covenants and provisions set forth in that certain unrecorded Ground Lease dated ____________________________________, ("Ground
Lease" herein), the terms, covenants and provisions of which are hereby incorporated herein and made a part hereof by reference.



                                  EXHIBIT "M"
                               Page l of 5 Pages
LBAC-3A/5.28.6.sr

    Landlord and Developer do further agree as follows:


    1. The commencement date of the Ground Lease term is the date first written above.


    2. The term of the Ground Lease shall continue for fifty (50) years following the date of execution of the Ground Lease, subject to earlier termination as provided in the Ground Lease and subject to four (4) successive ten (10) year options and one (1) nine (9) year option to further extend the term of the Ground Lease.


    3. Developer shall have the right to subdivide the Ground Lease into one or more separate Ground Leases pursuant to Section 7.6 of the Ground Lease and to recombine one or more separate Ground Lease into a single Ground Lease pursuant to Section 7.7 of the Ground Lease. Developer also shall have the right to encumber its leasehold interest in the Ground Lease (and in each separate Ground Lease into which the Ground Lease may be subdivided) with one or more Leasehold Mortgages (as defined in section 4.3.2 of the Ground Lease) in favor of one or more Leasehold Mortgagees (as defined in section 4.3.3 of the Ground Lease).


    4. Developer shall pay the real property taxes and assessments against the Premises during the term hereof, as more specifically provided in the Ground Lease.


    5. Notwithstanding that the ownership of Landlord's and Developer's estates in and to the Premises may become vested in


                                  EXHIBIT "M"
                               Page 2 of 5 Pages
LBAC-3A/5.28.6.sr
the same party for any reason, no merger of Developer's leasehold estate into Landlord's fee title shall result or be deemed to result thereby, as provided in
Section 4.20 of the Ground Lease, provided that this provision shall not be deemed applicable to a termination of Developer's leasehold estate by reason of Developer's default or a taking under the power of eminent domain.


    6. The Ground Lease grants to Developer the right to enter upon the Premises demised thereby for a period of sixty (60) days following the expiration of the term of the Ground Lease in order to remove any or all of the buildings and other improvements constructed upon said Premises by or under Developer.


    7. The Ground Lease grants to Developer the right to sell any buildings from time to time constructed upon the Premises, provided that such buildings shall be and remain subject to the terms and conditions of the Lease and shall be used and developed only in accordance with the Ground Lease for so long as such buildings remain upon the Premises.








                     [THIS AREA INTENTIONALLY LEFT BLANK]



                                  EXHIBIT "M"
                               Page 3 of 5 Pages
LBAC-3A/5.28.6.sr

    IN WITNESS WHEREOF, the parties have executed this Short Form Ground Lease as of the day and year first above written.


                                  CITY OF LONG BEACH,

                                  A Municipal Corporation


                                  By:__________________________


                                  Title:_______________________

                                              "Landlord"


                                  KILROY LONG BEACH ASSOCIATES,

                                  a California Limited Partnership,


                                  By:  KILROY INDUSTRIES, a

                                       California Corporation,

                                       General Partner


                                       By:________________________


                                         Title:___________________


                                       By:________________________



                                       By:________________________

                                                "Developer"



                                  EXHIBIT "M"
                              Page 4 of 5 Pages

LBAC-3A/5.28.6.sr

           This Short Form Ground Lease is hereby approved as to form this ______________ day of ______________, 198__.



                                    ROBERT W. PARKIN, City Attorney



                                    By:____________________________

                                                  Deputy



                                  EXHIBIT "M"
                               Page 5 of 5 Pages

LBAC-3A/5.28.6.sr

                           LANDLORD'S ACKNOWLEDGMENT
                           -------------------------
                                 Corporation
                                 -----------



STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

    On June ___, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the ________________________ , on behalf of the City of Long Beach, the Municipal corporation that executed the within instrument and acknowledged to me that said Municipal corporation executed the within instrument pursuant to a resolution of its City Council.

WITNESS my hand and official seal.



                                  ------------------------------------
                                  Notary Public in and for said State


SEAL

                           DEVELOPER'S ACKNOWLEDGMENT



STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

    On June ____, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared ________________________________ and
_____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the persons who executed this instrument as __________________ and _________________________________, respectively, of
Kilroy Industries, the corporation that executed this instrument as one of the general partners of Kilroy Long Beach Associates, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that said partnership executed the same.

WITNESS my hand and official seal.



                                  ------------------------------------
                                  Notary Public in and for said State


SEAL

                               LEGAL DESCRIPTION
                               -----------------


THAT PORTION OF PARCEL 1, IN THE CITY OF LONG BEACH, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON A RECORD OF SURVEY, FILED IN BOOK 85, PAGE 19, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THOSE PORTIONS OF LOTS 5 AND 9, TRACT NO. 10548, IN SAID CITY, COUNTY OF STATE, AS PER MAP RECORDED IN BOOK 174, PAGES 15 TO 23, INCLUSIVE OF MAPS, IN SAID RECORDER'S OFFICE, AND TOGETHER WITH THAT PORTION OF LAKEWOOD BOULEVARD (FORMERLY KNOWN AS CERRITOS AVENUE, 80 FEET WIDE) AS SHOWN ON SAID MAP OF TRACT NO. 10548, NOW VACATED BY THE STATE OF CALIFORNIA HIGHWAY COMMISSION, A CERTIFIED COPY OF WHICH WAS RECORDED MAY 19, 1959, AS INSTRUMENT NO. 3601, OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID PARCEL 1, SAID RECORD OF SURVEY; THENCE NORTH 00 DEGREES 00 MINUTES 46 SECONDS EAST 324.60 FEET, ALONG THE WESTERLY LINE OF SAID PARCEL 1, TO THE NORTHWESTERLY CORNER OF SAID PARCEL 1, SAID NORTHWESTERLY CORNER BEING A POINT IN A NON-TANGENT CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 1,050.00 FEET, A RADIAL LINE THAT BEARS SOUTH 2 DEGREES 06 MINUTES 54 SECONDS WEST TO SAID POINT, SAID CURVE ALSO BEING THE NORTHERLY LINE OF SAID PARCEL 1; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27 DEGREES 32 MINUTES 10 SECONDS AN ARC DISTANCE OF 504.63 FEET TO A POINT, SAID LAST MENTIONED POINT BEING A RADIAL LINE THAT BEARS SOUTH 25 DEGREES 25 MINUTES 16 SECONDS EAST, TO SAID LAST MENTIONED POINT; THENCE SOUTH 45 DEGREES 22 MINUTES 59 SECONDS EAST 1,403.34 FEET TO A POINT IN THAT CERTAIN COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 34 DEGREES 15 MINUTES 50 SECONDS WEST 225.46 FEET" IN THE NORTHWESTERLY BOUNDARY OF THAT PARCEL OF LAND DESCRIBED AS PARCEL l IN DEED TO STATE OF CALIFORNIA, RECORDED MARCH 18, 1959, AS INSTRUMENT NO. 1904, OF OFFICIAL RECORDS, OF SAID COUNTY, SAID LAST MENTIONED POINT BEING NORTH 34 DEGREES 16 MINUTES 23 SECONDS EAST 40.81 FEET, ALONG SAID COURSE, FROM THE SOUTHWESTERLY TERMINUS THEREOF; THENCE SOUTH 34 DEGREES 16 MINUTES 23 SECONDS WEST 40.81 FEET, ALONG SAID COURSE, TO THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE IN SAID NORTHWESTERLY BOUNDARY, AS DESCRIBED IN SAID LAST MENTIONED PARCEL 1, AS HAVING A BEARING AND LENGTH OF "SOUTH 62 DEGREES 04 MINUTES 30 SECONDS WEST, 51.05 FEET, MORE OR LESS,"; THENCE SOUTH 62 DEGREES 05 MINUTES 03 SECONDS WEST ALONG SAID LAST MENTIONED CERTAIN COURSE, TO THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 62



                                  EXHIBIT "A"

                               Page l of 2 Pages

LBAC-3A/5 .24. 7/sr

DEGREES 04 MINUTES 30 SECONDS WEST, 113.28 FEET" IN SAID LAKEWOOD BOULEVARD, NOW VACATED BY THE CALIFORNIA HIGHWAY COMMISSION; THENCE SOUTH 62 DEGREES 05 MINUTES 03 SECONDS WEST ALONG SAID LAST MENTIONED CERTAIN COURSE TO THE NORTHEASTERLY TERMINUS OF THAT COURSE AS DESCRIBED AS HAVING A BEARING AND LENGTH OF "SOUTH 62 DEGREES 04 MINUTES 30 SECONDS WEST 704.56 FEET" IN THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND DESCRIBED AS PARCEL l IN DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959, AS INSTRUMENT NO. 1870, OF OFFICIAL RECORDS, OF SAID COUNTY; THENCE ALONG SAID LAST MENTIONED NORTHERLY BOUNDARY SOUTH 62 DEGREES 05 MINUTES 03 SECONDS WEST 704.56 FEET, SOUTH 80 DEGREES 05 MINUTES 43 SECONDS WEST
105.00 FEET AND NORTH 80 DEGREES 14 MINUTES 59 SECONDS WEST 676.33 FEET; THENCE NORTH 9 DEGREES 45 MINUTES 0l SECONDS EAST 570.00 FEET; THENCE NORTH 25 DEGREES 20 MINUTES 00 SECONDS EAST 15.00 FEET; THENCE NORTH 8 DEGREES 44 MINUTES 49 SECONDS WEST 248.97 FEET TO THE SOUTHERLY PROLONGATION OF SAID WESTERLY LINE OF PARCEL 1, AS SHOWN ON SAID RECORD OF SURVEY; THENCE NORTH 0 DEGREES 00 MINUTES 46 SECONDS EAST 72.14 FEET ALONG SAID PROLONGATION, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH MAY BE PRODUCED OR SAVED FROM SAID LAND; TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER TO DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SAME, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, OR LEVELS, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67 OFFICIAL RECORDS AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 303, OFFICIAL RECORDS AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.



                                  EXHIBIT "A"

                               Page 2 of 2 Pages

LBAC-3A/5.24.7/sr